                                                                                  SWDocIDNYB 1430608.11EXHIBIT 10.1

                                                                                                     EXECUTION COPY
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                                                 CREDIT AGREEMENT

                                          DATED AS OF SEPTEMBER 29, 2003

                                                   by and among

                                           O'SULLIVAN INDUSTRIES, INC.,

                                  O'SULLIVAN FURNITURE FACTORY OUTLET, INC., and

                                      O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                   as Borrowers

                                                        and

                                      THE OTHER PERSONS PARTY HERETO THAT ARE

                                           DESIGNATED AS CREDIT PARTIES

                                                        and

                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                         as Agent, L/C Issuer and a Lender

                                                        and

                                   THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                                    as Lenders

____________________________________________________________________________________

                                                 TABLE OF CONTENTS
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                                                 TABLE OF CONTENTS

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                                                INDEX OF APPENDICES

Annexes

Annex A                    -        Definitions
Annex B                    -        Pro Rata Shares and Commitment Amounts
Annex C                    -        Closing Checklist
Annex D                    -        Pro Forma
Annex E                    -        Lenders' Bank Accounts

Exhibits

Exhibit 1.1(a)(i)          -        Revolving Note
Exhibit 1.1(a)(ii)         -        Notice of Revolving Credit Advance
Exhibit 1.2(e)             -        Notice of Continuation/Conversion
Exhibit 4.9(d)(i)          -        OSI Borrowing Base Certificate
Exhibit 4.9(d)(ii)         -        OSF Borrowing Base Certificate
Exhibit 4.9(d)(iii)        -        OSV Borrowing Base Certificate
Exhibit 4.9(k)             -        Compliance Certificate
Exhibit 8.1                -        Assignment Agreement

Schedules

Schedule 2.7               -        Corporate and Trade Names
Schedule 3.1               -        Existing Indebtedness
Schedule 3.2               -        Liens
Schedule 3.3(c)            -        Certain Employee Loans
Schedule 3.4               -        Contingent Obligations
Schedule 3.8               -        Affiliate Transactions
Schedule 3.9               -        Business Description
Schedule 3.19              -        Material Contracts
Schedule 5.4(a)            -        Jurisdictions of Organization and Qualifications
Schedule 5.4(b)            -        Capitalization
Schedule 5.6               -        Intellectual Property
Schedule 5.7               -        Investigations and Audits
Schedule 5.8               -        Employee Matters
Schedule 5.10              -        Litigation
Schedule 5.11              -        Use of Proceeds
Schedule 5.12              -        Real Estate
Schedule 5.13              -        Environmental Matters
Schedule 5.14              -        ERISA
Schedule 5.16              -        Deposit and Disbursement Accounts
Schedule 5.17              -        Agreements and Other Documents
Schedule 5.18              -        Insurance

                                                 CREDIT AGREEMENT

         This  CREDIT  AGREEMENT  is  dated as of  September 29, 2003  and  entered  into by and  among  O'SULLIVAN
INDUSTRIES,  INC.,  a  Delaware  corporation  ("OSI"),  O'SULLIVAN  FURNITURE  FACTORY  OUTLET,  INC.,  a  Missouri
corporation ("OSF"), and O'SULLIVAN  INDUSTRIES - VIRGINIA,  INC., a Virginia corporation ("OSV") (OSI, OSF and OSV are  sometimes  referred  to herein as the  "Borrowers"  and  individually  as a  ("Borrower"),  the other  persons designated as "Credit  Parties" on the  signature  pages hereof,  the financial  institutions  who are or hereafter become parties to this Agreement as Lenders, and GENERAL ELECTRIC CAPITAL  CORPORATION,  a Delaware corporation (in its individual capacity "GE Capital"), as the initial L/C Issuer and as Agent.

                                                 R E C I T A L S:

         WHEREAS,  Borrowers  desire that  Lenders  extend a revolving  credit  facility to  Borrowers  to fund the repayment of certain  indebtedness of Borrowers,  to provide working capital financing for Borrowers and to provide funds for other general corporate purposes of Borrowers; and

         WHEREAS,  Borrowers  desire to secure all of their  Obligations  (as  hereinafter  defined) under the Loan
Documents  (as  hereinafter  defined)  by  granting  to Agent,  for the  benefit of Agent and  Lenders,  a security interest in and lien upon substantially all of their existing and after-acquired personal and real property; and

         WHEREAS,  O'Sullivan  Industries Holdings,  Inc., a Delaware corporation that owns all of the Stock of OSI
("Holdings") is willing to guaranty all of the Obligations of Borrowers;

         WHEREAS,  Borrowers  are  willing to pledge to Agent,  for the  benefit of Agent and  Lenders,  all of the
Stock of their Subsidiaries to secure the Obligations; and

         WHEREAS,  all capitalized  terms herein shall have the meanings  ascribed  thereto in Annex A hereto which is incorporated herein by reference.

         NOW,  THEREFORE,  in  consideration  of the premises and the agreements,  provisions and covenants  herein contained, Borrowers, Credit Parties, Lenders and Agent agree as follows:

SECTION 1.

                                            AMOUNTS AND TERMS OF LOANS

1.1.     Loans.  Subject to the terms and  conditions of this  Agreement  and in reliance upon the  representations and warranties of Borrowers and the other Credit Parties contained herein:

(a)      Revolving Loans.

(i)      Each  Revolving  Lender  agrees,  severally and not jointly,  to make  available to Borrowers from time to time until the  Commitment  Termination  Date its Pro Rata Share of advances  (each a "Revolving  Credit  Advance")
requested by Borrower  Representative  on behalf of the  Borrowers  hereunder.  The Pro Rata Share of the Revolving
Loan of any  Revolving  Lender  shall not at any time exceed its  separate  Revolving  Loan  Commitment.  Revolving
Credit  Advances may be repaid and  reborrowed;  provided,  that the amount of any Revolving  Credit  Advance to be made at any time  shall not  exceed  Borrowing  Availability.  Borrowing  Availability  may be  further  reduced by
Reserves  imposed by Agent in its reasonable  credit  judgment.  Moreover,  the Revolving  Loan  outstanding to any
Borrower  shall not exceed at any time that  Borrower's  separate  Borrowing  Base.  All  Revolving  Loans shall be repaid in full on the Commitment  Termination  Date.  Unless otherwise  elected by any Revolving Lender pursuant to
Section 1.9, each  Borrower  shall  execute and deliver to such  Revolving  Lender a note to evidence the Revolving
Loan  Commitment of that  Revolving  Lender.  Each note shall be in the maximum  principal  amount of the Revolving
Loan  Commitment  of the  applicable  Revolving  Lender,  dated the Closing Date and  substantially  in the form of
Exhibit 1.1(a)(i)  (each as amended  modified,  extended,  substituted or replaced from time to time, a "Revolving
Note" and,  collectively,  the "Revolving  Notes").  Revolving  Credit  Advances which are to be made as Index Rate
Loans may be  requested  in any amount  with one (1)  Business  Day's prior  written  notice  required  for funding requests equal to or greater than $5,000,000.  For funding  requests for such Loans less than  $5,000,000,  written notice must be provided by 1:00 p.m.  (New York time) on the Business Day on which such  Revolving  Credit  Advance is to be made.  All requests for  Revolving  Credit  Advances  that are to be made as LIBOR Loans require three (3)
Business  Days'  prior  written  notice.  Written  notices for funding  requests  shall be in the form  attached as
Exhibit 1.1(a)(ii)  ("Notice  of  Revolving  Credit  Advance")  and shall be  accompanied  by a  certificate  of an executive officer, duly completed, in the form attached to such Exhibit 1.1(a)(ii).

(b)      Omitted.

(c)      Omitted.

(d)      Letters of Credit.  The Revolving Loan  Commitment  may, in addition to advances under the Revolving Loan, be utilized,  upon the request of Borrower  Representative on behalf of the applicable  Borrower,  for the issuance of Letters of Credit.  Immediately  upon the issuance by an L/C Issuer of a Letter of Credit,  and without  further action on the part of Agent or any of the Lenders,  each  Revolving  Lender shall be deemed to have  purchased from such L/C  Issuer a  participation  in such  Letter  of  Credit  (or in its  obligation  under a risk  participation agreement with respect  thereto) equal to such Revolving  Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit.

(i)      Maximum  Amount.  The  aggregate  amount of Letter of Credit  Obligations  with  respect to all Letters of
Credit outstanding or unreimbursed at any time shall not exceed $25,000,000 ("L/C Sublimit").

(ii)     Reimbursement.   Borrowers  shall  be  irrevocably  and   unconditionally   obligated   forthwith  without
presentment,  demand,  protest  or other  formalities  of any kind  (including  for  purposes  of  Section 10),  to reimburse  any L/C Issuer on demand in  immediately  available  funds for any amounts  paid by such L/C Issuer with respect to a Letter of Credit,  including all reimbursement  payments,  Fees,  Charges,  costs and expenses paid by such L/C Issuer.  Borrowers hereby authorize and direct Agent, at Agent's option,  to debit Borrowers'  account (by increasing the outstanding  principal  balance of the Revolving  Credit Advances) in the amount of any payment made by an L/C Issuer  with  respect to any Letter of Credit.  All  amounts  paid by an L/C Issuer  with  respect to any
Letter of Credit that are not  immediately  repaid by Borrowers with the proceeds of a Revolving  Credit Advance or otherwise  shall bear interest at the interest rate  applicable to Revolving Loans which are Index Rate Loans plus, at the  election of Agent or  Requisite  Lenders,  an  additional  two percent  (2.00%) per annum.  Each  Revolving
Lender agrees to fund its Pro Rata Share of any Revolving  Loan made  pursuant to this  Section 1.1(d)(ii).  In the event Agent elects not to debit  Borrowers'  account and Borrowers  fail to reimburse the L/C Issuer in full on the date of any payment in respect of a Letter of Credit,  Agent shall  promptly  notify each  Revolving  Lender of the amount of such  unreimbursed  payment  and the accrued  interest  thereon and each  Revolving  Lender,  on the next
Business Day prior to 3:00 p.m.  (New York time),  shall  deliver to Agent an amount  equal to its  Pro Rata  Share thereof in same day funds.  Each Revolving Lender hereby  absolutely and  unconditionally  agrees to pay to the L/C
Issuer  upon  demand by the L/C Issuer  such  Revolving  Lender's  Pro Rata Share of each  payment  made by the L/C
Issuer in respect of a Letter of Credit and not  immediately  reimbursed by Borrowers or satisfied  through a debit of  Borrowers'  account.  Each  Revolving  Lender  acknowledges  and agrees that its  obligations  pursuant to this subsection  in respect  of  Letters of Credit are  absolute  and  unconditional  and shall not be  affected  by any circumstance whatsoever,  including setoff,  counterclaim,  the occurrence and continuance of a Default or an Event of  Default  or any  failure by  Borrowers  to  satisfy  any of the  conditions  set forth in  Section 7.2.  If any
Revolving  Lender fails to make  available to the L/C Issuer the amount of such  Revolving  Lender's Pro Rata Share of any  payments  made by the L/C Issuer in respect of a Letter of Credit as provided  in this  Section 1.1(d)(ii), the L/C Issuer  shall be  entitled  to recover  such  amount on demand from such  Revolving  Lender  together  with interest at the Index Rate.

(iii)    Request  for  Letters of Credit.  Borrower  Representative  shall give Agent at least  three (3)  Business
Days' prior written  notice  specifying the date a Letter of Credit is requested to be issued (or the amount of any existing  Letter of Credit  increased  or the expiry date of any Letter of Credit  extended,  each of which  (other than an automatic  extension)  shall  constitute an "issuance" of a Letter of Credit),  the amount and the name and address of the  beneficiary,  a description of the  transactions  proposed to be supported  thereby and the name of the Borrower for whose  account such Letter of Credit is to be issued,  and shall be  accompanied  by a certificate of an executive  officer,  duly completed,  in the form attached to Exhibit  1.1(a)(ii).  If Agent informs Borrower
Representative  that  the L/C  Issuer  cannot  issue  the  requested  Letter  of  Credit  directly,  such  Borrower
Representative  may request  that L/C Issuer  arrange for the  issuance of the  requested  Letter of Credit under a risk  participation  agreement with another financial  institution  reasonably  acceptable to Agent, L/C Issuer and
Borrower  Representative.  The  issuance  of any  Letter of Credit  under  this  Agreement  shall be subject to the conditions  that the Letter of Credit  (i) supports a transaction  entered into in the ordinary  course of business of Borrowers  and (ii) is in a form,  is for an amount and contains  such terms and  conditions  as are  reasonably satisfactory  to the L/C  Issuer  and,  in the case of  standby  letters  of  credit,  Agent.  The  initial  notice requesting  the  issuance of a Letter of Credit  shall be  accompanied  by the form of the Letter of Credit and the
Master  Standby  Agreement or Master  Documentary  Agreement,  as applicable,  and an  application  for a letter of credit,  if any,  then required by the L/C Issuer  completed in a manner  satisfactory  to such L/C Issuer.  If any provision of any  application or  reimbursement  agreement is inconsistent  with the terms of this Agreement,  then the provisions of this Agreement, to the extent of such inconsistency, shall control.

(iv)     Expiration  Dates of Letters of Credit.  The  expiration  date of each Letter of Credit shall be on a date which is not later than the  earlier of (a) one  year from its date of  issuance  or (b) the  thirtieth  (30th) day prior  to the  date  set  forth  in  clause (a)  of  the  definition  of  the  term  Commitment  Termination  Date.
Notwithstanding the foregoing,  a Letter of Credit may provide for automatic  extensions of its expiration date for one (1) or more  successive  one (1) year  periods  provided  that the L/C Issuer has the right to  terminate  such
Letter of Credit on each such  annual  expiration  date and no  renewal  term may  extend the term of the Letter of
Credit to a date  that is later  than the  thirtieth  (30th)  day prior to the date set forth in clause  (a) of the definition  of the term  Commitment  Termination  Date.  The L/C Issuer  may elect not to renew any such  Letter of
Credit and,  upon  direction by Agent or Requisite  Lenders,  shall not renew any such Letter of Credit at any time during the  continuance  of an Event of Default,  provided  that,  in the case of a direction by Agent or Requisite
Lenders,  the L/C Issuer receives such  directions  prior to the date notice of non-renewal is required to be given by the L/C Issuer and the L/C Issuer has had a reasonable period of time to act on such notice.

(v)      Obligations  Absolute.  The  obligation  of Borrowers to reimburse  the L/C Issuer,  Agent and Lenders for payments made in respect of Letters of Credit issued by the L/C Issuer shall be  unconditional  and irrevocable and shall be paid under all  circumstances  strictly in  accordance  with the terms of this  Agreement,  including  the following  circumstances:  (a) any lack of validity or enforceability of any Letter of Credit; (b) any amendment or waiver  of or any  consent  or  departure  from all or any of the  provisions  of any  Letter of Credit or any Loan
Document;  (c) the  existence  of any  claim,  set-off,  defense  or  other  right  which  Borrowers,  any of their
Subsidiaries  or  Affiliates  or any other  Person may at any time have  against any  beneficiary  of any Letter of
Credit,  Agent,  any L/C Issuer,  any Lender or any other Person,  whether in connection with this  Agreement,  any other Loan Document or any other related or unrelated  agreements or transactions;  (d) any draft or other document presented  under any Letter of Credit proving to be forged,  fraudulent,  invalid or insufficient in any respect or any statement  therein being untrue or inaccurate in any respect;  (e) payment  under any Letter of Credit  against presentation  of a draft or other  document  that does not  substantially  comply  with the terms of such Letter of
Credit;  or (f) any other act or omission to act or delay of any kind of any L/C Issuer,  Agent,  any Lender or any other  Person  or any  other  event  or  circumstance  whatsoever  that  might,  but  for  the  provisions  of this
Section 1.1(d)(v), constitute a legal or equitable discharge of Borrowers' obligations hereunder.

(vi)     Obligations  of L/C  Issuers.  Each L/C Issuer  (other  than GE  Capital)  hereby  agrees that it will not issue a Letter of Credit  hereunder  until it has provided  Agent with  written  notice  specifying  the amount and intended  issuance date of such Letter of Credit and Agent has returned a written  acknowledgment of such notice to
L/C  Issuer.  Each L/C Issuer  (other  than GE  Capital)  further  agrees to  provide to Agent:  (a) a copy of each
Letter of Credit issued by such L/C Issuer promptly after its issuance;  (b) a weekly report summarizing  available amounts under  Letters of Credit  issued by such L/C Issuer,  the dates and amounts of any draws under such Letters of Credit,  the effective  date of any increase or decrease in the face amount of any Letters of Credit during such week and the amount of any unreimbursed  draws under such Letters of Credit;  and (c) such  additional  information reasonably  requested by Agent from time to time with  respect to the Letters of Credit  issued by such L/C Issuer.
Without  limiting the  generality of the  foregoing,  it is expressly  understood  and agreed by Borrowers that the absolute  and  unconditional  obligation  of Borrowers to Agent and Lenders  hereunder to reimburse  payments  made under a Letter of Credit  will not be excused by the gross  negligence  or willful  misconduct  of the L/C  Issuer.
However,  the  foregoing  shall not be construed to excuse an L/C Issuer from  liability to Borrowers to the extent of any direct  damages (as opposed to  consequential  damages,  with  Borrowers  hereby  waiving all claims for any consequential  damages to the extent  permitted  by  applicable  law)  suffered  by  Borrowers  that are subject to indemnification under the Master Standby Agreement or the Master Documentary Agreement.

(e)      Funding  Authorization.  The  proceeds of all Loans made  pursuant  to this  Agreement  subsequent  to the
Closing  Date are to be funded by Agent by wire  transfer to the  account  designated  by  Borrower  Representative below (the "Disbursement Account"):

                  Bank: Bank of America, N.A.
                  ABA No.: 081000032
                  Bank Address: 1900 Gulf Street, Lamar, Missouri
                  Account No.: 100101232217
                  Reference: O'Sullivan Industries, Inc.

Borrower  Representative  shall provide Agent with written  notice of any change in the foregoing  instructions  at least three (3) Business Days before the desired effective date of such change.

1.2.     Interest and Applicable Margins.

(a)      Borrowers  shall pay interest to Agent,  for the ratable  benefit of Lenders in arrears on each applicable
Interest  Payment Date,  with respect to the Revolving  Credit  Advances  which are  designated as Index Rate Loans
(and for all other  Obligations not otherwise set forth below),  the Index Rate plus the Applicable  Revolver Index
Margin per annum or, with  respect to  Revolving  Credit  Advances  which are  designated  as LIBOR  Loans,  at the election of Borrower  Representative,  the  applicable  LIBOR Rate plus the  Applicable  Revolver  LIBOR Margin per annum.

         The Applicable Margins are as follows:

          Applicable Revolver Index Margin                                  1.0%
          Applicable Revolver LIBOR Margin                                  2.5%

(b)      If any  payment on any Loan  becomes  due and  payable on a day other than a Business  Day,  the  maturity thereof  will be extended to the next  succeeding  Business  Day  (except as set forth in the  definition  of LIBOR
Period) and, with respect to payments of principal,  interest  thereon shall be payable at the then applicable rate during such extension.

(c)      All  computations  of Fees  calculated  on a per  annum  basis  shall be made by  Agent on the  basis of a
360-day year,  and all  computations  of interest shall be made by Agent on the basis of a 360-day year in the case of Revolving  Credit  Advances  which are  designated as LIBOR Loans and on the basis of a 365-day year in the case of Revolving  Credit  Advances which are designated as Index Rate Loans, in each case for the actual number of days occurring  in the  period  for  which  such Fees and  interest  are  payable.  The Index  Rate is a  floating  rate determined  for each day.  Each  determination  by Agent of an  interest  rate and Fees  hereunder  shall be final, binding and conclusive on Borrowers, absent manifest error.

(d)      So long as an Event of  Default  has  occurred  and is  continuing  under  Section 6.1(a),  (f) or (g) and without  notice of any kind,  or so long as any other Event of Default has  occurred and is  continuing  and at the election of Agent (or upon the written  request of Requisite  Lenders)  confirmed  by written  notice from Agent to
Borrower  Representative,  the  interest  rates  applicable  to the  Loans and the  Letter  of Credit  Fee shall be increased  by two  percentage  points (2%) per annum above the rates of interest or the rate of such Fee  otherwise applicable  hereunder  ("Default Rate"),  and all outstanding  Obligations  (other than contingent  obligations for indemnification)  shall bear interest at the Default Rate  applicable to such  Obligations.  Interest and Letter of
Credit Fees at the Default  Rate shall  accrue from the initial  date of such Event of Default  until that Event of
Default  is cured or waived  and shall be  payable  upon  demand,  but in any  event,  shall be payable on the next regularly scheduled payment date set forth herein for such Obligation.

(e)      Borrower  Representative  shall have the option to (i) request  that any Revolving  Credit Advance be made as a LIBOR  Loan,  (ii) convert  at any time all or any part of  outstanding  Loans  from Index Rate Loans to LIBOR
Loans,  (iii) convert  any LIBOR  Loan to an Index Rate Loan,  subject  to  payment  of the LIBOR  Breakage  Fee in accordance with  Section 1.3(e)  if such conversion is made prior to the expiration of the LIBOR Period  applicable thereto,  or  (iv) continue  all or any portion of any Loan as a LIBOR Loan upon the  expiration of the  applicable
LIBOR Period and the  succeeding  LIBOR  Period of that  continued  Loan shall  commence on the first day after the last day of the LIBOR  Period of the Loan to be  continued.  Any Loan or group of Loans  having  the same  proposed
LIBOR  Period  to be made or  continued  as,  or  converted  into,  a LIBOR  Loan  must be in a  minimum  amount of
$1,000,000  and  integral  multiples of 100,000 in excess of such amount.  Any such  election  must be made by 1:00
p.m. (New York time) on the 3rd Business Day prior to (1) the date of any proposed  Revolving  Credit Advance which is to bear  interest at the LIBOR  Rate,  (2) the  end of each LIBOR  Period with  respect to any LIBOR Loans to be continued as such,  or (3) the  date on which  Borrower  Representative  wishes to convert any Index Rate Loan to a
LIBOR Loan for a LIBOR Period designated by Borrower  Representative  in such election.  If no election is received with  respect to an existing  LIBOR Loan by 1:00 p.m.  (New York time) on the 3rd  Business Day prior to the end of the LIBOR Period with respect  thereto,  that LIBOR Loan shall be converted to an Index Rate Loan at the end of its
LIBOR Period.  Borrower  Representative  must make such election by notice to Agent in writing, by fax or overnight courier.  In the case of any  conversion or  continuation,  such election must be made pursuant to a written notice
(a "Notice of  Conversion/Continuation")  in the form of Exhibit 1.2(e).  No Loan shall be made,  converted into or continued as a LIBOR Loan,  if an Event of Default has occurred and is  continuing  and Agent or Requisite  Lenders have  determined  not to make or continue any Loan as a LIBOR Loan as a result  thereof.  No Loan may be made as or converted into a LIBOR Loan until two (2) Business Days after the Closing Date.

(f)      Notwithstanding  anything  to the  contrary  set  forth  in  this  Section 1.2,  if a court  of  competent jurisdiction  determines in a final order that any rate of interest payable  hereunder  exceeds the highest rate of interest  permissible  under law (the "Maximum  Lawful Rate"),  then so long as the Maximum Lawful Rate would be so exceeded,  such rate of interest payable  hereunder shall be equal to the Maximum Lawful Rate;  provided,  however, that if at any time  thereafter  such rate of interest  payable  hereunder  is less than the Maximum  Lawful  Rate,
Borrowers  shall  continue  to pay  interest  hereunder  at the  Maximum  Lawful  Rate until such time as the total interest  received by Agent,  on behalf of Lenders,  is equal to the total  interest  that would have been received had such interest rate payable  hereunder been (but for the operation of this  paragraph) the interest rate payable since the Closing Date as otherwise  provided in this  Agreement.  Thereafter,  such  interest  hereunder  shall be paid at the rate(s) of interest and in the manner  provided in  Sections 1.2(a) through (e),  unless and until such rate of interest again exceeds the Maximum Lawful Rate,  and at that time this paragraph  shall again apply.  In no event shall the total  interest  received by any Lender  pursuant to the terms  hereof  exceed the amount that such
Lender could  lawfully  have received had the interest due hereunder  been  calculated  for the full term hereof at the Maximum  Lawful Rate.  If the Maximum  Lawful Rate is  calculated  pursuant to this  paragraph,  such  interest shall be calculated  at a daily rate equal to the Maximum  Lawful Rate divided by the number of days in the year in which such calculation is made. If,  notwithstanding  the provisions of this  Section 1.2(f),  a court of competent jurisdiction  shall determine by a final,  non-appealable  order that a Lender has received  interest  hereunder in excess of the Maximum Lawful Rate,  Agent shall,  to the extent  permitted by applicable  law,  promptly apply such excess as  specified  in  Section 1.5(e)  and  thereafter  shall refund any excess to Borrowers or as such court of competent jurisdiction may otherwise order.

1.3.     Fees.

(a)      Fee Letter.  Borrowers  shall pay to GE Capital,  individually,  the Fees  specified  in that  certain fee letter dated as of September 24, 2003 among  Borrowers  and GE Capital (the "GE Capital Fee Letter"),  at the times specified for payment therein.

(b)      Unused Line Fee. As additional  compensation  for the  Revolving  Lenders,  Borrowers  shall pay to Agent, jointly and  severally,  for the ratable  benefit of such Lenders,  in arrears,  on the first  Business Day of each month prior to the  Commitment  Termination  Date and on the  Commitment  Termination  Date,  a fee for  Borrowers'
non-use of available  funds in an amount equal to one half of one percent 0.50% per annum  (calculated on the basis of a 360-day year for actual days elapsed)  multiplied by the difference  between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the  average for the period of the daily  closing  balances of the  Revolving
Loan (including,  without duplication,  Letter of Credit Obligations)  outstanding during the period for which such
Fee is due.

(c)      Omitted.

(d)      Letter of Credit  Fee.  Borrowers  agree,  jointly  and  severally,  to pay to Agent  for the  benefit  of
Revolving Lenders,  as compensation to such Revolving Lenders for Letter of Credit Obligations  incurred hereunder,
(i) all  costs and expenses  incurred by Agent or any Lender on account of such Letter of Credit  Obligations,  and
(ii) for each month during which any Letter of Credit Obligation shall remain  outstanding,  a fee (the "Letter of
Credit  Fee") in an  amount  equal to two and one half of one  percent  (2.5%)  multiplied  by the  maximum  amount available  from time to time to be drawn  under the  applicable  Letter of Credit.  Such fee shall be paid to Agent for the  benefit  of the  Revolving  Lenders  in  arrears,  on the  first  Business  Day of each  month  and on the
Commitment  Termination  Date.  In  addition,  Borrowers  shall  pay to each  L/C  Issuer,  on  demand,  such  fees
(including  all per annum fees),  charges and expenses of such L/C Issuer in respect of the issuance,  negotiation, acceptance,  amendment,  transfer  and  payment  of such  Letter of Credit or  otherwise  payable  pursuant  to the application and related documentation under which such Letter of Credit is issued.

(e)      LIBOR Breakage Fee. Upon (i) any  default by any Borrower in making any borrowing of,  conversion  into or continuation of any LIBOR Loan following Borrower  Representative's  delivery to Agent of any LIBOR Loan request in respect  thereof  or  (ii) any  payment  of a LIBOR  Loan on any day that is not the last day of the  LIBOR  Period applicable  thereto  (regardless  of the source of such  prepayment  and  whether  voluntary,  by  acceleration  or otherwise),  Borrowers  shall pay Agent,  for the benefit of all Lenders  that funded or were  prepared to fund any such LIBOR Loan, the LIBOR Breakage Fee.

(f)      Omitted.

(g)      Expenses  and  Attorneys'  Fees.  Borrowers  agree to promptly pay all fees,  charges,  costs and expenses
(including  reasonable  attorneys'  fees and expenses and the allocated cost of internal  legal staff)  incurred by
Agent in connection with any matters  contemplated by or arising out of the Loan Documents,  in connection with the examination,  review,  due diligence  investigation,  documentation,  negotiation,  closing and  syndication of the transactions  contemplated  herein  and in  connection  with the  continued  administration  of the Loan  Documents including any  amendments,  modifications,  consents and waivers.  Borrowers  agree to reimburse  Agent for all due and  payable out of pocket  costs  (including  reasonable  fees and  expenses)  as incurred by Agent to third party appraisers  and  auditors,  and a fee of $750 per  audit day per  in-house  auditor,  plus out of  pocket  expenses incurred by any such  appraisers and auditors;  provided,  that in no event shall Borrowers be liable for any costs of any appraisal or audit  performed  after the Closing Date to the extent that any such  appraisal or audit is not required by  Section 4.9(e)(iii).  Borrowers  agree to promptly pay reasonable  documentation  charges  assessed by
Agent for amendments,  waivers,  consents and any of the  documentation  prepared by Agent's  internal legal staff.
Borrowers  agree to  promptly  pay all fees,  charges,  costs and  expenses  (including  fees,  charges,  costs and expenses of attorneys,  auditors  (whether  internal or  external),  appraisers,  consultants  and advisors and the allocated  cost of internal  legal staff)  incurred by Agent in connection  with any Event of Default,  work-out or action to enforce any Loan  Document or to collect any payments due from  Borrowers or any other Credit  Party.  In addition,  in  connection  with any work-out or action to enforce any Loan  Document or to collect any payments due from Borrowers or any other Credit Party,  Borrowers  agree to promptly pay all fees,  charges,  costs and expenses incurred by Lenders  for one (1) counsel  acting for all Lenders  other than Agent.  All fees,  charges,  costs and expenses for which Borrowers are responsible under this  Section 1.3(g)  shall be joint and several obligations and shall be deemed  part of the  Obligations  when  incurred,  payable  upon  demand or in  accordance  with the final sentence of Section 1.4 and secured by the Collateral.

1.4.     Payments.  All payments by Borrowers of the Obligations  shall be without  deduction,  defense,  setoff or counterclaim and shall be made in same day funds and delivered to Agent,  for the benefit of Agent and Lenders,  as applicable,  by wire  transfer  to the  following  account  or such  other  place  as Agent  may from  time to time designate in writing.

                  ABA No. 021-001-033
                  Account Number 502-328-54
                  Bankers Trust Company
                  New York, New York
                  ACCOUNT NAME: GECC/CAF DEPOSITORY
                  Reference:  GE Capital re O'Sullivan Industries, Inc. - CFN 5264

Borrowers  shall  receive  credit on the day of receipt for funds  received by Agent by 2:00 p.m.  (New York time).
In the  absence  of timely  receipt,  such  funds  shall be deemed  to have  been  paid on the next  Business  Day.
Whenever  any  payment  to be made  hereunder  shall be stated to be due on a day that is not a Business  Day,  the payment  may be made on the next  succeeding  Business  Day and such  extension  of time shall be  included  in the computation of the amount of interest and Fees due hereunder.

         Borrowers  hereby  authorize  Lenders to make  Revolving  Credit  Advances  on the basis of their Pro Rata
Shares,  for the  payment of  interest,  Fees and  expenses,  Letter of Credit  reimbursement  obligations  and any amounts  required  to  be  deposited  with  respect  to  outstanding  Letter  of  Credit  Obligations  pursuant  to
Sections 1.5(g) or 6.3,  provided,  that Agent  shall give  Borrower  Representative  at least five (5) days notice prior to making a Revolving Credit Advance for the payment of any such expenses.

1.5.     Prepayments.

(a)      Voluntary  Prepayments  of Loans.  At any time,  Borrowers  may  prepay  the  Loans,  in whole or in part, without  premium or penalty  subject to the payment of LIBOR  Breakage  Fees, if  applicable.  Borrowers may at any time on at least ten (10) days' prior written  notice by Borrower  Representative  to Agent  permanently  reduce or terminate the Revolving  Loan  Commitments;  provided,  that any such  reductions  shall be in a minimum  amount of
$5,000,000 and integral multiples of $250,000 in excess of such amount.

(b)      Overadvances.  If at  any  time  the  outstanding  Revolving  Loans  exceed  the  Borrowing  Base  or  the outstanding  balance of the Revolving Loan of any Borrower  exceeds that  Borrower's  separate  Borrowing Base (any such  excess  Revolving  Loans are  herein  referred  to  collectively  as  "Overadvances"),  Lenders  shall not be obligated to make Revolving  Credit Advances,  no additional  Letters of Credit shall be issued and Revolving Loans must be repaid  immediately  and Letters of Credit cash  collateralized  in an amount  sufficient  to eliminate any
Overadvances.  All Overadvances shall constitute Index Rate Loans and shall bear interest at the Default Rate.

(c)      Prepayments  from Asset  Dispositions.  Immediately upon receipt of any Net Proceeds in excess of $500,000
(in the case of assets  not  constituting  Trustee  First Lien  Collateral)  or  $1,000,000  (in the case of assets constituting  Trustee First Lien Collateral) for any single  transaction or series of related  transactions  during any Fiscal Year the Borrowers that received such Net Proceeds shall repay the Revolving  Credit  Advances  (without reduction  of the  Revolving  Loan  Commitment)  by an amount  equal to the  amount of such  excess  Net  Proceeds;
provided,  however,  that  notwithstanding the foregoing,  (i) so long as any Senior Notes are outstanding,  to the extent that such Net Proceeds  represent  proceeds of Trustee First Lien  Collateral,  no prepayment  from such Net
Proceeds  will be  required  hereunder  to the extent OSI is required to and has made an offer to prepay the Senior
Notes with such Net Proceeds,  in which case (x) in the event any such offer is accepted,  no  prepayment  shall be required  hereunder  until each  prepayment of Senior Notes pursuant to an accepted offer has been made and (y) the amount of such Net  Proceeds  required  to be used to prepay  Revolving  Credit  Advances  shall be  reduced by the amount of such Net Proceeds that was applied to prepay the Senior Notes or otherwise  used in  compliance  with the
Senior  Notes  Indenture  prior to making  the offer to prepay  the  Senior  Notes  described  above,  (ii) no such repayment  shall be  required in respect of Net  Proceeds  of sales of  Equipment  made in the  ordinary  course of business and (iii)  prepayments  from Net Proceeds of insurance  shall be required  only to the extent  required by
Section 2.2.  Upon  consummating  any Asset  Disposition,  the  Borrower  Representative  shall  deliver to Agent a
Borrower's  Certificate  identifying  the  aggregate  Net  Proceeds  received  or to be  received  for  such  Asset
Disposition  and the amount of such Net Proceeds  attributable  to Trustee First Lien  Collateral and the amount of such Net Proceeds  attributable  to Collateral  other than Trustee First Lien  Collateral.  All amounts of deferred cash to be received  in  connection  with such Asset  Disposition  shall be  allocated  to the  Trustee  First Lien
Collateral  and to  Collateral  not  constituting  Trustee  First Lien  Collateral  in the same  proportion  as the allocation  of the total Net Proceeds  received or to be received for such Asset  Disposition  as set forth on such certificate.  Borrowers or their Subsidiaries may reinvest all Net Proceeds of such Asset  Disposition,  within one hundred and eighty (180) days,  in productive  replacement  assets of a kind then used or usable in the business of
Borrowers.  If  Borrowers  do not  intend  to so  reinvest  such Net  Proceeds  or if the  period  set forth in the immediately  preceding  sentence  expires without  Borrowers having  reinvested such Net Proceeds,  Borrowers shall prepay the Revolving  Credit Advances  (without  reduction of the Revolving Loan  Commitment) in an amount equal to such remaining Net Proceeds of such Asset  Disposition  to the extent  otherwise  required by this Section  1.5(c).
The payments shall be applied in accordance with Section 1.5(e).

(d)      Omitted.
(e)      Application  of  Proceeds.   With  respect  to  any   prepayments   made  by  any  Borrower   pursuant  to
Sections 1.5(a), 1.5(b) and 1.5(c),  such prepayments  shall be applied as follows:  first, to the Revolving Credit
Advances  outstanding to that Borrower  until the same has been repaid in full but not as a permanent  reduction of the Revolving Loan Commitment;  and second,  to the principal balance of the Revolving Credit Advances made to each other  Borrower,  pro  rata,  until  the same has been  repaid  in full  but not as a  permanent  reduction  of the
Revolving Loan Commitment unless otherwise elected by such Borrower  pursuant to  Section 1.5(a).  Considering each type of Loan being prepaid  separately,  any such prepayment shall be applied first to Index Rate Loans of the type required to be prepaid  before  application  to LIBOR Loans of the type  required to be prepaid,  in each case in a manner which minimizes any resulting LIBOR Breakage Fee.

(f)      Omitted.

(g)      Letter of Credit  Obligations.  In the event any  Letters of Credit are  outstanding  at the time that the
Revolving Loan Commitment is terminated,  Borrowers shall  (1) either (x) deposit with Agent for the benefit of all
Revolving Lenders cash in an amount equal to 105% of the aggregate  outstanding  Letter of Credit Obligations to be available  to Agent to  reimburse  payments  of drafts  drawn  under  such  Letters  of Credit and pay any Fees and expenses  related  thereto or (y)  provide  to Agent for each  outstanding  Letter of Credit  either (A) a stand-by letter of credit,  in favor of Agent and in form and substance and issued by a bank  acceptable to Agent,  for 105%
of the undrawn amount of such outstanding  Letter of Credit or (B) a replacement  letter of credit  satisfactory to the  beneficiary  thereof  as a  replacement  for such  outstanding  Letter  of  Credit  (and  sufficient  for such beneficiary to return such outstanding Letter of Credit) and (2) prepay the fee payable under  Section 1.3(d)  with respect to such Letters of Credit for the full  remaining  terms of such  Letters of Credit.  Upon  termination  of any such Letter of Credit the unearned  portion of such prepaid fee  attributable to such Letter of Credit shall be refunded to Borrowers.

1.6.     Maturity.  All of the Obligations  shall become due and payable as otherwise set forth herein,  but in any event all of the remaining  Obligations  shall become due and payable upon  termination  of this  Agreement.  Until all  Obligations  have been fully paid and satisfied  (other than  contingent  indemnification  obligations  to the extent no unsatisfied  claim has been asserted),  the Revolving Loan Commitment has been terminated and all Letters of Credit have been  terminated  or  otherwise  secured to the  satisfaction  of Agent,  Agent shall be entitled to retain the  security  interests  in the  Collateral  granted  under the  Collateral  Documents  and the  ability to exercise all rights and remedies  available to them under the Loan Documents and applicable  laws.  Notwithstanding anything  contained in this  Agreement to the contrary,  upon any  termination  of the Revolving  Loan  Commitment, including  by  virtue of the  occurrence  of the  Commitment  Termination  Date,  all of the  Obligations  shall be immediately due and payable.

1.7.     Eligible  Accounts.  All of the  Accounts  owned  by  each  Borrower  and  reflected  in the  most  recent
Borrowing Base  Certificate  delivered by such Borrower to Agent shall be "Eligible  Accounts" for purposes of this
Agreement,  except any  Account to which any of the  exclusionary  criteria  set forth below  applies.  Agent shall have the right to  establish,  modify or eliminate  Reserves  against  Eligible  Accounts  from time to time in its reasonable  credit  judgment.  In addition,  Agent reserves the right,  at any time and from time to time after the
Closing  Date,  to adjust any of the  criteria set forth below,  to  establish  new criteria and to adjust  advance rates  with  respect  to  Eligible  Accounts,  in its  reasonable  credit  judgment,  subject  to the  approval  of
Supermajority  Revolving  Lenders in the case of  adjustments,  new criteria or changes in advance rates which have the effect of making more credit available.  Eligible Accounts shall not include any Account of any Borrower:

(a)      that  does not  arise  from the sale of goods or the  performance  of  services  by such  Borrower  in the ordinary course of its business;

(b)      (i) upon which  such  Borrower's  right to  receive  payment is not  absolute  or is  contingent  upon the fulfillment  of any  condition  whatsoever or (ii) as to which such Borrower is not able to bring suit or otherwise enforce its remedies  against the Account Debtor through  judicial  process,  or (iii) if the Account  represents a progress  billing  consisting  of an invoice  for goods sold or used or  services  rendered  pursuant to a contract under which the  Account  Debtor's  obligation  to pay that  invoice is subject to such  Borrower's  completion  of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

(c)      to the extent that any defense,  counterclaim,  setoff or dispute  (including  any open  deduction,  debit memo or charge-back) is asserted as to such Account;

(d)      that is not a true and correct statement of bona fide  indebtedness  incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(e)      with  respect to which an invoice,  reasonably  acceptable  to Agent in form and  substance,  has not been sent to the applicable Account Debtor;

(f)      that (i) is not owned by such  Borrower  or (ii) is subject  to any right,  claim,  security  interest  or other interest of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders;

(g)      that arises from a sale to any director,  officer,  other employee or Affiliate of any Credit Party, or to any entity that has any common officer or director with any Credit Party;

(h)      that is the  obligation  of an  Account  Debtor  that  is the  United  States  government  or a  political subdivision thereof, or any state, county or municipality or department,  agency or instrumentality  thereof unless
Agent,  in its sole  discretion,  has  agreed to the  contrary  in  writing  and such  Borrower,  if  necessary  or desirable,  has complied with respect to such obligation with the Federal  Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;

(i)      that is the  obligation  of an Account  Debtor  located in a foreign  country  other  than  Canada  unless payment  thereof is assured by a letter of credit  assigned  with the consent of the issuer and delivered to Agent, satisfactory to Agent as to form, amount and issuer;

(j)      to the extent such  Borrower or any  Subsidiary  thereof is liable for goods sold or services  rendered by the applicable  Account  Debtor to such Borrower or any Subsidiary  thereof but only to the extent of the potential offset;

(k)      that  arises  with  respect to goods that are  delivered  on a  bill-and-hold,  cash-on-delivery  basis or placed on  consignment,  guaranteed  sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

(l)      that is in default;  provided,  that,  without limiting the generality of the foregoing,  an Account shall be deemed in default upon the occurrence of any of the following:

(i)      the Account is not paid within the earlier of: 60 days  following  its due date or 90 days  following  its original invoice date;

(ii)     the Account  Debtor  obligated upon such Account  suspends  business,  makes a general  assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

(iii)    a petition is filed by or against any Account  Debtor  obligated  upon such Account  under any  bankruptcy law or any other federal,  state or foreign  (including any provincial)  receivership,  insolvency  relief or other law or laws for the relief of debtors;

(m)      that is the  obligation of an Account  Debtor if 50% or more of the Dollar amount of all Accounts owing by that Account Debtor are ineligible under any of the other criteria set forth in paragraph (l) of this Section 1.7;

(n)      as to which  Agent's Lien  thereon,  on behalf of itself and Lenders,  is not a first  priority  perfected
Lien;

(o)      as to which any of the representations or warranties in the Loan Documents are untrue;

(p)      to the extent such Account is evidenced by a judgment, Instrument or Chattel  Paper;

(q)      to the extent such  Account  exceeds any credit  limit  established  by Agent,  in its  reasonable  credit judgment;

(r)      to the extent that such Account,  together with all other  Accounts  owing to such Account  Debtor and its
Affiliates as of any date of  determination  exceed (i) if the corporate debt rating of such Account Debtor is less than B2 by Moody's or B by S&amp'P, 15% of all Eligible  Accounts or (ii) if the corporate  debt rating of such Account
Debtor is B2 or greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;

(s)      that is payable in any currency other than Dollars; or

(t)      that is otherwise unacceptable to Agent in its reasonable credit judgment.

1.8.     Eligible  Inventory.  All of the  Inventory  owned by each  Borrower  and  reflected  in the  most  recent
Borrowing Base Certificate  delivered by such Borrower to Agent shall be "Eligible  Inventory" for purposes of this
Agreement,  except any Inventory to which any of the  exclusionary  criteria set forth below  applies.  Agent shall have the right to establish,  modify,  or eliminate  Reserves against  Eligible  Inventory from time to time in its reasonable  credit  judgment.  In addition,  Agent reserves the right,  at any time and from time to time after the
Closing  Date,  to adjust any of the  criteria set forth below,  to  establish  new criteria and to adjust  advance rates  with  respect  to  Eligible  Inventory  in its  reasonable  credit  judgment,  subject  to the  approval  of
Supermajority  Revolving  Lenders in the case of  adjustments,  new criteria or changes in advance rates which have the effect of making more credit  available.  Eligible  Inventory  shall not include any  Inventory of any Borrower that:

(a)      is not owned by such  Borrower free and clear of all Liens and rights of any other Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure such  Borrower's  performance  with respect to that  Inventory),  except the Liens in favor of Agent,  on behalf of itself and Lenders;

(b)      (i) is not located on  premises  owned,  leased or rented by such  Borrower  and set forth in  Disclosure
Schedule 5.12,  (ii) is stored at a leased  location,  unless Agent has given its prior consent  thereto and unless
(x) a reasonably  satisfactory  landlord waiver has been delivered to Agent, or (y) Reserves  satisfactory to Agent have been  established  with respect  thereto,  (iii) is stored with a bailee or  warehouseman  unless a reasonably satisfactory,  acknowledged bailee letter has been received by Agent and Reserves reasonably  satisfactory to Agent have been  established  with respect  thereto,  (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent or the Senior Notes Trustee,  unless a reasonably  satisfactory  mortgagee  waiver has been  delivered  to Agent,  or (v) is located at any site if the  aggregate  book  value of  Inventory  at any such location is less than $100,000;

(c)      is placed on consignment or is in transit;

(d)      is covered by a negotiable  document of title,  unless such document has been  delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

(e)      is excess, obsolete, unsaleable, clearance, shopworn, seconds, damaged or unfit for sale;

(f)      consists of display items or packing or shipping materials, manufacturing supplies or replacement parts;

(g)      omitted;

(h)      is not of a type held for sale in the ordinary course of such Borrower's business;

(i)      is not  subject  to a first  priority  lien in favor of Agent on behalf of itself and  Lenders  subject to
Permitted Encumbrances;

(j)      breaches  any of the  representations  or  warranties  pertaining  to  Inventory  set  forth  in the  Loan
Documents;

(k)      consists of any costs associated with "freight-in" charges;

(l)      consists of Hazardous  Materials or goods that can be  transported or sold only with licenses that are not readily available;

(m)      whose  standard  cost is less than $2.00 or  consisting  of an item of which  there are less than 200 such items;

(n)      is not covered by casualty insurance reasonably acceptable to Agent; or

(o)      is otherwise unacceptable to Agent in its reasonable credit judgment.

1.9.     Loan  Accounts.  Agent shall  maintain a loan  account (the "Loan  Account")  on its books to record:  all
Advances,  all payments  made by  Borrowers,  and all other debits and credits as provided in this  Agreement  with respect to the Loans or any other  Obligations.  All entries in the Loan Account shall be made in  accordance  with
Agent's  customary  accounting  practices  as in effect  from time to time.  The  balance in the Loan  Account,  as recorded on Agent's most recent printout or other written statement,  shall,  absent manifest error, be presumptive evidence of the amounts due and owing to Agent and  Lenders by  Borrowers;  provided  that any failure to so record or any error in so  recording  shall not limit or  otherwise  affect any  Borrower's  duty to pay the  Obligations.
Agent shall  render to Borrower  Representative  a monthly  accounting  of  transactions  with respect to the Loans setting  forth the balance of the Loan Account as to each  Borrower for the  immediately  preceding  month.  Unless
Borrower  Representative  notifies  Agent  in  writing  of any  objection  to  any  such  accounting  (specifically describing  the basis for such  objection),  within  thirty (30) days after the date  thereof,  each and every such accounting  shall,  absent manifest error, be deemed final,  binding and conclusive on Borrowers in all respects as to all matters  reflected  therein.  Only those items  expressly  objected to in such notice  shall be deemed to be disputed by  Borrowers.  Notwithstanding  any  provision  herein  contained to the  contrary,  any Lender may elect
(which  election  may be revoked) to  dispense  with the  issuance of Notes to that Lender and may rely on the Loan
Account as evidence of the amount of Obligations from time to time owing to it.

1.10.    Yield Protection; Illegality.

(a)      Capital  Adequacy  and Other  Adjustments.  In the event that any Lender  shall  have  determined  in good faith that the  adoption  after the date hereof of any law,  treaty,  governmental  (or  quasi-governmental)  rule, regulation,  guideline or order  regarding  capital  adequacy,  reserve  requirements  or similar  requirements  or compliance  by any Lender or any  corporation  controlling  such  Lender with any  request or  directive  regarding capital  adequacy,  reserve  requirements  or  similar  requirements  (whether  or not  having the force of law and whether or not failure to comply  therewith  would be  unlawful)  from any central bank or  governmental  agency or body having  jurisdiction  does or shall have the effect of  increasing  the amount of  capital,  reserves or other funds  required to be maintained by such Lender or any  corporation  controlling  such Lender and thereby  reducing the rate of return on such Lender's or such  corporation's  capital as a consequence of its obligations  hereunder, then  Borrowers  shall from time to time  within  fifteen  (15) days  after  notice  and  demand  from such  Lender
(together  with the  certificate  referred to in the next sentence and with a copy to Agent) pay to Agent,  for the account  of  such  Lender,  additional  amounts  sufficient  to  compensate  such  Lender  for  such  reduction.  A certificate  as to the amount of such cost and showing the basis of the  computation of such cost submitted by such
Lender to Borrower  Representative  and Agent shall,  absent manifest  error, be final,  conclusive and binding for all purposes.

(b)      Increased LIBOR Funding Costs;  Illegality.  Notwithstanding  anything to the contrary  contained  herein, if the  introduction  of or any change in any law,  rule,  regulation,  treaty or  directive  (or any change in the interpretation  thereof) shall make it unlawful,  or any central bank or other Governmental  Authority shall assert that it is  unlawful,  for any  Lender to agree to make or to make or to  continue  to fund or  maintain  any LIBOR
Loan,  then,  unless that  Lender is able to make or to continue to fund or to maintain  such LIBOR Loan at another branch or office of that Lender without,  in that Lender's good faith opinion,  adversely affecting it or its Loans or the income obtained therefrom,  on notice thereof and demand therefor by such Lender to Borrower  Representative through  Agent,  (i) the  obligation  of such Lender to agree to make or to make or to continue to fund or maintain
LIBOR Loans shall  terminate and (ii) each  Borrower shall  forthwith  prepay in full all  outstanding  LIBOR Loans owing by such Borrower to such Lender,  together with interest accrued thereon,  unless Borrower  Representative on behalf of such Borrower,  within five (5) Business Days after the delivery of such notice and demand,  converts all
LIBOR Loans into Index Rate Loans. If, after the date hereof,  the introduction of, change in or  interpretation of any law, rule,  regulation,  treaty or directive would impose or increase reserve requirements (other than as taken into account in the  definition of LIBOR) or otherwise  increase the cost to any Lender of making or  maintaining a
LIBOR Loan,  then Borrowers  shall from time to time within fifteen (15) days after notice and demand from Agent to
Borrower  Representative  (together with the  certificate  referred to in the next sentence) pay to Agent,  for the account of all such affected Lenders,  additional  amounts sufficient to compensate such Lenders for such increased cost.  A  certificate  as to the  amount  of such  cost and  showing  the  basis of the  computation  of such  cost submitted  by Agent on behalf of all such  affected  Lenders to  Borrower  Representative  shall,  absent  manifest error, be final, conclusive and binding for all purposes.

(c)      Notwithstanding the provisions of Section 1.10(a),  if any Lender fails to notify Borrower  Representative of any event or  circumstance  which will entitle such Lender to  compensation  pursuant to  Section 1.10(a) within one hundred and eighty (180) days after such Lender  becomes  aware of such event or  occurrence,  then such Lender shall not be  entitled  to  compensation  from  Borrowers  for any  amount  arising  prior to the date which is one hundred and eighty  (180) days before the date of such notice to  Borrower  Representative;  provided,  that if the circumstances  giving  rise to such claim have  retroactive  effect,  then such one  hundred  and eighty  (180) day period shall be extended to include the period of retroactive effect.

1.11.    Taxes.

(a)      No  Deductions.  Any and all payments or  reimbursements  made  hereunder  (including  any  payments  made pursuant to  Section 10)  or under the Notes shall be made free and clear of and without  deduction for any and all
Charges,  taxes,  levies,  imposts,  deductions or  withholdings,  and all liabilities  with respect thereto of any nature  whatsoever  imposed by any taxing  authority,  excluding  such taxes to the extent  imposed on Agent's or a
Lender's  net income by the  jurisdiction  in which Agent or such Lender is  organized.  If any  Borrower  shall be required  by law to deduct  any such  amounts  from or in  respect of any sum  payable  hereunder  to any Lender or
Agent,  then the sum payable  hereunder  shall be increased as may be necessary so that,  after making all required deductions,  such  Lender  or  Agent  receives  an  amount  equal  to the sum it would  have  received  had no such deductions been made.

(b)      Changes in Tax Laws. In the event that,  subsequent to the Closing Date,  (1) any  changes in any existing law,  regulation,  treaty  or  directive  or in  the  interpretation  or  application  thereof,  (2) any  new  law, regulation,  treaty or directive enacted or any interpretation or application  thereof,  or (3) compliance by Agent or any  Lender  with any  request or  directive  (whether  or not  having  the force of law) from any  Governmental
Authority:

(i)      does or shall  subject  Agent  or any  Lender  to any tax of any  kind  whatsoever  with  respect  to this
Agreement,  the other Loan Documents or any Loans made or Letters of Credit issued  hereunder,  or change the basis of  taxation  of  payments  to Agent or such  Lender of  principal,  fees,  interest  or any other  amount  payable hereunder  (except for net income taxes, or franchise taxes imposed in lieu of net income taxes,  imposed generally by federal,  state or local taxing  authorities  with respect to interest or commitment  Fees or other Fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

(ii)     does or shall impose on Agent or any Lender any other  condition or increased cost in connection  with the transactions contemplated hereby or participations herein;

and the result of any of the  foregoing  is to increase  the cost to Agent or any such Lender of issuing any Letter of Credit or making or  continuing  any Loan  hereunder,  as the case may be, or to reduce  any  amount  receivable hereunder,  then, in any such case,  Borrowers  shall  promptly pay to Agent or such Lender,  upon its demand,  any additional  amounts  necessary to compensate Agent or such Lender,  on an after-tax basis, for such additional cost or reduced  amount  receivable,  as determined by Agent or such Lender with respect to this  Agreement or the other
Loan  Documents.  If Agent or such  Lender  becomes  entitled  to claim any  additional  amounts  pursuant  to this
Section 1.11(b),  it shall promptly  notify Borrower  Representative  of the event by reason of which Agent or such
Lender has become so entitled.  A  certificate  as to any  additional  amounts  payable  pursuant to the  foregoing sentence  submitted  by Agent or such  Lender  to  Borrower  Representative  (with a copy to Agent)  shall,  absent manifest error, be final, conclusive and binding for all purposes.

(c)      Foreign  Lenders.  Each Lender  organized  under the laws of a  jurisdiction  outside the United States (a
"Foreign  Lender") shall provide to Borrower  Representative  and Agent a properly  completed and executed IRS Form
W-8BEN or Form W-8ECI or other applicable form,  certificate or document prescribed by the IRS of the United States certifying as to such Foreign  Lender's  entitlement  to such exemption with respect to payments to be made to such
Foreign  Lender  under this  Agreement  and under the Notes (a  "Certificate  of  Exemption").  Prior to becoming a
Lender  under this  Agreement  and  within  fifteen  (15) days  after a  reasonable  written  request  of  Borrower
Representative  or Agent  from time to time  thereafter,  each  Foreign  Lender  that  becomes a Lender  under this
Agreement  shall provide a Certificate of Exemption to Borrower  Representative  and Agent.  If a Foreign Lender is
entitled to an exemption  with respect to payments to be made to such Foreign  Lender under this Agreement and does not provide a Certificate  of Exemption to Borrower  Representative  and Agent within the time periods set forth in the preceding  sentence,  Borrowers  shall  withhold  taxes from payments to such Foreign  Lender at the applicable statutory  rates  and  Borrowers  shall  not be  required  to pay  any  additional  amounts  as a  result  of  such withholding,  provided that all such withholding  shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower Representative and Agent.

1.12.    Omitted.

1.13.    Borrower  Representative.  Each Borrower  hereby  designates  OSI (the "Borrower  Representative")  as its representative  and agent on its behalf for the  purposes  of issuing  Notices of  Revolving  Credit  Advances  and
Notices of  Conversion/Continuation,  giving  instructions  with respect to the disbursement of the proceeds of the
Loans,  selecting interest rate options,  requesting Letters of Credit,  giving and receiving all other notices and consents  hereunder or under any of the other Loan Documents and taking all other actions  (including in respect of
compliance  with  covenants)  on  behalf  of  any  Borrower  or  Borrowers  under  the  Loan  Documents.   Borrower
Representative  hereby  accepts  such  appointment.   Agent  and  each  Lender  may  regard  any  notice  or  other communication  pursuant to any Loan Document from Borrower  Representative  as a notice or  communication  from all
Borrowers.  Each  warranty,  covenant,  agreement  and  undertaking  made on its behalf by Borrower  Representative shall be deemed for all  purposes  to have been made by such  Borrower  and shall be binding  upon and  enforceable against such Borrower to the same extent as it if the same had been made directly by such Borrower.

SECTION 2.

                                               AFFIRMATIVE COVENANTS

         Each Credit Party  executing  this  Agreement  jointly and severally  agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

2.1.     Compliance  With Laws and  Contractual  Obligations.  Each  Credit  Party will  (a) comply  with and shall cause each of its Subsidiaries to comply with (i) the  requirements of all applicable laws, rules,  regulations and orders of any Governmental Authority (including,  without limitation,  laws, rules, regulations and orders relating
to  taxes,   employer  and  employee   contributions,   securities,   employee  retirement  and  welfare  benefits,
environmental  protection  matters and employee health and safety) as now in effect and which may be imposed in the future in all  jurisdictions  in which any Credit  Party or any of its  Subsidiaries  is now doing  business or may hereafter  be doing  business and (ii) the  obligations,  covenants  and  conditions  contained in all  Contractual
Obligations of such Credit Party or any of its Subsidiaries other than those laws, rules,  regulations,  orders and provisions of such Contractual  Obligations the noncompliance with which could not be reasonably  expected to have, either  individually or in the aggregate,  a Material  Adverse Effect,  and  (b) maintain or obtain and shall cause each of its  Subsidiaries  to maintain or obtain all  licenses,  qualifications  and permits now held or  hereafter required to be held by such Credit Party or any of its  Subsidiaries,  for which the loss,  suspension,  revocation or failure to obtain or renew,  could reasonably be expected to have,  either  individually or in the aggregate,  a
Material  Adverse  Effect.  This  Section 2.1  shall  not  preclude  any  Credit  Party  or its  Subsidiaries  from contesting  any taxes or other  payments,  if they are being  diligently  contested in good faith in a manner which stays  enforcement  thereof and if  appropriate  expense  provisions  have been recorded in  conformity  with GAAP, subject to Section 3.2.

2.2.     Insurance; Damage to or Destruction of Collateral.

(a)      The Credit Parties  shall,  at their sole cost and expense,  maintain the policies of insurance  described on  Schedule 5.18  as in effect on the date hereof or  otherwise in form and amounts and with  insurers  reasonably acceptable  to Agent.  Such  policies  of  insurance  (or the loss  payable  and  additional  insured  endorsements delivered  to Agent)  shall  contain  provisions  pursuant  to which the  insurer  agrees to  provide 30 days prior written notice to Agent in the event of any  non-renewal,  cancellation or amendment of any such insurance  policy.
If any  Credit  Party at any time or times  hereafter  shall  fail to obtain or  maintain  any of the  policies  of insurance  required  above or to pay all  premiums  relating  thereto,  Agent  may at any time or times  thereafter obtain and  maintain  such  policies of  insurance  and pay such  premiums  and take any other  action with respect thereto that Agent deems  advisable.  Agent shall have no  obligation  to obtain  insurance for any Credit Party or pay any  premiums  therefor.  By doing so, Agent shall not be deemed to have waived any Default or Event of Default arising from any Credit  Party's  failure to maintain  such  insurance or pay any  premiums  therefor.  All sums so disbursed,  including reasonable  attorneys' fees, court costs and other charges related thereto,  shall be payable on demand by Borrowers to Agent and shall be additional Obligations hereunder secured by the Collateral.

(b)      Agent  reserves the right at any time upon any change in any Credit  Party's risk profile  (including  any change in the product mix  maintained by any Credit Party or any laws  affecting  the  potential  liability of such
Credit Party) to require  additional forms and limits of insurance to, in Agent's opinion,  adequately protect both
Agent's and  Lenders'  interests  in all or any portion of the  Collateral  and to ensure that each Credit Party is protected by  insurance  in amounts and with  coverage  customary  for its  industry.  If  reasonably  requested by
Agent,  each  Credit  Party  shall  deliver to Agent from time to time a report of a  reputable  insurance  broker, reasonably satisfactory to Agent, with respect to its insurance policies.

(c)      Each  Credit  Party  shall  deliver to Agent,  in form and  substance  reasonably  satisfactory  to Agent, endorsements to or assignments of (i) all "All Risk" and business  interruption  insurance  naming Agent, on behalf of itself and Lenders,  as loss payee or assignee,  and (ii) all general  liability  and other  liability  policies naming  Agent,  on behalf of itself and  Lenders,  as  additional  insured.  Each Credit Party  irrevocably  makes, constitutes and appoints Agent (and all officers,  employees or agents  designated by Agent),  so long as any Event of Default has occurred and is continuing or the anticipated  insurance proceeds exceed $4,000,000,  as each Credit
Party's true and lawful agent and attorney-in-fact  for the purpose of making,  settling and adjusting claims under such "All Risk"  policies  of  insurance,  endorsing  the name of each  Credit  Party on any check or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all  determinations  and decisions with respect to such "All Risk"  policies of  insurance.  Agent shall have no duty to exercise any rights or powers granted to it pursuant to the  foregoing  power-of-attorney.  Each  Borrower  shall  promptly  notify  Agent of any loss,  damage,  or  destruction  to the  Collateral  in the amount of $500,000  or more,  whether or not covered by insurance.  After deducting from any insurance  proceeds the expenses,  if any, incurred by Agent in the collection or  handling  thereof,  Agent may, at its  option,  apply such  proceeds to the  reduction  of the  Obligations  in accordance  with  Section 1.5(c)  (provided that in the case of insurance  proceeds  pertaining to any Credit Party other  than a  Borrower,  such  insurance  proceeds  shall be  applied,  in the case of a  Credit  Party  that is a
Subsidiary of a Borrower,  as if such Borrower  owned the property that  generated such proceeds and in the case of a Credit Party  (other than a Borrower)  that owns the Stock of a Borrower,  as if any Borrower  owned the property that generated  such  proceeds) or may permit or require each Credit Party to use such money,  or any part thereof, to replace,  repair,  restore or rebuild the  Collateral in a diligent and  expeditious  manner with  materials and workmanship of substantially  the same quality as existed before the loss,  damage or destruction.  Notwithstanding the  foregoing,  (i) if the casualty  giving rise to such  insurance  proceeds  could not reasonably be expected to have a Material Adverse Effect and such insurance  proceeds do not exceed $4,000,000 in the aggregate,  Agent shall permit the  applicable  Credit Party to replace,  restore,  repair or rebuild the  property;  provided that if such
Credit Party has not  completed  or entered into binding  agreements  to complete  such  replacement,  restoration, repair or rebuilding within 180 days of such casualty,  Agent may apply such insurance  proceeds to the Obligations in  accordance  with  Section 1.5(c);  provided  further that in the case of insurance  proceeds  pertaining to any
Credit Party other than a Borrower,  such insurance  proceeds shall be applied,  in the case of a Credit Party that is a Subsidiary of a Borrower,  as if such  Borrower  owned the property  that  generated  such proceeds and in the case of a Credit Party  (other than a Borrower)  that owns the Stock of a Borrower,  as if any  Borrower  owned the property  that  generated  such  proceeds  and (ii) so long as any  Senior  Notes are  outstanding,  in the case of insurance  proceeds of Trustee First Lien Collateral,  no application to the Obligations in accordance with Section
1.5(c)  shall be  required  or made to the  extent  OSI is  required  to and has made an offer to prepay the Senior
Notes  with such  insurance  proceeds,  in which case (x) in the event any such offer is  accepted,  no  prepayment shall be required  hereunder  until each prepayment of Senior Notes pursuant to an accepted offer has been made and
(y) the  amount of such  insurance  proceeds  required  to be used to prepay  Revolving  Credit  Advances  shall be reduced by the amount of such  insurance  proceeds that was applied to prepay the Senior Notes or otherwise used in compliance with the Senior Notes  Indenture  prior to making the offer to prepay the Senior Notes described  above.
Upon receipt of any insurance proceeds of more than $500,000,  the Borrower  Representative  shall deliver to Agent a Borrower's  Certificate  identifying  the amount of such insurance  proceeds  attributable  to Trustee First Lien
Collateral  and the amount of such  insurance  proceeds  attributable  to Collateral  other than Trustee First Lien
Collateral.  All insurance  proceeds (other than insurance  proceeds of Trustee First Lien  Collateral) that are to be made  available  to such  Borrower to replace,  repair,  restore or rebuild the  Collateral  shall be applied by
Agent to reduce the outstanding  principal  balance of the Revolving Loan (which  application shall not result in a permanent  reduction of the Revolving Loan Commitment) and upon such  application,  Agent shall establish a Reserve against the  Borrowing  Base in an amount equal to the amount of such proceeds so applied.  All insurance  proceeds made available to any Credit Party that is not a Borrower to replace,  repair,  restore or rebuild Collateral shall be deposited in a cash  collateral  account.  Thereafter,  such funds shall be made available to such Credit Party, as  applicable,  to provide  funds to replace,  repair,  restore or rebuild  the  Collateral  as follows:  (i) such
Borrower  shall  request a Revolving  Credit  Advance or release from the cash  collateral  account be made to such
Credit Party, as applicable,  in the amount  requested to be released;  (ii) so long as the conditions set forth in
Section 7.2  have been met and subject to the provisions of any Mortgage  encumbering  such  Collateral,  Revolving
Lenders shall make such  Revolving  Credit Advance or Agent shall release funds from the cash  collateral  account;
and (iii) in the case of insurance  proceeds  applied  against the Revolving  Loan,  the Reserve  established  with respect  to such  insurance  proceeds  shall be  reduced by the amount of such  Revolving  Credit  Advance.  To the extent not used to replace,  repair,  restore or rebuild the  Collateral  and except as provided above with respect to  insurance  proceeds of Trustee  First Lien  Collateral  applied to the  prepayment  of the Senior  Notes,  such insurance  proceeds  shall be applied in  accordance  with  Section 1.5(c);  provided that in the case of insurance proceeds  pertaining to any Credit Party other than a Borrower,  such insurance  proceeds shall be applied,  in the case of a Credit Party that is a Subsidiary of a Borrower,  as if such Borrower  owned the property that  generated such  proceeds and in the case of a Credit Party (other than a Borrower)  that owns the Stock of a Borrower,  as if any Borrower owned the property that generated such proceeds.

2.3.     Inspection;  Lender  Meeting.  Each Credit Party shall permit any authorized  representatives  of Agent to visit,  audit and inspect any of the properties of such Credit Party and its Subsidiaries,  including its and their financial and  accounting  records,  and to make copies and take extracts  therefrom,  and to discuss its and their affairs,  finances and business with its and their officers and certified  public  accountants,  at such reasonable times during  normal  business  hours and as often as may be reasonably  requested  (but in no event more than once per Fiscal  Quarter if no Default or Event of Default has  occurred  and is  continuing).  Representatives  of each
Lender will be  permitted to  accompany  representatives  of Agent  during each visit,  inspection  and  discussion referred to in the immediately  preceding  sentence.  Without in any way limiting the foregoing,  each Credit Party will  participate and will cause key management  personnel of each Credit Party and its Subsidiaries to participate in a meeting with Agent and Lenders at least once during each year,  which  meeting  shall be held at such time and such place as may be  reasonably  requested by Agent,  provided  that Agent shall in good faith  endeavor to select times that do not unreasonably interfere with the conduct of business of the Credit Parties.

2.4.     Organizational  Existence.  Except as otherwise permitted by Section 3.6,  each Credit Party will and will cause its  Subsidiaries  to at all times  preserve and keep in full force and effect its  organizational  existence and all rights and franchises material to its business.

2.5.     Environmental  Matters.  Each  Credit  Party  shall and shall  cause each  Person  within its  control to:
(a) conduct  its operations  and keep and maintain its Real Estate in compliance  with all  Environmental  Laws and
Environmental  Permits other than  noncompliance  that could not reasonably be expected to have a Material  Adverse
Effect;  (b) implement any and all  investigation,  remediation,  removal and response actions that are appropriate or  necessary  to maintain the value and  marketability  of the Real Estate or to otherwise  comply in all material respects with  Environmental  Laws and Environmental  Permits  pertaining to the presence,  generation,  treatment, storage,  use, disposal,  transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate;  (c) notify  Agent  promptly after such Credit Party or any Person within its control becomes aware of any violation of  Environmental  Laws or  Environmental  Permits or any Release on, at, in, under, above,  to, from or about any Real Estate that is reasonably  likely to result in  Environmental  Liabilities  to a
Credit Party or its  Subsidiaries  in excess of $250,000;  and  (d) promptly  forward to Agent a copy of any order, notice,  request for information or any  communication or report received by such Credit Party or any Person within its control in  connection  with any such  violation or Release or any other matter  relating to any  Environmental
Laws or Environmental  Permits that could  reasonably be expected to result in Environmental  Liabilities in excess of $250,000,  in each case whether or not the  Environmental  Protection  Agency or any Governmental  Authority has
taken or threatened  any action in connection  with any such  violation,  Release or other matter.  If Agent at any time has a reasonable  basis to believe that there may be a violation of any  Environmental  Laws or  Environmental
Permits by any Credit Party or any Person under its control or any Environmental  Liability arising thereunder,  or a Release of Hazardous  Materials  on, at, in,  under,  above,  to, from or about any of its Real Estate,  that, in each case,  could  reasonably  be  expected  to have a Material  Adverse  Effect,  then each  Credit  Party and its
Subsidiaries  shall, upon Agent's written request (i) cause the performance of such  environmental  audits relating to such matter  including  subsurface  sampling of soil and  groundwater,  and  preparation  of such  environmental reports,  at Borrowers'  expense,  as Agent may from time to time reasonably  request,  which shall be conducted by reputable  environmental  consulting  firms  reasonably  acceptable  to Agent  and  shall be in form and  substance reasonably  acceptable to Agent,  and (ii) permit  Agent or its  representatives  to have access to all Real Estate for the  purpose of  conducting  such  environmental  audits  and  testing as Agent  deems  appropriate,  including subsurface  sampling of soil and  groundwater.  Borrowers  shall  reimburse  Agent for the costs of such audits and tests and the same will constitute a part of  the Obligations secured hereunder.

2.6.     Landlords'  Agreements,  Mortgagee  Agreements,  Bailee  Letters  and Real Estate  Purchases.  Each Credit
Party shall use reasonable  efforts to obtain a landlord's  agreement,  mortgagee  agreement or bailee  letter,  as applicable,  from the lessor of each leased  property,  mortgagee  (other than the Senior  Notes  Trustee) of owned property  or bailee with  respect to any  warehouse,  processor  or  converter  facility  or other  location  where
Inventory  having a value (at cost) of more than  $100,000  is at any time stored or located,  which  agreement  or letter shall contain a waiver or  subordination  of all Liens or claims that the landlord,  mortgagee or bailee may assert  against the  Collateral  at that  location,  and shall  otherwise be  reasonably  satisfactory  in form and substance to Agent.  With respect to such  locations or warehouse  space leased or owned as of the Closing Date and thereafter,  if Agent has not  received a landlord or mortgagee  agreement or bailee  letter as of the Closing Date
(or,  if later,  as of the date such  location is acquired or leased),  the  Eligible  Inventory  at that  location shall, in Agent's  discretion,  be subject to such Reserves as may be established by Agent in its reasonable credit judgment.  After the Closing Date,  no real property or warehouse  space shall be leased by any Credit Party or its
Subsidiary and no Inventory shall be shipped to a processor or converter under  arrangements  established after the
Closing Date without the prior written consent of Agent (which consent, in Agent's  discretion,  may be conditioned upon the  exclusion  from the  Borrowing  Base of  Eligible  Inventory  at that  location or the  establishment  of
Reserves  acceptable  to Agent)  or,  unless and until a  satisfactory  landlord  agreement  or bailee  letter,  as appropriate,  shall first have been  obtained  with  respect to such  location.  Each Credit  Party shall and shall cause its  Subsidiaries  to timely and fully pay and perform their  obligations in all material  respects under all leases and other  agreements  with respect to each leased  location or public  warehouse where any Collateral is or may be located.

2.7.     Conduct of  Business.  Each Credit  Party  shall at all times  maintain,  preserve  and protect all of its assets and  properties  used or useful in the conduct of its  business,  and keep the same in good repair,  working order and condition in all material  respects (taking into  consideration  ordinary wear and tear) and from time to time make,  or cause to be made,  all necessary or  appropriate  repairs,  replacements  and  improvements  thereto consistent  with  industry  practices;  continue to conduct  its  business  substantially  as now  conducted  or as otherwise  permitted  hereunder;  and transact  business only in such corporate and trade names as are set forth in
Schedule 2.7 unless such Credit Party otherwise notifies Agent of a change thereof pursuant to Section 2.12.

2.8.     Further Assurances.

(a)      Each Credit  Party  shall,  from time to time,  execute or authorize  the  execution  of such  guaranties, financing  statements,  documents,  control  agreements,  security  agreements  and  reports as Agent or  Requisite
Lenders at any time may  reasonably  request to  evidence,  perfect  or  otherwise  implement  the  guaranties  and security for repayment of the Obligations contemplated by the Loan Documents.

(b)      In the event any Credit  Party  acquires an  ownership  interest in real  property  after the Closing Date that in the good faith  judgment of the Borrower  Representative  has a fair market value of  $1,000,000 or more or provides to the Senior  Notes  Trustee a Lien on any  ownership  or other  interest in real  property,  such Credit
Party shall deliver to Agent a fully  executed  mortgage or deed of trust over such  ownership or other interest in real property in form and substance  satisfactory to Agent,  together with such title insurance policies,  surveys, appraisals,  evidence of insurance, legal opinions,  environmental assessments and other documents and certificates as shall be required by Agent.

(c)      Each Credit Party shall cause each Person,  upon its becoming a Subsidiary of such Credit Party  (provided that this shall not be construed to constitute  consent by any of the Lenders to any transaction  referred to above which is not  expressly  permitted by the terms of this  Agreement),  promptly to guaranty the  Obligations  and to grant to Agent,  for the  benefit  of Agent and  Lenders,  a  security  interest  in the real,  personal  and mixed property  of such  Person  other  than  Excluded  Assets to secure the  Obligations  . The  documentation  for such guaranty and security shall be  substantially  similar to the Loan Documents  executed  concurrently  herewith with such  modifications as are reasonably  requested by Agent and shall be accompanied by such legal opinions and other documents as Agent may reasonably request.

(d)      Promptly,  and in any event  within  thirty (30) days after the  acquisition  by Borrowers or any of their respective  Subsidiaries of assets or personal  property of the type that would have constituted  Collateral on the
Closing  Date,  including  investments  of the type that would have  constituted  Collateral  on the Closing  Date,
Borrowers will take, or will cause their  Subsidiaries to take, all necessary  action,  including (i) the filing of appropriate  financing  statements  under the applicable  provisions of the UCC,  applicable  foreign,  domestic or local laws,  rules or  regulations in each of the offices where such filing is necessary or  appropriate,  (ii) the execution and delivery of Control  Agreements,  and (iii) the notation of the Lien of Agent on any  certificate  of title, in each case, to create and perfect a Lien in such  Collateral (or comparable  interest under foreign law in the case of foreign  Collateral)  pursuant to and to the full extent  required by the Security  Agreements and this
Agreement.

2.9.     Omitted.

2.10.    Cash  Management  Systems.  Borrowers  shall,  and shall cause each of their  Subsidiaries  to, enter into tri-party  deposit  account control  agreements with respect to each deposit account  maintained by any Borrower or any  Subsidiary  of any Borrower as of or after the Closing Date other than (i) the Trustee  First Lien  Collateral
Deposit Account and (ii) not more than 10 deposit  accounts,  none of which shall have more than $25,000 therein at any time.  Each such deposit  account  control  agreement  shall be in form and  substance  satisfactory  to Agent.
Borrowers  shall enter into lockbox  agreements in form and substance and with banks  acceptable to Agent and shall direct  all  Account  Debtors  to  make  payments  on all  Accounts  into  the  lockboxes  established  under  such agreements.  Until such  lockbox  agreements  have been  executed  and  delivered  to Agent,  Lenders  shall not be obligated to make Revolving Credit Advances and no Letter of Credit shall be issued.

2.11.    Holdings  Notes.  To the extent  that unpaid  accrued  interest  on the  Holdings  Notes is payable by the issuance of  payment-in-kind  notes,  while any Obligations are owing under this Agreement  Holdings shall pay such unpaid accrued interest by issuing to the purchaser under the Holdings Notes Purchase  Agreement a  payment-in-kind note in accordance with the terms of Section 2.3(b)(ii) of the Holdings Notes Purchase Agreement.

2.12.    Supplemental  Disclosure.  From time to time as may be requested by Agent (which  request will not be made more  frequently  than once each year absent the  occurrence  and  continuance of a Default or an Event of Default)
and from time to time with the approval of Agent (such approval not to be unreasonably  withheld,  provided that no such supplement  shall be permitted for Schedules 3.1 through Schedule 3.19,  inclusive),  the Credit Parties shall supplement  each Disclosure  Schedule  hereto,  or any  representation  herein or in any other Loan Document,  with respect to any matter hereafter  arising which, if existing or occurring at the date of this Agreement,  would have been required to be set forth or described in such  Disclosure  Schedule or as an exception to such  representation or which is necessary to correct any  information  in such  Disclosure  Schedule or  representation  which has been rendered  inaccurate  thereby (and, in the case of any  supplements to any  Disclosure  Schedule,  such  Disclosure
Schedule shall be appropriately  marked to show the changes made therein);  provided that (a) no such supplement to any such Disclosure  Schedule or  representation  shall be or be deemed a waiver of any Default or Event of Default resulting from the matters  disclosed  therein,  except as consented to by Agent and Requisite  Lenders in writing;
and (b) no  supplement  shall be required as to  representations  and warranties  that relate solely to the Closing
Date.

2.13.    Good Standing  Certificates.  Not less  frequently than once during each calendar  quarter,  each Borrower shall,  unless Agent shall  otherwise  consent  (which  consent may be revoked),  provide to Agent a certificate of good standing from its state of incorporation or organization.

SECTION 3.

                                                NEGATIVE COVENANTS

         Each Credit Party  executing  this  Agreement  jointly and severally  agrees as to all Credit Parties that from and after the date hereof until the Termination Date:

3.1.     Indebtedness.  The Credit Parties shall not and shall not cause or permit their  Subsidiaries  directly or indirectly to create,  incur,  assume,  or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than pursuant to a Contingent Obligation permitted under Section 3.4) except:

(a)      the Obligations;

(b)      Indebtedness  consisting  of  intercompany  loans and  advances  made by any  Borrower to any Credit Party
(other  than  Holdings)  that is a  Guarantor  or by such  Guarantor  to any  Borrower;  provided,  that:  (i) such
Borrower  shall have executed and delivered to each such  Guarantor,  and each such  Guarantor  shall have executed and delivered to such Borrower,  on the Closing Date, a demand note  (collectively,  the  "Intercompany  Notes") to evidence  any such  intercompany  Indebtedness  owing at any time by such  Borrower  to such  Guarantor  or by such
Guarantor to such Borrower,  which  Intercompany  Notes shall be in form and substance  reasonably  satisfactory to
Agent and subject to any continuing  conflicting  requirement  under the Senior Notes  Indenture,  shall be pledged and delivered to Agent pursuant to the Security  Agreement as additional  collateral  security for the Obligations;
(ii) such  Borrower  shall record all  intercompany  transactions  on its books and records in a manner  reasonably satisfactory  to  Agent;  (iii)  the  obligations  of such  Borrower  under any such  Intercompany  Notes  shall be subordinated to the Obligations of such Borrower  hereunder in a manner  reasonably  satisfactory to Agent; (iv) at the time any such  intercompany  loan or advance is made by such  Borrower and after giving  effect  thereto,  such
Borrower  shall be Solvent;  (v) no Default or Event of Default would occur and be  continuing  after giving effect to any such proposed  intercompany  loan;  (vi) in the case of any such  intercompany  loans made by such Borrower, such Borrower shall have  Borrowing  Availability  of not less than $1.00 after giving effect to such  intercompany loan; and (vii) the recipient of any such intercompany loans  shall be creditworthy as determined by Agent;
(c)      the Senior  Subordinated  Notes  outstanding on the Closing Date (and any  replacements  or  substitutions thereof due to loss or mutilation);

(d)      the Senior Notes;

(e)      Indebtedness not to exceed  $7,500,000 in the aggregate at any time outstanding  secured by purchase money
Liens or incurred with respect to Capital Leases;

(f)      any other unsecured  Indebtedness not otherwise  referred to in this Section 3.1 not to exceed $10,000,000 in the aggregate principal amount at any time outstanding;

(g)      Indebtedness of Holdings under the Holdings Notes;

(h)      Indebtedness of OSV under  $10,000,000 in principal  amount of variable rate industrial  revenue bonds due
October 1, 2008;

(i)      Indebtedness  held by Affiliates so long as such  Indebtedness  constitutes  (i)  Subordinated  Debt, (ii)
requires no payment of  principal  prior to the  Termination  Date and (iii)  requires no cash  payment of interest prior to the Termination Date; and

(j)      Indebtedness set forth on Schedule 3.1 but not any increase in the amount of any such Indebtedness.

3.2.     Liens and Related Matters.

(a)      No Liens.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  create,  incur,  assume or permit to exist any Lien on or with respect to any property or asset of such
Credit Party or any such Subsidiary,  whether now owned or hereafter acquired,  or any income or profits therefrom, except Permitted  Encumbrances  (including,  without limitation,  those Liens constituting  Permitted  Encumbrances existing on the date hereof and renewals and extensions thereof, as set forth on Schedule 3.2).

(b)      No Negative  Pledges.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly enter into or assume any agreement (other than the Loan Documents,  the Senior  Subordinated
Notes  Indenture  (as in effect on the  Closing  Date),  the Senior  Notes  Indenture  (as in effect on the Closing
Date),  and the Holdings Notes Purchase  Agreement (as in effect on the Closing Date))  prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

(c)      No  Restrictions  on Subsidiary  Distributions  to  Borrowers.  Except as provided  herein,  in the Senior
Subordinated  Notes  Indenture (as in effect on the Closing Date),  in the Senior Notes  Indenture (as in effect on the Closing  Date) and in the Holdings  Notes  Purchase  Agreement (as in effect on the Closing  Date),  the Credit
Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  create or otherwise cause or suffer to exist or become  effective any consensual  encumbrance or restriction of any kind on the ability of any such  Subsidiary to: (1) pay  dividends or make any other  distribution  on any of such  Subsidiary's  Stock owned by any  Borrower  or any  other  Subsidiary;  (2) pay  any  Indebtedness  owed to any  Borrower  or any other
Subsidiary;  (3) make  loans or  advances to any  Borrower  or any other  Subsidiary;  or  (4) transfer  any of its property or assets to any Borrower or any other Subsidiary.

3.3.     Investments.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly make or own any Investment in any Person except:

(a)      Borrowers  and their  Subsidiaries  (i) may make and own  Investments  in Cash  Equivalents  maintained in
Deposit Accounts  subject to Control  Agreements  providing a first priority Lien in favor of Agent;  provided that such Cash  Equivalents are not subject to setoff rights and (ii) may make  Investments of proceeds of Trustee First
Lien Collateral in the Trustee First Lien Collateral Deposit Account;

(b)      Borrowers may make intercompany loans to other Credit Parties to the extent permitted under Section 3.1;

(c)      Borrowers  and their  Subsidiaries  may make loans and  advances to employees  for moving,  entertainment, travel and other  similar  expenses  in the  ordinary  course of  business  not to exceed  (exclusive  of the loans identified on Schedule 3.3(c)), $750,000 in the aggregate at any time outstanding; and

(d)      Borrowers  and  their  Subsidiaries  may  make  capital   contributions  to  their  wholly-owned  domestic
Subsidiaries that are Guarantors or Borrowers.

3.4.     Contingent  Obligations.  The Credit  Parties  shall not and shall not cause or permit their  Subsidiaries to directly or indirectly create or become or be liable with respect to any Contingent Obligation except:

(a)      those constituting Obligations;

(b)      Letter of Credit  Obligations and obligations of Borrowers in respect of letters of credit  outstanding on the Closing Date and constituting Prior Lender Obligations;

(c)      those  resulting from  endorsement  of negotiable  instruments  for  collection in the ordinary  course of business;

(d)      those existing on the Closing Date and described in Schedule 3.4;

(e)      those  arising  under  indemnity  agreements  to title  insurers to cause such title  insurers to issue to
Agent mortgagee title insurance policies;

(f)      those arising with respect to customary  indemnification  obligations  incurred in  connection  with Asset
Dispositions permitted hereunder;

(g)      those  incurred in the ordinary  course of business with respect to surety and appeal  bonds,  performance and return-of-money bonds and other similar obligations;

(h)      those incurred with respect to  Indebtedness  permitted by paragraphs (a), (b), (c), (e), (f), (i) and, to the extent such  Contingent  Obligation is outstanding  on the Closing Date,  (j) of Section 3.1  provided that any such Contingent  Obligation is  subordinated  to the  Obligations if and to the same extent as the  Indebtedness to which it relates is subordinated to the Obligations;

(i)      any other Contingent  Obligation not expressly  permitted by clauses (a) through (h) above, so long as any such other Contingent Obligations, in the aggregate at any time outstanding, do not exceed $1,000,000.

3.5.     Restricted  Payments.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that:

(a)      Borrower may make payments,  dividends  and/or  distributions to Holdings that are used by Holdings to (i)
pay corporate  overhead  expenses  incurred in the ordinary course of business not to exceed $500,000 in any Fiscal
Year of the  Borrowers,  (ii) pay any Taxes which are due and payable by Holdings  and the  Borrowers  as part of a consolidated  group,  (iii) to the extent that Holdings is, on any applicable  interest payment date, not permitted to pay  interest  by  delivering  an  "Interest  Note"  (under and as such term is defined  in the  Holdings  Notes
Purchase  Agreement,  pay cash  interest then due and payable on the Holdings  Notes in an aggregate  amount not to exceed 12% per annum on any  Holdings  Notes issued on November  30,  1999,  plus  interest at the same rate on any
Holdings Notes issued to pay interest  thereon,  and (iv) satisfy tax  obligations  that are actually due and owing in  accordance  with the Tandy Tax Sharing  Agreement as in effect on the date hereof;  provided that the amount of such  payments,  dividends  or  distributions  does not exceed the amount,  that without  recognizing  any tax loss carryforwards  or  carrybacks  or other tax  attributes,  such as  alternative  minimum  tax  carryforwards,  would otherwise be due and owing if the  Borrowers  and their  Subsidiaries  were an  independent,  individual  taxpayer;
provided  that,  as to clauses  (iii) and (iv) only,  the  Borrowers may not make any payment or declare or pay any dividends or distributions if a Default or Event of Default exists;

(b)      Borrowers may make  Restricted  Payments to other  Borrowers and  wholly-owned  Subsidiaries of a Borrower may make Restricted Payments to such Borrower;

(c)      OSI (i) may make  regularly  scheduled  cash  interest  payments  on  Subordinated  Debt,  subject  to the subordination provisions thereof or subordination  agreements relating thereto, as applicable,  and (ii) so long as no Event of Default is  continuing or would occur as result  thereof,  may apply not more than  $10,000,000  in the aggregate to the prepayment, redemption or other acquisition of the Senior Subordinated Notes;

(d)      Borrowers may pay management fees and reasonable  out-of-pocket  expense payable quarterly pursuant to the
Management  Services  Agreement  as in effect on the  Closing  Date;  provided  that no Default or Event of Default exists at the time of any such Restricted Payment or would occur as a result thereof; and

(e)      Borrowers  may pay  dividends  to Holdings to permit  Holdings to  repurchase  Stock owned by employees of
Borrowers whose  employment with Borrowers and their  Affiliates has been  terminated,  provided that such dividend payments  shall not exceed  $1,000,000  in any Fiscal  Year or  $3,000,000  during the term of this  Agreement  and provided  that no  Event of  Default  exists  at the time of such  Restricted  Payment  or would  occur as a result thereof.

3.6.     Restriction  on  Fundamental  Changes.  The Credit  Parties  shall not and shall not cause or permit their
Subsidiaries  to directly or  indirectly:  (a) amend,  modify or waive any term or provision of its  organizational documents,  including its articles of  incorporation,  certificates of designations  pertaining to preferred stock, by-laws,  partnership  agreement or operating  agreement unless required by law;  (b) enter into any transaction of merger or  consolidation  except,  upon not less than five (5) Business  Days' prior written  notice to Agent,  any
Solvent  wholly-owned  Subsidiary  of a  Borrower  may be merged  with or into such  Borrower  (provided  that such
Borrower is the surviving entity) or any other  wholly-owned  Subsidiary of such Borrower;  (c) liquidate,  wind-up or dissolve itself (or suffer any liquidation or  dissolution);  or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

3.7.     Disposal  of  Assets or  Subsidiary  Stock.  The  Credit  Parties  shall not and shall not cause or permit their  Subsidiaries  to  directly or  indirectly  convey,  sell,  lease,  sublease,  license,  assign,  transfer or otherwise  dispose  of,  or grant  any  Person an option to  acquire,  in one  transaction  or a series of  related transactions,  any of its  property,  business  or assets,  whether  now owned or  hereafter  acquired,  except for
(a) dispositions of obsolete equipment not used or useful in the business, (b) Asset Dispositions  (excluding sales or other  dispositions  of  Inventory  or  Accounts of any Credit  Party and  excluding  Stock of any of  Holdings'
Subsidiaries),  not involving all or  substantially  all of the assets of any Credit Party, if all of the following conditions  are met:  (i)  the  consideration  received is at least equal to the fair market  value of such assets;
(ii) all (or, in the case of an Asset  Disposition  of Trustee  First Lien  Collateral,  85% of) the  consideration received  for such Asset  Disposition  is cash;  (iv) the  Net  Proceeds of such Asset  Disposition  are applied as required by  Section 1.5(c);  and (v) no  Default or Event of Default  then exists or would  result from such Asset
Disposition.

3.8.     Transactions  with  Affiliates.  The  Credit  Parties  shall  not and  shall  not  cause or  permit  their
Subsidiaries  to directly or  indirectly  enter into or permit to exist any  transaction  (including  the purchase, sale,  lease or exchange of any  property or the  rendering  of any  management,  consulting,  investment  banking, advisory or other similar  services)  with any  Affiliate or with any  director,  officer or employee of any Credit
Party,  except (a) as set forth on  Schedule 3.8,  (b) transactions  in the ordinary  course of and pursuant to the reasonable  requirements  of the  business of any such Credit  Party or any of its  Subsidiaries  and upon fair and reasonable  terms which are fully  disclosed to Agent and are no less  favorable to any such Credit Party or any of its  Subsidiaries  than would be obtained in a  comparable  arm's length  transaction  with a Person that is not an
Affiliate,  (c) payment of reasonable  compensation to officers and employees for services actually rendered to any such  Credit  Party  or any of its  Subsidiaries,  (d) payment  to  directors  who  are  not  Affiliates  of BRS of director's  fees,  cash  payments  of which  shall not exceed  $500,000  in the  aggregate  for any Fiscal  Year of
Borrowers  and (e) intra-company licenses of Intellectual Property.

3.9.     Conduct of Business.  The Credit  Parties  shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  engage in any business other than  businesses of the type described on Schedule 3.9 or that are reasonably related thereto.

3.10.    Changes  Relating  to  Indebtedness.  The  Credit  Parties  shall not and shall not cause or permit  their
Subsidiaries  to  directly  or  indirectly  change  or amend  the  terms of any of its  Indebtedness  permitted  by
Section 3.1(c), (d), (g) or (h)  if the effect of such  amendment is to:  (a) increase  the  interest  rate on such
Indebtedness;  (b) change the dates upon which payments of principal or interest are due on or principal  amount of such  Indebtedness;  (c) change any event of default or add or make more  restrictive  any covenant with respect to such  Indebtedness;  (d) change  the  redemption or  prepayment  provisions of such  Indebtedness;  (e) change  the subordination  provisions  thereof (or the subordination  terms of any guaranty  thereof);  (f) change or amend any other  term if such  change or  amendment  would  materially  increase  the  obligations  of the  obligor or confer additional  material rights on the holder of such  Indebtedness in a manner adverse to any Credit Party or Lenders;
or (g) increase  the portion of interest  payable in cash with respect to any  Indebtedness  for which  interest is payable by the issuance of payment-in-kind notes or is permitted to accrue.

3.11.    Fiscal  Year.  No Credit Party shall  change its Fiscal Year or permit any of its  Subsidiaries  to change their respective fiscal years.

3.12.    Press  Release;  Public  Offering  Materials.  Each Credit  Party  executing  this  Agreement  agrees that neither it nor its  Affiliates  will in the future issue any press releases or other public  disclosure,  including any  prospectus,  proxy statement or other materials  filed with any  Governmental  Authority  relating to a public offering  of the Stock of any Credit  Party,  using the name of GE Capital or its  affiliates  without at least two
(2)  Business  Days' prior  notice to GE Capital and without the prior  written  consent of GE Capital  unless (and only to the  extent  that)  such  Credit  Party  or  Affiliate  is  required  to do so  under  law or any  material
Contractual  Obligation  existing as of the Closing  Date and then,  in any event,  such Credit  Party or Affiliate will  consult with GE Capital  before  issuing such press  release or other  public  disclosure.  Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar  advertising  material relating to the financing  transactions  contemplated  by this  Agreement.  Agent or such Lender shall  provide a draft of any such tombstone  or similar  advertising  material to each Credit Party for review and comment  prior to the  publication thereof.  Agent reserves the right to provide to industry trade organizations  information  necessary and customary for inclusion in league table measurements.

3.13.    Subsidiaries.  The Credit Parties shall not and shall not cause or permit their  Subsidiaries  to directly or  indirectly  establish,  create or acquire any new  Subsidiary  other than  creation of a domestic  wholly-owned
Subsidiary  with respect to which the Credit Parties  promptly comply with their  obligations  under Section 2.8(c)
or a wholly-owned Subsidiary organized under the laws of Australia.

3.14.    Bank  Accounts.  The  Credit  Parties  shall  not and shall not  cause or  permit  their  Subsidiaries  to establish  any new bank accounts  (other than the Trustee  First Lien  Collateral  Deposit  Account)  without prior written  notice to Agent and unless  Agent and the bank at which the  account is to be opened  enter into a Control
Agreement regarding such bank account in form and substance reasonably satisfactory to Agent.

3.15.    Hazardous  Materials.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to cause or permit a Release of any  Hazardous  Material on, at, in, under,  above,  to, from or about any of the Real
Estate where such Release would  (a) violate in any respect,  or form the basis for any  Environmental  Liabilities by the Credit Parties or any of their  Subsidiaries  under,  any  Environmental  Laws or  Environmental  Permits or
(b) otherwise  adversely  impact the value or  marketability  of any of the Real  Estate or any of the  Collateral,
other than such violations or  Environmental  Liabilities  that could not reasonably be expected to have a Material
Adverse Effect.

3.16.    ERISA.  The  Credit  Parties  shall not and shall not cause or permit  any ERISA  Affiliate  to,  cause or permit to occur an ERISA  Event to the extent such ERISA  Event,  could  reasonably  be expected to have a Material
Adverse Effect.

3.17.    Sale-Leasebacks.  The Credit  Parties  shall not and shall not cause or permit  any of their  Subsidiaries to engage in any  sale-leaseback,  synthetic  lease or similar  transaction  involving any of its assets other than any sale and  leaseback  transaction  by a Credit  Party as to which (i) such  Credit  Party  could  have (x) under
Section 3.1,  incurred  Indebtedness  in an amount equal to  Attributable  Debt relating to such sale and leaseback transaction  and (y)  under  Section  3.2.  incurred  a Lien to  secure  such  Indebtedness,  and  (ii)  the  Asset
Disposition included in such sale and leaseback transaction complies with Section 3.7(b).

3.18.    Prepayments  of Other  Indebtedness.  The Credit Parties shall not,  directly or  indirectly,  voluntarily purchase,  redeem,  defease or prepay any  principal  of,  premium,  if any,  interest or other  amount  payable in respect of any Indebtedness,  other than (i) the Obligations;  (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise  disposed of in accordance with  Section 3.7(b),
(iii) intercompany Indebtedness reflecting amounts owing to Borrowers and (iv) as permitted by Section 3.5(c)(ii).

3.19.    Changes to Material  Contracts.  The Credit  Parties  shall not and shall not cause or permit any of their
Subsidiaries to change or amend the terms of any of the material contracts listed on Schedule 3.19.

3.20.    Change of Name or Location.  No Credit Party shall  (a) change its name as it appears in official  filings in the state of its  incorporation  or  organization,  (b) change  its offices or  warehouses or locations at which
Collateral is held or stored,  or the location of its records  concerning  the  Collateral,  (c) change the type of entity  that  it  is,  (d) change  its  organization  identification  number,  if  any,  issued  by  its  state  of incorporation  or organization,  or (e) change its state of incorporation or organization,  in each case without at least  thirty  (30)  days'  prior  written  notice to Agent  and  after  Agent's  written  acknowledgment  that any reasonable  action  requested by Agent in connection  therewith,  including to continue the perfection of any Liens in favor of Agent,  on behalf of Lenders,  in any Collateral,  has been completed or taken;  provided that any such new location shall be in the  continental  United  States.  Without  limiting the foregoing,  no Credit Party shall change its name,  identity or  corporate  structure  in any manner that might make any  financing  or  continuation statement filed in connection  herewith  seriously  misleading  within the meaning of Section 9-506 or 9-507 of the
Code or any other then  applicable  provision of the Code except upon prior written notice to Agent and Lenders and after Agent's  written  acknowledgment  that any  reasonable  action  requested by Agent in  connection  therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders,  in any Collateral,  has been completed or taken.

SECTION 4.

                                                FINANCIAL REPORTING

         Borrowers  covenant and agree that from and after the date hereof until the  Termination  Date,  Borrowers shall  perform and comply with,  and shall cause each of the other Credit  Parties to perform and comply with,  all requirements in this Section 4 applicable to such Person.

4.1.     Omitted.

4.2.     Omitted.

4.3.     Omitted.

4.4.     Omitted.

4.5.     Omitted.

4.6.     Omitted.

4.7.     Omitted.

4.8.     Omitted.

4.9.     Financial  Statements  and Other Reports.  Holdings and Borrowers  will maintain,  and cause each of their
Subsidiaries to maintain,  a system of accounting  established  and  administered in accordance with sound business practices to permit  preparation of Financial  Statements in conformity with GAAP (it being understood that monthly
Financial  Statements are not required to have footnote  disclosures).  Borrower  Representative  will deliver each of the  Financial  Statements  and other  reports  described  below to Agent  (and  each  Lender in the case of the
Financial Statements and other reports described in Sections (4.9)(a), (b), (f), (g), (h), and (k)).

(a)      Monthly and Quarterly Financials.

(i)      As soon as available and in any event within thirty (30) days after the end of each month  (including  the last month of Borrowers'  Fiscal Year),  Borrower  Representative  will deliver (1) the  consolidated and unaudited consolidating  balance  sheets of  Holdings  and its  Subsidiaries,  as at the end of such  month,  and the related consolidated and unaudited  consolidating  statements of income,  stockholders' equity and cash flow for such month and for the period from the beginning of the then current  Fiscal Year of Holdings to the end of such month,  (2) a report setting forth in comparative form the corresponding  figures for the  corresponding  periods of the previous
Fiscal Year and the  corresponding  figures from the most recent  Projections for the current Fiscal Year delivered pursuant to  Section 4.9(f)  and (3) a schedule of the outstanding  Indebtedness for borrowed money of Holdings and its  Subsidiaries  describing  in  reasonable  detail each such debt issue or loan  outstanding  and the  principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

(ii)     As soon as available and in any event within  forty-five  (45) days after the end of each Fiscal  Quarter,
Borrower  Representative will deliver (1) the consolidated and unaudited  consolidating  balance sheets of Holdings and  its  Subsidiaries,  as at the  end of  such  Fiscal  Quarter,  and  the  related  consolidated  and  unaudited consolidating  statements of income,  stockholders' equity and cash flow for such Fiscal Quarter and for the period from the  beginning of the then  current  Fiscal Year of Holdings to the end of such Fiscal  Quarter,  (2) a report setting forth in comparative form the corresponding  figures for the  corresponding  periods of the previous Fiscal
Year and the  corresponding  figures  from the most  recent  Projections  for the  current  Fiscal  Year  delivered pursuant to  Section 4.9(f)  and (3) a schedule of the outstanding  Indebtedness for borrowed money of Holdings and its  Subsidiaries  describing  in  reasonable  detail each such debt issue or loan  outstanding  and the  principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

(b)      Year-End  Financials.  As soon as  available  and in any event  within  ninety  (90) days after the end of
each  Fiscal  Year  of  Borrowers,   Borrower  Representative  will  deliver  (1) the  consolidated  and  unaudited consolidating  balance  sheets of  Holdings  and its  Subsidiaries,  as at the end of such  year,  and the  related consolidated and unaudited consolidating  statements of income,  stockholders' equity and cash flow for such Fiscal
Year,  (2) a  schedule  of the  outstanding  Indebtedness  for  borrowed  money of  Holdings  and its  Subsidiaries describing in reasonable  detail each such debt issue or loan  outstanding  and the principal  amount and amount of accrued and unpaid  interest  with  respect to each such debt issue or loan and (3) a  report  with  respect to the consolidated  Financial  Statements  from  a firm  of  Certified  Public  Accountants  selected  by  Borrowers  and reasonably  acceptable to Agent,  which report shall be prepared in accordance with Statement of Auditing Standards
No. 58 (the  "Statement")  "Reports on Audited  Financial  Statements" and such report shall be  "Unqualified"  (as such term is defined in such Statement).

(c)      Accountants' Reports.  Within ten (10) Business Days after receipt thereof,  Borrower  Representative will deliver copies of all management  letters,  exception reports and similar letters or reports received by any Credit
Party from Borrowers' firm of certified public accountants.

(d)      Additional Deliveries.

(i)      To Agent,  upon its request,  and in any event no less frequently than noon New York time on each day that is ten (10)  Business  Days  after  the end of each  Fiscal  Month  (together  with a copy of any of the  following reports  requested by any Lender in writing after the Closing Date), each of the following  reports,  each of which shall be prepared by Borrowers  as of the last day of the  immediately  preceding  Fiscal Month or the date two (2)
days prior to the date of any such request:

(A)      a Borrowing Base  Certificate  with respect to each Borrower,  accompanied by such  supporting  detail and documentation  as  shall  be  requested  by  Agent  in  its  reasonable  discretion  (in substantially the same form as  Exhibits 4.9(d)(i), 4.9(d)(ii) and 4.9(d)(iii)  (each, a
                           "Borrowing Base Certificate");

(B)      with respect to each  Borrower,  a summary of  Inventory by location and type with a supporting  perpetual
                           Inventory  report,  in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

(C)      a list of the ten Account  Debtors  having the ten highest  account  balances as of the end of such Fiscal
                           Month,  together with the most recent  corporate  debt rating by Moody's and S&P of each such Account Debtor;

(D)      with respect to each Borrower,  a monthly trial balance showing  Accounts  outstanding  aged from due date as follows:  current,  1 to 30 days past due, 31 to 60 days past due,  more than 60 days past  due,  accompanied  by  such  supporting  detail  and  documentation  as  shall  be requested by Agent in its reasonable discretion.

(ii)     To Agent,  on a weekly  basis or at such more  frequent  intervals  as Agent may request from time to time
(together  with a copy of all or any part of such  delivery  requested  by any Lender in writing  after the Closing
Date),  collateral  reports with  respect to each  Borrower,  including  all  additions  and  reductions  (cash and non-cash)  with  respect to Accounts of each  Borrower,  in each case  accompanied  by such  supporting  detail and documentation  as shall be requested by Agent in its reasonable  discretion  each of which shall be prepared by the applicable  Borrower  as of the last day of the  immediately  preceding  week or the date two (2) days prior to the date of any request;

(iii)    To Agent, at the time of delivery of each of the monthly Financial  Statements  delivered pursuant to this
Section 4.9:

(A)      a reconciliation  of the most recent  Borrowing Base,  general ledger and month-end  Inventory  reports of each  Borrower  to such  Borrower's  general  ledger and  monthly  Financial  Statements delivered  pursuant to this  Section 4.9,  in each case  accompanied by such  supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(B)      a  reconciliation  of the perpetual  inventory by location to each Borrower's  most recent  Borrowing Base
                           Certificate,  general  ledger and monthly  Financial  Statements  delivered  pursuant to this  Section 4.9,  in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(C)      management's  report of the  financial  performance  of the Borrowers for the Fiscal Month and the portion of the Fiscal Year then ended, in the form delivered by Borrower to BRS;

(D)      an aging of accounts  payable and a  reconciliation  of that  accounts  payable  aging to each  Borrower's
                           general   ledger  and  monthly   Financial   Statements   delivered   pursuant  to  this
                           Section 4.9,  in each case  accompanied by such supporting  detail and  documentation as shall be requested by Agent in its reasonable discretion;

(E)      a reconciliation of the outstanding  Loans as set forth in the monthly Loan Account statement  provided by
                           Agent to each  Borrower's  general  ledger and monthly  Financial  Statements  delivered pursuant to this  Section 4.9,  in each case  accompanied by such supporting  detail and documentation as shall be requested by Agent in its reasonable discretion;

(iv)     To Agent, at the time of delivery of each of the annual Financial  Statements  delivered  pursuant to this
Section 4.9,  (i) a listing of government  contracts of each Borrower  subject to the Federal  Assignment of Claims
Act of 1940; and (ii) a list of any applications  for the registration of any Patent,  Trademark or Copyright filed by any Credit Party with the United States Patent and Trademark  Office,  the United States Copyright Office or any
similar office or agency in the prior Fiscal Quarter;

(e)      Appraisals; Inspections.

(i)      From time to time, if Agent or any Lender  determines that obtaining  appraisals is necessary in order for
Agent or such Lender to comply with  applicable  laws or  regulations,  Agent will, at Borrowers'  expense,  obtain appraisal  reports in form and substance and from  appraisers  satisfactory  to Agent stating the then current fair market values of all or any portion of the Real Estate owned by Credit Parties.

(ii)     Borrowers,  at their own expense,  shall  deliver to Agent the results of each physical  verification,  if any, that Borrowers or any of their  Subsidiaries  may in their discretion have made, or caused any other Person to have made on their behalf,  of all or any portion of their  Inventory (and, if a Default or an Event of Default has
occurred and is continuing,  Borrowers shall, upon the request of Agent,  conduct, and deliver the results of, such physical verifications as Agent may require).

(iii)    Borrowers,  at their own expense,  shall (x) cause to be delivered to Agent an appraisal,  performed by an independent  appraiser  acceptable to Agent, of the Net Orderly  Liquidation  Value of their inventory once in each
Fiscal  Year  (and  at the  time  during  such  Fiscal  Year  determined  by  Agent),  provided,  that  so  long as
(1) Borrowing  Availability is less than $7,500,000 or (2) during the most recent period of twelve (12) consecutive
Fiscal Months,  average Borrowing  Availability was less than $10,000,000,  Borrowers,  at their own expense, shall cause such  appraisals to be delivered  twice in each Fiscal Year (and at times during such Fiscal Year  determined by Agent), provided,  further, that so long as an Event of Default is continuing,  Borrowers, at their own expense, shall cause such  appraisals to be delivered at such times as Agent shall require and  (y) permit  Agent to perform audits of  Borrowers'  accounts  twice during each Fiscal Year (and at times during such Fiscal Year  determined by
Agent);  provided,  that so long as  (1) Borrowing  Availability  is less than  $7,500,000 or  (2) during  the most recent period of twelve (12) consecutive Fiscal Months,  average Borrowing  Availability was less than $10,000,000,
Borrowers,  at their own  expense,  shall  permit Agent to perform such audits three times in each Fiscal Year (and times  during such Fiscal Year  determined  by Agent),  provided,  further,  that so long as an Event of Default is continuing,  Borrowers,  at their own  expense,  shall  permit  Agent to perform such audits at such times as Agent shall  require.  For the  purposes of this clause  (iii),  an  appraisal  or audit  requested or initiated by Agent while the  condition of clause (1) or (2) of either of the  foregoing  provisos is  continuing or while an Event of
Default is continuing,  shall be required whether or not such condition or Event of Default  continues  through the time of completion of such appraisal or audit.

(f)      Projections.  As soon as  available  and in any event no later  than July 31 for the then  current  Fiscal
Year,  Borrower  Representative  will deliver Projections of Holdings and its Subsidiaries for the then current (as of July 31) Fiscal Year and the  forthcoming  two (2) Fiscal Years,  year by year,  and for the then current (as of
July 31) Fiscal Year, month by month.

(g)      SEC Filings and Press  Releases.  Promptly upon their becoming  available,  Borrower  Representative  will deliver copies of (1) all  Financial  Statements,  reports,  notices and proxy statements sent or made available by
Holdings  or any of its  Subsidiaries  to  their  Stockholders,  (2) all  regular  and  periodic  reports  and  all registration  statements  and  prospectuses,  if  any,  filed  by  Holdings  or any of its  Subsidiaries  with  any securities  exchange or with the  Securities and Exchange  Commission,  any  Governmental  Authority or any private regulatory  authority,  and (3) all press  releases and other  statements  made available by Holdings or any of its
Subsidiaries to the public concerning material adverse changes or developments in the business of any such Person.

(h)      Events of Default,  Etc.  Promptly upon any officer of any Credit Party obtaining  knowledge of any of the following events or conditions,  Borrower  Representative  shall deliver copies of all notices given or received by such Credit Party or any of their  Subsidiaries  with respect to any such event or condition and a  certificate  of
Borrower  Representative's  chief executive officer  specifying the nature and period of existence of such event or condition  and what action such Credit Party or Subsidiary  thereof has taken,  is taking and proposes to take with respect thereto:  (1) any condition or event that  constitutes,  or which could reasonably be expected to result in the  occurrence  of, an Event of Default or Default;  (2) any  notice that any Person has given to any Credit Party or any of its  Subsidiaries  or any other action  taken with respect to a claimed  default or event or condition of the type referred to in  Section 6.1(b);  (3) any event or condition that could reasonably be expected to result in any  Material  Adverse  Effect;  or (4) any  default or event of default with  respect to any  Indebtedness  of any
Credit Party or any of its Subsidiaries.

(i)      Litigation.  Promptly upon any officer of any Credit Party obtaining  knowledge of (1) the  institution of any  action,  charge,  claim,  demand,  suit,  proceeding,  petition,  governmental  investigation,  tax  audit  or arbitration  now pending or, to the best  knowledge of such Credit Party after due inquiry,  threatened  against or affecting  any  Credit  Party  or  any of its  Subsidiaries  or any  property  of any  Credit  Party  or any of its
Subsidiaries  ("Litigation")  not  previously  disclosed by Borrower  Representative  to Agent or (2) any  material development  in any action,  suit,  proceeding,  governmental  investigation  or  arbitration  at any time  pending against or affecting  any Credit Party or any property of any Credit Party which,  in each case,  could  reasonably be expected to have a Material Adverse Effect,  Borrower  Representative will promptly give notice thereof to Agent and provide  such other  information  as may be  reasonably  available  to them to enable  Agent and its counsel to evaluate such matter.

(j)      Notice of Corporate and other  Changes.  Borrower  Representative  shall provide  prompt written notice of
(1) all  jurisdictions  in which a Credit Party  becomes  qualified  after the Closing  Date to transact  business,
(2) any  change after the Closing Date in the  authorized and issued Stock of any Credit Party or any Subsidiary of any Credit  Party or any  amendment  to their  articles  or  certificate  of  incorporation,  by-laws,  partnership agreement or other organizational  documents,  (3) any Subsidiary created or acquired by any Credit Party or any of its  Subsidiaries  after the Closing Date,  such notice,  in each case, to identify the  applicable  jurisdictions, capital  structures  or  Subsidiaries,  as  applicable,  and (4) any other event that occurs after the Closing Date which would cause any of the  representations  and  warranties in Section 5 of this  Agreement or in any other Loan
Document to be untrue or  misleading  in any  material  respect.  The  foregoing  notice  requirement  shall not be construed to constitute  consent by any of the Lenders to any transaction  referred to above which is not expressly permitted by the terms of this Agreement.

(k)      Compliance  Certificate.  Together  with  each  delivery  of  Financial  Statements  of  Holdings  and its
Subsidiaries  pursuant  to  Sections  4.9(a)  and (b),  Borrowers  will  deliver  a fully  and  properly  completed
Compliance  Certificate (in substantially the same form as Exhibit 4.9(k))  (the "Compliance  Certificate")  signed by a Responsible Officer of each Borrower.

(l)      Omitted.

(m)      Other  Information.   With  reasonable  promptness,   Borrower  Representative  will  deliver  such  other
information  and data with respect to the business or financial  condition of any Credit Party or any Subsidiary of any Credit Party as from time to time may be reasonably requested by Agent.

(n)      Taxes.  Borrower  Representative  shall provide  prompt written notice of (i) the execution or filing with the IRS or any other Governmental  Authority of any agreement or other document extending,  or having the effect of extending,  the period for  assessment or collection of any Charges by any Credit Party or any of its  Subsidiaries
and (ii) any agreement by any Credit Party or any of its  Subsidiaries  or request  directed to any Credit Party or any of its  Subsidiaries  to make any  adjustment  under IRC Section  481(a),  by reason of a change in  accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

4.10.    Accounting  Terms;  Utilization  of GAAP for Purposes of  Calculations  Under  Agreement.  For purposes of this Agreement,  all accounting terms not otherwise  defined herein shall have the meanings  assigned to such terms in conformity  with GAAP.  Financial  statements and other  information  furnished to Agent pursuant to Section 4.9 or any other section  (unless  specifically  indicated  otherwise)  shall be prepared in accordance with GAAP as in effect at the time of such preparation  consistently  applied  throughout the periods covered (unless  specifically indicated otherwise and except, with respect to unaudited  financial  statements,  for the absence of footnotes and normal  year-end  adjustments);  provided  that no  Accounting  Change  shall  affect  standards  or  terms in this
Agreement.  All  such  adjustments  described  in  clause  (c) of the  definition  of the term  Accounting  Changes resulting from  expenditures  made subsequent to the Closing Date (including  capitalization  of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made.

SECTION 5.

                                          REPRESENTATIONS AND WARRANTIES

         To induce  Agent and Lenders to enter into the Loan  Documents,  to make Loans and to issue or cause to be issued Letters of Credit,  Borrowers and the other Credit Parties executing this Agreement,  jointly and severally, represent,  warrant and  covenant to Agent and each Lender that the  following  statements  are and,  after  giving effect to the Related  Transactions,  will be true, correct and complete until the Termination Date with respect to all Credit Parties:

5.1.     Disclosure.  No  representation  or  warranty  of any  Credit  Party  contained  in  this  Agreement,  the
Financial Statements referred to in Section 5.5,  the other Related  Transactions  Documents or any other document, certificate  or written  statement  furnished  to Agent or any Lender by or on behalf of any such Person for use in connection  with the Loan  Documents  or the Related  Transactions  Documents  contains  any untrue  statement of a material  fact or omitted,  omits or will omit to state a material fact  necessary in order to make the  statements contained herein or therein not misleading in light of the circumstances in which the same were made.

5.2.     No  Material  Adverse  Effect.  Since  March 31,  2003  there  have been no events or  changes in facts or circumstances  affecting any Credit Party or any of its  Subsidiaries  which  individually or in the aggregate have had or could  reasonably be expected to have a Material  Adverse Effect and that have not been disclosed  herein or in the attached Disclosure Schedules.

5.3.     No  Conflict.  The  consummation  of the  Related  Transactions  does not and will not violate or conflict with any laws, rules,  regulations or orders of any Governmental  Authority or violate,  conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any  Contractual  Obligation or organizational  documents  of any Credit Party or any of its  Subsidiaries  except if such  violations,  conflicts, breaches  or defaults  could not  reasonably  be  expected to have,  either  individually  or in the  aggregate,  a
Material  Adverse  Effect.  None of the  Credit  Parties  is an  "investment  company"  within  the  meaning of the
Investment  Company  Act of 1940,  as  amended,  or a "holding  company"  or a  "subsidiary  company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.4.     Organization, Powers, Capitalization and Good Standing.

(a)      Organization  and Powers.  Each of the Credit Parties and each of their  Subsidiaries  is duly  organized, validly  existing and in good  standing  under the laws of its  jurisdiction  of  organization  and qualified to do business in all states  where such  qualification  is required  except where  failure to be so qualified  could not reasonably be expected to have a Material Adverse Effect.  The  jurisdiction of organization and all  jurisdictions in which each  Credit  Party is  qualified  to do  business  are set forth on  Schedule 5.4(a).  Each of the Credit
Parties and each of their  Subsidiaries  has all  requisite  organizational  power and authority to own and operate its  properties,  to carry on its  business  as now  conducted  and  proposed to be  conducted,  to enter into each
Related  Transactions  Document  to which it is a party  and to incur the  Obligations,  grant  liens and  security interests in the Collateral and carry out the Related Transactions.

(b)      Capitalization.  As of the  Closing  Date:  (i) the  authorized  Stock of each of the Credit  Parties  and each of their  Subsidiaries is as set forth on  Schedule 5.4(b);  (ii) all issued and outstanding  Stock of each of the  Credit  Parties  and  each  of  their  Subsidiaries  is  duly  authorized  and  validly  issued,  fully  paid, nonassessable,  free and  clear  of all  Liens,  other  than,  in the  case of Stock of OSI,  those in favor of the
Trustee  for the  benefit of itself and the holders of the Senior  Notes,  and such Stock was issued in  compliance with all applicable state,  federal and foreign laws concerning the issuance of securities;  (iii) the  identity of the holders of the Stock of each of the Credit Parties and each of their  Subsidiaries  and the percentage of their fully-diluted  ownership of the Stock of each of the Credit Parties and each of their  Subsidiaries is set forth on
Schedule 5.4(b);  and (iv) no Stock of any Credit Party or any of their  Subsidiaries,  other than those  described above,  are issued and  outstanding.  Except as provided in  Schedule 5.4(b),  as of the Closing Date, there are no
preemptive  or  other  outstanding  rights,  options,   warrants,   conversion  rights  or  similar  agreements  or
understandings  for the purchase or acquisition from any Credit Party or any of their  Subsidiaries of any Stock of any such entity.

(c)      Binding  Obligation.  This  Agreement is, and the other Related  Transactions  Documents when executed and delivered will be, the legally valid and binding  obligations of the applicable  parties thereto,  each enforceable against each of such parties, as applicable,  in accordance with their respective terms,  subject to any applicable bankruptcy,  insolvency,  moratorium or similar laws  affecting  creditors'  rights  generally and to principles of equity.

(d)      The Obligations  heretofore incurred  constitute,  and the Obligations incurred after the date hereof will constitute,  "Senior Debt" as such term is defined in the Senior  Subordinated  Notes Indenture,  and the Revolving
Credit Facility is a "Credit  Facility" as such term is defined in the Senior  Subordinated  Notes  Indenture.  The aggregate  amount of all "Net  Proceeds"  of "Asset  Sales" (as such terms are  defined in the Senior  Subordinated
Notes  Indenture)  that have been applied by OSI or any of its "Restricted  Subsidiaries"  (as such term is defined in the Senior  Subordinated  Notes Indenture) since November 30, 1999 to repay any  "Indebtedness" (as such term is defined in the Senior  Subordinated  Notes  Indenture)  under a "Credit  Facility"  (as such term is defined in the
Senior  Subordinated  Notes  Indenture)  and to reduce  commitments  with  respect  thereto in the case of any such
"Indebtedness"  that is  revolving  credit  "Indebtedness"  pursuant  to  sections  3.09  and  4.10  of the  Senior
Subordinated Notes Indenture does not exceed $7,500,000.

5.5.     Financial Statements and Projections.  All Financial  Statements  concerning Holdings and its Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this  Agreement,  including those listed below, have been or will be prepared in accordance with GAAP  consistently  applied  (except as disclosed  therein) and do or will present  fairly the  financial  condition of the entities  covered  thereby as at the dates thereof and the results  of  their  operations  for the  periods  then  ended,  subject  to,  in the  case of  unaudited  Financial
Statements, the absence of footnotes and normal year-end adjustments.

(a)      The consolidated  balance sheets at June 30, 2003 and the related  statement of income of Holdings and its
Subsidiaries, for the Fiscal Year then ended, audited by Pricewaterhouse Coopers LLP.

(b)      The  consolidated  balance sheet at July 31, 2003 and the related  statement of income of Holdings and its
Subsidiaries for the one month then ended.

The  Projections  delivered  on or prior to the Closing  Date and the  updated  Projections  delivered  pursuant to
Section 4.9(h)  represent and will  represent as of the date thereof the good faith estimate of Borrowers and their senior management concerning the most probable course of their business.

5.6.     Intellectual  Property.  Each of the Credit  Parties  and its  Subsidiaries  owns,  is  licensed to use or otherwise has the right to use, all  Intellectual  Property used in or necessary for the conduct of its business as currently conducted that is material to the condition  (financial or other),  business or operations of such Credit
Party and its  Subsidiaries  and all such  patented or federally  registered  Intellectual  Property as of the date hereof is  identified on  Schedule 5.6  and fully  protected in accordance  with  reasonable  commercial  practice.
Except as  disclosed  in  Schedule 5.6,  the use of such  Intellectual  Property  by the Credit  Parties  and their
Subsidiaries  and the conduct of their  businesses  does not and has not been  alleged by any Person to infringe on the rights of any  Person,  except  where such  infringement  could not  reasonably  be expected to have a Material
Adverse Effect.

5.7.     Investigations,  Audits,  Etc.  As of the Closing  Date,  except as set forth on  Schedule 5.7,  no Credit
Party  or  any of  its  Subsidiaries  is  the  subject  of any  review  or  audit  by the  IRS or any  governmental investigation concerning the violation or possible violation of any law.

5.8.     Employee  Matters.  Except as set forth on  Schedule 5.8,  (a) no  Credit Party or  Subsidiary of a Credit
Party nor any of their  respective  employees is subject to any collective  bargaining  agreement,  (b) no petition for  certification  or union  election is pending with respect to the employees of any Credit Party or any of their
Subsidiaries and no union or collective  bargaining unit has sought such  certification or recognition with respect to the  employees of any Credit  Party or any of their  Subsidiaries,  (c) there  are no strikes,  slowdowns,  work stoppages or  controversies  pending or, to the best  knowledge  of any Credit Party after due inquiry,  threatened between  any  Credit  Party  or any of  their  Subsidiaries  and its  respective  employees,  other  than  employee grievances  arising in the  ordinary  course of business  which could not  reasonably  be expected to have,  either individually or in the aggregate,  a Material  Adverse Effect and (d) hours worked by and payment made to employees of each  Credit  Party and each of their  Subsidiaries  comply  with the Fair  Labor  Standards  Act and each other federal,  state,  local or foreign law  applicable to such matters.  Except as set forth on  Schedule 5.8,  neither
Borrower nor any of its Subsidiaries is party to an employment or consulting contract.

5.9.     Solvency.  Each of the Credit Parties and its Subsidiaries is Solvent.

5.10.    Litigation;  Adverse  Facts.  Except as set forth on  Schedule 5.10,  there are no  judgments  outstanding against any Credit Party or any of its  Subsidiaries  or  affecting  any property of any Credit Party or any of its
Subsidiaries,  nor is there any  Litigation  pending,  or to the best  knowledge  of any Credit  Party  threatened, against any Credit Party or any of its  Subsidiaries  which could  reasonably be expected to result in any Material
Adverse Effect.

5.11.    Use of Proceeds; Margin Regulations.

(a)      No part of the  proceeds of any Loan will be used for "buying" or  "carrying"  "margin  stock"  within the respective  meanings of such terms under  Regulation U  of the Board of Governors of the Federal  Reserve System as
now and from time to time  hereafter  in effect  or for any other  purpose  that  violates  the  provisions  of the regulations  of the Board of  Governors of the Federal  Reserve  System.  If requested by Agent,  each Credit Party will furnish to Agent and each Lender a statement to the foregoing  effect in conformity  with the  requirements of
FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

(b)      Borrowers  shall  utilize the  proceeds of the Loans  solely for the  Refinancing  (and to pay any related transaction  expenses),  and for the financing of Borrowers'  ordinary working capital and general corporate needs.
Schedule 5.11  contains a  description  of Borrowers'  sources and uses of funds as of the Closing Date,  including
Loans and Letter of Credit  Obligations to be made or incurred on that date, and a funds flow memorandum  detailing how funds from each source are to be transferred for particular uses.

5.12.    Ownership  of  Property;  Liens.  As of the  Closing  Date,  the real  estate  ("Real  Estate")  listed in
Schedule 5.12  constitutes all of the real property owned, leased, subleased, or used by any Credit Party or any of its  Subsidiaries.  Except as disclosed on  Schedule 5.12,  each of the Credit Parties and each of its Subsidiaries owns good and  marketable  fee simple title to all of its owned Real  Estate,  and valid and  marketable  leasehold interests in all of its leased Real Estate,  all as described on Schedule 5.12,  and copies of all such leases or a summary of terms thereof  reasonably  satisfactory  to Agent have been  delivered to Agent.  Schedule 5.12  further describes  any Real  Estate  with  respect  to which  any  Credit  Party or any of its  Subsidiaries  is a  lessor, sublessor or assignor as of the Closing  Date.  Each of the Credit  Parties and each of its  Subsidiaries  also has good and  marketable  title to, or valid  leasehold  interests in, all of its personal  property and assets.  As of the Closing Date, none of the properties and assets of any Credit Party or any of its  Subsidiaries  are subject to any Liens other than  Permitted  Encumbrances,  and there are no facts,  circumstances  or conditions  known to any
Borrower  that may result in any Liens  (including  Liens arising under  Environmental  Laws) other than  Permitted
Encumbrances  against  the  properties  or  assets  of any  Credit  Party  or any of its  Subsidiaries.  Except  as
disclosed  on  Schedule 5.12,  each of the Credit  Parties and each of its  Subsidiaries  has  received  all deeds, assignments,  waivers,  consents,  nondisturbance  and  attornment or similar  agreements,  bills of sale and other documents,  and has duly effected all  recordings,  filings and other actions  necessary to establish,  protect and perfect  such Credit  Party's or  Subsidiary's  right,  title and interest in and to all such Real Estate and other properties  and assets.  Schedule 5.12  also  describes  any  purchase  options,  rights of first  refusal or other similar  contractual  rights  pertaining  to any Real  Estate.  As of the  Closing  Date,  no portion of any Credit
Party's or any of its  Subsidiaries'  Real Estate has suffered any material  damage by fire or other  casualty loss that has not  heretofore  been  repaired  and  restored in all  material  respects  to its  original  condition  or otherwise  remedied.  As of the Closing Date, all material  permits  required to have been issued or appropriate to enable  the Real  Estate  to be  lawfully  occupied  and used for all of the  purposes  for  which it is  currently occupied and used have been lawfully issued and are in full force and effect.

5.13.    Environmental Matters.

(a)      Except  as  set  forth  in  Schedule 5.13,  as of the  Closing  Date:  (i) the  Real  Estate  is  free  of contamination  from any Hazardous  Material except for such  contamination that could not reasonably be expected to adversely  impact the value or  marketability  of such Real  Estate and that could not  reasonably  be  expected to result in  Environmental  Liabilities  of the Credit  Parties or their  Subsidiaries  in excess of  $100,000 in the aggregate;  (ii) no  Credit Party and no  Subsidiary  of a Credit Party has caused or suffered to occur any Release of Hazardous  Materials  on, at, in, under,  above,  to, from or about any of their Real Estate;  (iii) the  Credit
Parties  and their  Subsidiaries  are and have been in  compliance  with all  Environmental  Laws,  except for such noncompliance  that could not reasonably be expected to result in  Environmental  Liabilities of the Credit Parties or their  Subsidiaries in excess of $100,000 in the aggregate;  (iv) the Credit Parties and their Subsidiaries have obtained,  and are in compliance with, all Environmental  Permits required by Environmental Laws for the operations of their respective  businesses as presently conducted or as proposed to be conducted,  except where the failure to so obtain or comply with such  Environmental  Permits could not  reasonably be expected to result in  Environmental
Liabilities  of the Credit  Parties or their  Subsidiaries  in excess of  $100,000 in the  aggregate,  and all such
Environmental  Permits are valid,  uncontested  and in good  standing;  (v) no  Credit Party and no Subsidiary of a
Credit Party is involved in operations or knows of any facts,  circumstances or conditions,  including any Releases of  Hazardous  Materials,  that are  likely to result in any  Environmental  Liabilities  of such  Credit  Party or
Subsidiary that could  reasonably be expected to be in excess of $100,000 in the aggregate,  and no Credit Party or
Subsidiary  of a Credit Party has  permitted  any current or former tenant or occupant of the Real Estate to engage in any  such  operations;  (vi) there  is no  Litigation  arising  under  or  related  to any  Environmental  Laws,
Environmental  Permits or Hazardous Material that seeks damages,  penalties,  fines, costs or expenses in excess of
$500,000 in the aggregate or injunctive  relief against,  or that alleges  criminal  misconduct by any Credit Party or any Subsidiary of a Credit Party;  (vii) no  notice has been received by any Credit Party or any Subsidiary of a
Credit Party identifying any of them as a "potentially  responsible  party" or requesting  information under CERCLA or analogous  state  statutes,  and to the knowledge of the Credit Parties,  there are no facts,  circumstances  or conditions  (other than  disposals of waste in the ordinary  course of business by licensed  waste  handlers)  that could  reasonable be expected to result in any of the Credit Parties or their  Subsidiaries  being  identified as a
"potentially  responsible  party" under CERCLA or analogous  state  statutes;  and  (viii) the  Credit Parties have provided to Agent  copies of all existing  environmental  reports,  reviews and audits and all written  information pertaining to actual or potential  Environmental  Liabilities,  in each case relating to any of the Credit  Parties or their Subsidiaries.

(b)      Each Credit Party hereby  acknowledges  and agrees that Agent (i) is not now, and to the best knowledge of the Credit  Parties,  has not ever been,  in control of any of the Real Estate or affairs of such  Credit  Party or its  Subsidiaries,  and (ii) does not have the capacity  through the  provisions of the Loan Documents or otherwise to  influence  any  Credit  Party's or its  Subsidiaries'  conduct  with  respect to the  ownership,  operation  or management of any of their Real Estate or compliance with Environmental Laws or Environmental Permits.

5.14.    ERISA.

(a)      Schedule 5.14  lists all material Plans and separately  identifies all Pension Plans,  including  Title IV
Plans,  Multiemployer  Plans,  and Retiree  Welfare Plans.  Copies of all material Plans (other than  Multiemployer
Plans) and all Title IV Plans,  together  with a copy of the latest  Form  5500-series  for each Title IV Plan have been provided to Agent.  Except with respect to Multiemployer  Plans,  each Qualified Plan has received a favorable determination  letter  from the IRS,  and  nothing  has  occurred  that would  reasonably  be expected to cause the revocation of such  determination  letter.  Except as could not  reasonably be expected to have a Material  Adverse
Effect,  each Plan is in  compliance  with the  applicable  provisions  of ERISA and the IRC,  including the timely filing of all reports  required  under the IRC or ERISA.  Neither any Credit Party nor ERISA  Affiliate  has failed to make any  contribution  or pay any amount due as  required  by either  Section  412 of the IRC or Section 302 of
ERISA or the  terms of any  Title  IV Plan.  Neither  any  Credit  Party  nor  ERISA  Affiliate  has  engaged  in a
"prohibited  transaction,"  as defined in Section 406 of ERISA and Section 4975 of the IRC, in connection  with any
Plan,  that would subject any Credit Party to a tax on prohibited  transactions  imposed by Section 502(i) of ERISA or Section 4975 of the IRC in an amount that could reasonably be expected to have a Material Adverse Effect.

(b)      (i) Except  as set  forth  in  Schedule  5.14:  (i) no Title IV Plan  has any  material  Unfunded  Pension
Liability;  (ii) no  ERISA Event or event  described in Section  4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably  expected to occur;  (iii) there are no pending, or to the knowledge of any Borrower, threatened claims (other than claims for benefits in the normal course),  sanctions,  actions or lawsuits, asserted or  instituted  against  any Plan or any  Person as  fiduciary  or sponsor  of any Plan that  could  reasonably  be expected to have a Material  Adverse  Effect;  (iv) no  Credit Party or ERISA  Affiliate has incurred or reasonably expects to incur any  liability  as a result of a complete or partial  withdrawal  from a  Multiemployer  Plan that could  reasonably be expected to have a Material  Adverse  Effect;  (v) within the last five years no Title IV Plan of any Credit Party or ERISA  Affiliate has been  terminated,  whether or not in a "standard  termination"  as that term is used in  Section  4041(b)(1)  of ERISA,  nor has any Title IV Plan of any Credit  Party or ERISA  Affiliate
(determined at any time within the past five years) with Unfunded Pension  Liabilities been transferred  outside of the  "controlled  group"  (within  the  meaning  of  Section 4001(a)(14)  of  ERISA) of any  Credit  Party or ERISA
Affiliate determined at the time of any such transfer.

5.15.    Brokers.  No broker or finder  acting on behalf of any Credit Party or  Affiliate  thereof  brought  about the  obtaining,  making or closing  of the Loans or the  Related  Transactions,  and no Credit  Party or  Affiliate
thereof has any  obligation  to any Person in respect of any finder's or  brokerage  fees in  connection  therewith other than fees payable to Credit Suisse First Boston in connection with the placement of the Senior Notes.

5.16.    Deposit and  Disbursement  Accounts.  Schedule 5.16  lists all banks and other  financial  institutions at which any Credit Party  maintains  deposit or other  accounts as of the Closing Date,  including  any  Disbursement
Accounts,  and such Schedule correctly  identifies the name,  address and telephone number of each depository,  the name in which the account is held, a description  of the purpose of the account,  and the complete  account  number therefor.

5.17.    Agreements  and Other  Documents.  As of the Closing Date,  each Credit Party has provided to Agent or its counsel,  on behalf of Lenders,  accurate and complete copies (or summaries) of all of the following  agreements or documents  to which it is subject and each of which is listed in  Schedule 5.17:  supply  agreements  and  purchase agreements  not  terminable  by such Credit Party within sixty (60) days  following  written  notice issued by such
Credit Party and involving  transactions in excess of $1,000,000 per annum;  leases of Equipment having a remaining term of one year or longer and  requiring  aggregate  rental and other  payments in excess of  $500,000  per annum;
licenses  and permits  held by the Credit  Parties,  the absence of which  could  reasonably  be expected to have a
Material Adverse Effect;  instruments and documents evidencing any Indebtedness or Guaranteed  Indebtedness of such
Credit Party and any Lien  granted by such Credit  Party with  respect  thereto;  and  instruments  and  agreements evidencing the issuance of any equity  securities,  warrants,  rights or options to purchase  equity  securities of such Credit Party.

5.18.    Insurance.  Schedule 5.18  lists all insurance policies of any nature maintained,  as of the Closing Date, for current  occurrences  by each Credit Party,  as well as a summary of the key business terms of each such policy such as deductibles, coverage limits and term of policy.

5.19.    Compliance  with Laws and  Contractual  Obligations.  Each Credit Party is in  compliance  and each of its
Subsidiaries is in compliance with the  requirements of all applicable laws,  rules,  regulations and orders of any
Governmental  Authority and the  obligations,  covenants and conditions  contained in all  Contractual  Obligations
other  than  those  laws,  rules,   regulations,   orders  and  provisions  of  such  Contractual  Obligations  the noncompliance  with which could not be reasonably  expected to have,  either  individually  or in the aggregate,  a
Material Adverse Effect.

5.20     Designated  Senior Debt.  This  Agreement  and the credit  facilities  created  hereunder  (i)  constitute
"Senior Credit  Facilities"  under and as such term is defined in the Senior  Subordinated  Notes Indenture and all present and future  Obligations  constitute  "Senior Debt" and "Designated Senior Debt" under and as such terms are defined in the Senior  Subordinated Notes Indenture and (ii) constitute "Credit  Facilities" under and as such term is defined in the Holdings  Notes  Purchase  Agreement and all present and future  Obligations  constitute  "Senior
Debt" under and as such term is defined in the Holdings Notes  Purchase  Agreement.  This  Agreement  constitutes a
"Credit Agreement" as such term is defined in the Senior Notes Indenture.

SECTION 6.

                                           DEFAULT, RIGHTS AND REMEDIES

6.1.     Event of Default.  "Event of Default"  shall mean the  occurrence  or  existence of any one or more of the following:

(a)      Payment.  (1) Failure  to pay any  installment  or other  payment of principal of any Loan when due, or to repay  Revolving  Loans to reduce  their  balance to the maximum  amount of  Revolving  Loans then  permitted to be outstanding  or to  reimburse  any L/C Issuer for any  payment  made by such L/C Issuer  under or in respect of any
Letter of Credit when due or  (2) failure  to pay,  within three (3) Business Days after the due date, any interest on any Loan or any other  amount  (excluding  reimbursement  of expenses  reimburseable  hereunder)  due under this
Agreement  or any of the other Loan  Documents,  or (3) failure to pay or  reimburse  Agent,  the L/C Issuer or any
Lender for any expense  payable or  reimburseable  by any Credit Party  hereunder or under any other Loan  Document within ten (10) days following demand for such reimbursement or payment of expenses; or

(b)      Default in Other  Agreements.  (1) Any  Credit Party or any of its  Subsidiaries  fails to pay when due or within any  applicable  grace  period any  principal  or  interest  on  Indebtedness  (other than the Loans) or any
Contingent  Obligations or (2) breach or default of any Credit Party or any of its Subsidiaries,  or the occurrence of any condition or event, with respect to any Indebtedness  (other than the Loans) or any Contingent  Obligations, if the effect of such breach,  default,  occurrence or event is to cause or to permit the holder or holders then to cause,  Indebtedness  and/or Contingent  Obligations having a principal amount  individually or together with other
Indebtedness and/or Contingent  Obligations as to which there is any such breach,  default,  occurrence or event in excess of $2,500,000 to become or be declared due prior to their stated maturity; or

(c)      Breach of Certain  Provisions;  Breach of Warranty.  Failure of any Credit Party to perform or comply with any term or condition  contained in that  portion of  Section 2.2  relating to the Credit  Parties'  obligation  to maintain  insurance,  Section 2.3,  Section 3 or Section 4,  and, in the case of  Section 4,  the same shall remain unremedied for five (5) days or more; or

(d)      Borrowing  Base  Certificate;  Breach  of  Warranty.  Any  information  contained  in any  Borrowing  Base
Certificate  is untrue or  incorrect  in any  respect  (other than  inadvertent,  immaterial  errors not  exceeding
$500,000 in the aggregate in any Borrowing Base  Certificate),  or any  representation or warranty herein or in any
Loan Document or in any written  statement,  report,  financial  statement or  certificate  (other than a Borrowing
Base  Certificate)  made or  delivered  to Agent or any Lender by any Credit  Party is untrue or  incorrect  in any material  respect (without  duplication of materiality  qualifiers  contained  therein) as of the date when made or deemed made; or

(e)      Other Defaults Under Loan  Documents.  Any Credit Party defaults in the  performance of or compliance with any term  contained  in this  Agreement  or the other Loan  Documents  (other than  occurrences  described in other provisions  of this  Section 6.1  for which a  different  grace or cure period is  specified,  or for which no cure period is specified and which  constitute  immediate  Events of Default) and such default is not remedied or waived within  thirty  (30) days after the  earlier of  (1) receipt  by  Borrower  Representative  of notice from Agent or
Requisite  Lenders of such  default or  (2) actual  knowledge  of any  Borrower or any other  Credit  Party of such default; or

(f)      Involuntary  Bankruptcy;  Appointment  of Receiver,  Etc.  (1) A court enters a decree or order for relief with respect to any Credit Party in an  involuntary  case under the Bankruptcy  Code,  which decree or order is not stayed or other similar  relief is not granted under any  applicable  federal or state law; or (2) the  continuance of  any of the  following  events  for  forty-five  (45)  days  unless  dismissed,  bonded  or  discharged:  (a) an involuntary  case is commenced  against any Credit  Party,  under any  applicable  bankruptcy,  insolvency or other similar law now or hereafter  in effect;  or (b) a  decree or order of a court for the  appointment  of a receiver, liquidator,  sequestrator,  trustee,  custodian or other officer having  similar  powers over any Credit Party,  or over all or a substantial  part of its  property,  is entered;  or (c) a  receiver,  trustee or other  custodian is appointed  without the  consent of a Credit  Party,  for all or a  substantial  part of the  property of the Credit
Party; or

(g)      Voluntary  Bankruptcy;  Appointment  of Receiver,  Etc.  (1) any  Credit Party  commences a voluntary case under the  Bankruptcy  Code,  or  consents  to the entry of an order for  relief in an  involuntary  case or to the conversion  of an  involuntary  case to a voluntary  case under any such law or consents to the  appointment  of or taking  possession by a receiver,  trustee or other  custodian for all or a  substantial  part of its property;  or
(2) any  Credit  Party makes any  assignment  for the benefit of  creditors;  or (3) the  Board of Directors of any
Credit Party adopts any  resolution  or otherwise  authorizes  action to approve any of the actions  referred to in this Section 6.1(g); or

(h)      Judgment and  Attachments.  Any one or more money judgments,  writs or warrants of attachment,  or similar process (other than those described  elsewhere in this  Section 6.1)  involving an amount in any individual case or in the aggregate in excess of  $2,500,000  is entered or filed against one or more of the Credit  Parties or any of their  respective  assets and remains  undischarged,  unvacated,  unbonded or unstayed  for a period of thirty (30)
days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

(i)      Dissolution.   Any  order,  judgment  or  decree  is  entered  against  any  Credit  Party  decreeing  the dissolution  or split up of such Credit  Party and such order  remains  undischarged  or  unstayed  for a period in excess of fifteen (15) days; or

(j)      Solvency.  Any Credit  Party  fails to pay its debts as they  become due or admits in writing  its present or prospective inability to pay its debts as they become due; or

(k)      Invalidity  of Loan  Documents.  Any of the Loan  Documents  for any reason,  other than a partial or full release in accordance  with the terms thereof,  ceases to be in full force and effect or is declared to be null and void, or any Credit Party denies that it has any further  liability  under any Loan Documents to which it is party, or gives notice to such effect; or

(l)      Damage;  Casualty.  Any  event  occurs,  whether  or not  insured  or  insurable,  as a  result  of  which revenue-producing  activities cease or are  substantially  curtailed at any facility of any Credit Party generating more than 30% of the  consolidated  revenues of Holdings and its  Subsidiaries  for the Fiscal Year  preceding such event and such cessation or curtailment continues for more than 30 days; or

(m)      Business  Activities.  Holdings  engages in any type of  business  activity  other than the  ownership  of
Stock of Borrowers and  performance of its obligations  under any  transaction or agreement  identified on Schedule
3.8, the Holdings Notes, the Holdings Notes Purchase  Agreement (and any  documentation  related  thereto),  or the
Related Transaction Documents to which it is a party and all activities incidental thereto; or

(n)      Change of Control.  A Change of Control occurs; or

(o)      Subordinated  Debt.  The failure of any Credit  Party or any  Affiliate of any Credit Party to comply with the terms of any subordination or intercreditor  agreement or any subordination or intercreditor  provisions of the
Senior  Subordinated  Notes Indenture,  the Senior Notes Indenture or the Holdings Notes Purchase  Agreement or any
other note or other document to the extent such  provisions run to the benefit of Agent or Lenders,  or if any such note,  document or provision  becomes null and void or any party denies further  liability  under any such document or provides notice to that effect.

6.2.     Suspension or Termination of  Commitments.  Upon the occurrence of any Default or Event of Default,  Agent may, and at the request of Requisite  Lenders Agent shall,  without  notice or demand,  immediately  suspend all or any portion of  Lenders'  obligations  to make  additional  Loans or issue or cause to be issued  Letters of Credit under the Revolving Loan  Commitment;  provided that, in the case of a Default,  if the subject  condition or event is waived by Requisite  Lenders or cured within any applicable grace or cure period,  the Revolving Loan Commitment shall be reinstated.

6.3.     Acceleration   and  other   Remedies.   Upon  the  occurrence  of  any  Event  of  Default   described  in
Sections 6.1(f)  or 6.1(g), the Commitments shall be immediately  terminated and all of the Obligations,  including the  Revolving  Loans,  shall  automatically  become  immediately  due and payable,  without  presentment,  demand, protest,  notice of intent to accelerate,  notice of acceleration  or other  requirements of any kind, all of which are hereby  expressly  waived  (including  for purposes of  Section 10)  by Borrowers,  and the  Commitments  shall thereupon  terminate.  Upon the  occurrence and during the  continuance  of any other Event of Default,  Agent may, and at the request of the Requisite Lenders, Agent shall, by written notice to Borrower  Representative  (a) reduce the aggregate  amount of the Commitments  from time to time, (b) declare all or any portion of the Loans and all or any  portion of the other  Obligations  to be, and the same shall  forthwith  become,  immediately  due and payable together with accrued interest  thereon,  (c) terminate all or any portion of the obligations of Agent, L/C Issuers and Lenders to make Revolving  Credit Advances and issue Letters of Credit,  (d) demand  that Borrowers  either (x)
immediately  deliver  cash to Agent for the  benefit  of L/C  Issuers  (and  Borrowers  shall then  immediately  so deliver) in an amount equal to 105% of the aggregate  outstanding  Letter of Credit  Obligations  or (y) provide to
Agent for each outstanding  Letter of Credit either (A) a stand-by letter of credit,  in favor of Agent and in form and substance and issued by a bank acceptable to Agent, for 105% of the undrawn amount of such  outstanding  Letter of Credit or (B) a replacement letter of credit  satisfactory to the beneficiary  thereof as a replacement for such outstanding  Letter of Credit (and  sufficient for such  beneficiary to return such  outstanding  Letter of Credit)
and  (e) exercise  any other remedies which may be available under the Loan Documents or applicable law.  Borrowers hereby  grant to Agent,  for the benefit of L/C Issuers  and each  Lender  with a  participation  in any Letters of
Credit  then  outstanding,  a  security  interest  in such cash  collateral  to secure  all of the Letter of Credit
Obligations.  Any such cash  collateral  shall be made  available by Agent to L/C Issuers to reimburse  L/C Issuers for payments of drafts  drawn under such  Letters of Credit and any Fees,  Charges and expenses of L/C Issuers with respect to such  Letters of Credit and the unused  portion  thereof,  after all such  Letters of Credit  shall have expired or been fully  drawn  upon,  shall be applied  to repay any other  Obligations.  After all such  Letters of
Credit  shall have  expired or been fully  drawn upon and all  Obligations  shall have been  satisfied  and paid in full, the balance,  if any, of such cash  collateral  shall be returned to Borrowers.  Borrowers shall from time to time  execute and deliver to Agent such  further  documents  and  instruments  as Agent may request with respect to such cash collateral.

6.4.     Performance  by Agent.  If any Credit Party shall fail to perform any  covenant,  duty or  agreement  that imposes  obligations  or duties in respect of Collateral  (other than Trustee First Lien  Collateral)  contained in any of the Loan  Documents,  Agent may perform or attempt to perform such covenant,  duty or agreement on behalf of such Credit Party after the  expiration of any cure or grace periods set forth herein.  In such event,  such Credit
Party shall, at the request of Agent,  promptly pay any amount reasonably  expended by Agent in such performance or attempted  performance to Agent,  together with interest thereon at the highest rate of interest in effect upon the occurrence  of an Event of Default as specified in  Section 1.2(d)  from the date of such  expenditure  until paid.
Notwithstanding  the foregoing,  it is expressly  agreed that Agent shall not have any liability or  responsibility for the performance of any obligation of any Credit Party under this Agreement or any other Loan Document.

6.5.     Application of Proceeds.  Notwithstanding  anything to the contrary contained in this Agreement,  upon the occurrence and during the continuance of an Event of Default,  (a) Borrowers  irrevocably waive the right to direct the  application  of any and all  payments at any time or times  thereafter  received by Agent from or on behalf of
Borrowers,  and Agent shall have the  continuing  and exclusive  right to apply and to reapply any and all payments received at any time or times after the  occurrence and during the  continuance of an Event of Default  against the
Obligations  in such manner as Agent may deem  advisable  notwithstanding  any  previous  application  by Agent and
(b) in the absence of a specific  determination  by Agent with  respect  thereto,  the  proceeds of any sale of, or other  realization  upon,  all or any part of the  Collateral  shall be  applied:  first,  to all  Fees,  costs and expenses  incurred by or owing to Agent and any Lender with respect to this Agreement,  the other Loan Documents or the Collateral;  second,  to accrued and unpaid  interest on the Obligations  (including any interest which but for the provisions of the Bankruptcy Code,  would have accrued on such amounts);  third, to the principal amount of the
Obligations  outstanding;  and fourth to any other  obligations of Borrowers owing to Agent or any Lender under the
Loan  Documents  including  as  collateral  for  Letter of  Credit  Obligations.  Any  balance  remaining  shall be delivered to  Borrowers or to whomever may be lawfully  entitled to receive such balance or as a court of competent jurisdiction  may direct.  Notwithstanding  the foregoing,  so long as any  Indebtedness  under the Senior Notes or
Senior Notes  Indenture  is  outstanding,  the  foregoing  application  of proceeds is subject to the rights of the
Trustee in the Trustee  First Lien  Collateral  as set forth in the  intercreditor  provisions  of the Senior Notes
Indenture and the Intercreditor Agreement.

SECTION 7.

                                                CONDITIONS TO LOANS

         The  obligations  of Lenders and L/C  Issuers to make Loans and to issue or cause to be issued  Letters of
Credit are subject to satisfaction of all of the applicable conditions set forth below.

7.1.     Conditions  to Initial  Loans.  The  obligations  of Lenders and L/C Issuers to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date are, in addition to the  conditions  precedent specified in Section 7.2,  subject to the delivery of all documents  listed on, the taking of all actions set forth on and the  satisfaction  of all other  conditions  precedent  listed in the Closing  Checklist  attached hereto as
Annex C, all in form and substance, or in a manner, satisfactory to Agent and Lenders.

7.2.     Conditions to All Loans.  Except as otherwise  expressly  provided  herein,  no Lender or L/C Issuer shall be  obligated  to fund any  Advance  or incur any  Letter of Credit  Obligation,  if, as of the date  thereof  (the
"Funding Date"):

(a)      any  representation  or warranty by any Credit  Party  contained  herein or in any other Loan  Document is untrue or incorrect in any material respect (without  duplication of any materiality  qualifier  contained therein)
as of such date, except to the extent that such  representation  or warranty  expressly relates to an earlier date, and Agent or Requisite  Lenders have determined not to make such Advance or incur such Letter of Credit  Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

(b)      any Default or Event of Default has occurred  and is  continuing  or would  result after giving  effect to any Advance (or the  incurrence  of any Letter of Credit  Obligation),  and Agent or Requisite  Lenders  shall have determined  not to make any Advance or incur any Letter of Credit  Obligation  as a result of that Default or Event of Default; or

(c)      after  giving  effect to any  Advance (or the  incurrence  of any Letter of Credit  Obligations),  (i) the outstanding  amount of the aggregate  Revolving  Loan would exceed  remaining  Borrowing  Availability  or (ii) the outstanding  amount of the  Revolving  Loan of the  applicable  Borrower  would  exceed  such  Borrower's  separate
Borrowing Base.

The request and  acceptance by any Borrower of the proceeds of any Advance,  the incurrence of any Letter of Credit
Obligations  or the  conversion  or  continuation  of any  Loan  into,  or as, a LIBOR  Loan  shall  be  deemed  to constitute,  as of the date thereof,  (i) a  representation  and warranty by Borrowers  that the conditions in this
Section 7.2 have been satisfied and (ii) a  reaffirmation  by Borrowers of the cross guaranty  provisions set forth in Section 10 and of the granting and  continuance of Agent's Liens,  on behalf of itself and Lenders,  pursuant to the Collateral  Documents.  Letter of Credit  Obligations  shall be deemed incurred by the issuance of a new Letter of Credit,  by the  extension  (other than an  automatic  extension)  of the expiry  date of an existing  Letter of
Credit and by the increase in amount of an existing Letter of Credit.

SECTION 8.

                                           ASSIGNMENT AND PARTICIPATION

8.1.     Assignment and Participations.

(a)      Subject to the terms of this  Section 8.1,  any Lender may make an assignment to a Qualified  Assignee of, or sale of participations  in, at any time or times, the Loan Documents,  Loans,  Letter of Credit  Obligations and
any  Commitment or any portion  thereof or interest  therein,  including  any Lender's  rights,  title,  interests, remedies,  powers or duties  thereunder.  Any  assignment  by a Lender  shall:  (i) require  the  consent  of Agent
(which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee,  provided,  that
Agent may in its sole and absolute  discretion  permit any  assignment  by a Lender to a Person or Persons that are not Qualified Assignees) and the execution of an assignment agreement (an "Assignment  Agreement"  substantially in the form  attached  hereto as  Exhibit 8.1  and  otherwise in form and substance  reasonably  satisfactory  to, and acknowledged  by, Agent);  (ii) be conditioned on such assignee  Lender  representing  to the assigning  Lender and
Agent  that it is  purchasing  the  applicable  Loans to be  assigned  to it for its own  account,  for  investment purposes  and not  with a view  to the  distribution  thereof;  (iii)  after  giving  effect  to any  such  partial assignment,  the  assignee  Lender  shall  have  Commitments  in an amount  at least  equal to  $5,000,000  and the assigning  Lender  shall have  retained  Commitments  in an amount at least  equal to  $5,000,000;  (iv)  require a payment  to Agent of an  assignment  fee of  $3,500  and (v) so long as no Event of  Default  has  occurred  and is continuing,  require the consent of Borrower  Representative,  which shall not be unreasonably  withheld or delayed and shall be deemed  granted  if not  objected  to within  three (3)  Business  Days  following  notice  thereof to
Borrower  Representative.  In the case of an  assignment  by a Lender under this  Section 8.1,  the assignee  shall have,  to the  extent  of such  assignment,  the  same  rights,  benefits  and  obligations  as all  other  Lenders hereunder.  The assigning  Lender shall be relieved of its  obligations  hereunder with respect to its  Commitments or assigned  portion thereof from and after the date of such  assignment.  Borrowers  hereby  acknowledge and agree that any  assignment  shall give rise to a direct  obligation  of  Borrowers  to the assignee and that the assignee shall be considered to be a "Lender." In all instances,  each Lender's  liability to make Loans  hereunder shall be several and not joint and shall be limited to such  Lender's Pro Rata Share of the  applicable  Commitment.  In the event Agent or any Lender  assigns or otherwise  transfers  all or any part of the  Obligations,  Agent or any such
Lender shall so notify Borrowers and Borrowers shall,  upon the request of Agent or such Lender,  execute new Notes in exchange for the Notes,  if any,  being  assigned.  Notwithstanding  the foregoing  provisions of this Section
8.1(a),  (a) any Lender may at any time  pledge the  Obligations  held by it and such  Lender's  rights  under this
Agreement and the other Loan  Documents to a Federal  Reserve Bank,  (b) any Lender that is an investment  fund may assign the  Obligations  held by it and such Lender's  rights under this  Agreement and the other Loan Documents to another  investment  fund managed by the same investment  advisor or pledge such  Obligations and rights to trustee for the benefit of its  investors and (c) any Lender may assign the  Obligations  to an Affiliate of such Lender or to a Person that is a Lender prior to the date of such assignment;  provided,  in each case, that no such pledge or assignment of  Obligations  made solely in reliance on this  sentence  shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

(b)      Any  participation by a Lender of all or any part of its Commitments  shall be made with the understanding that all  amounts  payable  by  Borrowers  hereunder  shall  be  determined  as if that  Lender  had not sold  such participation,  and that the holder of any such participation  shall not be entitled to require such Lender to take or omit to take any action hereunder  except actions  directly  affecting (i) any reduction in the principal amount of, or  interest  rate or Fees  payable  with  respect  to, any Loan in which such  holder  participates,  (ii) any extension of the scheduled  amortization of the principal  amount of any Loan in which such holder  participates or the final maturity date thereof,  and (iii) any release of all or substantially  all of the Collateral  (other than in accordance  with the terms of this  Agreement,  the Collateral  Documents or the other Loan  Documents).  Solely for purposes of Sections 1.10,  1.11, 8.3 and 9.1, Borrowers  acknowledge and agree that a participation shall give rise to a direct  obligation  of Borrowers to the  participant  and the  participant  shall be  considered  to be a
"Lender";  provided  that any such  participant  shall  not be  entitled  to  receive  any  greater  payment  under
Section 1.10  than the Lender granting such  participation  would have been entitled to receive with respect to the portion of its  Commitment  and Loans so  participated.  Except as set forth in the preceding  sentence no Borrower or any other  Credit  Party shall have any  obligation  or duty to any  participant.  Neither  Agent nor any Lender
(other than the Lender selling a  participation)  shall have any duty to any  participant  and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

(c)      Except as expressly  provided in this Section 8.1,  no Lender shall, as between Borrowers and that Lender, or Agent and that Lender,  be relieved of any of its  obligations  hereunder  as a result of any sale,  assignment, transfer  or  negotiation  of, or granting of  participation  in, all or any part of the Loans,  the Notes or other
Obligations owed to such Lender.

(d)      Each Credit Party shall assist each Lender  permitted to sell  assignments  or  participations  under this
Section 8.1 as required to enable the assigning or selling Lender to effect any such  assignment or  participation, including the execution  and delivery of any and all  agreements,  notes and other  documents  and  instruments  as shall be requested and the prompt  preparation of informational  materials for, and the participation of management in  meetings  with,  potential  assignees  or  participants,  all on a timetable  established  by Agent in its sole discretion.  Each Credit Party executing this Agreement shall certify the  correctness,  completeness  and accuracy of all  descriptions  of the Credit  Parties  and their  respective  affairs  contained  in any  selling  materials provided  by it and  all  other  information  provided  by it and  included  in such  materials,  except  that  any
Projections  delivered  by Borrowers  shall only be certified by Borrowers as having been  prepared by Borrowers in compliance with the  representations  contained in Section 5.5.  Agent shall maintain,  on behalf of Borrowers,  in its offices  located at 335 Madison  Avenue,  12th Floor,  New York, New York 10017, a "register" for recording the name,  address,  commitment  and Loans owing to each  Lender.  The entries in such  register  shall be  presumptive evidence of the amounts due and owing to each Lender in the absence of manifest  error.  Borrowers,  Agent and each
Lender may treat each Person whose name is recorded in such  register  pursuant to the terms hereof as a Lender for all purposes of this  Agreement.  The register  described  herein shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice.

(e)      A Lender may furnish any  information  concerning  Credit  Parties in the  possession  of such Lender from time to time to assignees and participants  (including prospective assignees and participants);  provided that such
Lender shall obtain from assignees or  participants  confidentiality  covenants  substantially  equivalent to those contained in Section 9.13.

8.2.     Agent.

(a)      Appointment.  Each Lender  hereby  designates  and  appoints GE Capital as its Agent under this  Agreement and the other Loan  Documents,  and each  Lender  hereby  irrevocably  authorizes  Agent to execute and deliver the
Collateral  Documents  and to take such  action or to refrain  from  taking  such  action on its  behalf  under the provisions of this  Agreement  and the other Loan  Documents and to exercise such powers as are set forth herein or therein,  together with such other powers as are reasonably  incidental thereto.  Agent is authorized and empowered to amend,  modify,  or waive any  provisions  of this  Agreement  or the other Loan  Documents on behalf of Lenders subject to the requirement  that certain of Lenders'  consent be obtained in certain  instances as provided in this
Section 8.2  and  Section 9.2.  The provisions of this  Section 8.2 are solely for the benefit of Agent and Lenders and neither  Borrowers nor any other Credit Party shall have any rights as a third party  beneficiary of any of the provisions  hereof.  In performing its functions and duties under this  Agreement,  Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any  obligation  toward or  relationship  of agency or trust with or for  Borrowers or any other Credit  Party.  Agent may perform any of its duties  hereunder, or under the Loan Documents, by or through its agents or employees.

(b)      Nature of Duties.  The duties of Agent  shall be  mechanical  and  administrative  in nature.  Agent shall not have by  reason  of this  Agreement  a  fiduciary  relationship  in  respect  of any  Lender.  Nothing  in this
Agreement  or any of the Loan  Documents,  express or implied,  is intended to or shall be construed to impose upon
Agent any  obligations  in respect of this  Agreement or any of the Loan  Documents  except as expressly  set forth herein or therein.  Each  Lender  shall make its own  independent  investigation  of the  financial  condition  and affairs  of each  Credit  Party in  connection  with the  extension  of credit  hereunder  and  shall  make its own appraisal of the  creditworthiness  of each Credit Party,  and Agent shall have no duty or  responsibility,  either initially  or on a  continuing  basis,  to provide any Lender  with any credit or other  information  with  respect thereto  (other than as expressly  required  herein).  If Agent seeks the consent or approval of any Lenders to the taking or  refraining  from  taking any action  hereunder,  then Agent shall send  notice  thereof to each  Lender.
Agent shall promptly  notify each Lender any time that the Requisite  Lenders or  Supermajority  Revolving  Lenders
have instructed Agent to act or refrain from acting pursuant hereto.

(c)      Rights,  Exculpation,  Etc.  Neither Agent nor any of its officers,  directors,  employees or agents shall be liable to any Lender for any action taken or omitted by them  hereunder or under any of the Loan  Documents,  or in connection  herewith or therewith,  except that Agent shall be liable to the extent of its own gross  negligence or willful misconduct as determined by a final  non-appealable  order by a court of competent  jurisdiction.  Agent shall not be liable for any  apportionment  or  distribution  of payments  made by it in good faith and if any such apportionment  or  distribution  is  subsequently  determined  to have been made in error the sole  recourse of any
Lender to whom payment was due but not made,  shall be to recover  from other  Lenders any payment in excess of the amount to which they are  determined to be entitled  (and such other Lenders  hereby agree to return to such Lender any such  erroneous  payments  received  by  them).  In no event  shall  Agent be  liable  for  punitive,  special, consequential,  incidental,  exemplary or other similar damages.  In performing its functions and duties hereunder,
Agent shall  exercise  the same care which it would in dealing with loans for its own  account,  but neither  Agent nor any of its  agents  or  representatives  shall be  responsible  to any  Lender  for any  recitals,  statements, representations or warranties herein or for the execution,  effectiveness,  genuineness,  validity, enforceability, collectibility,  or sufficiency of this  Agreement or any of the Loan  Documents or the  transactions  contemplated thereby,  or for the  financial  condition  of any Credit  Party.  Agent  shall not be required to make any inquiry concerning  either the  performance  or observance of any of the terms,  provisions or conditions of this Agreement or any of the Loan  Documents  or the  financial  condition  of any Credit  Party,  or the  existence  or  possible existence of any Default or Event of Default.  Agent may at any time request  instructions from Requisite  Lenders,
Supermajority  Revolving  Lenders or all affected  Lenders  with  respect to any actions or approvals  which by the terms of this  Agreement or of any of the Loan  Documents  Agent is  permitted or required to take or to grant.  If such instructions are promptly  requested,  Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any  liability  whatsoever  to any Person for  refraining  from any action or withholding any approval under any of the Loan Documents  until it shall have received such  instructions from the  Requisite  Lenders,  Supermajority  Revolving  Lenders or such other  portion of the  Lenders as shall be prescribed  by this  Agreement.  Without  limiting  the  foregoing,  no  Lender  shall  have any  right  of  action whatsoever  against Agent as a result of Agent acting or refraining  from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders,  Supermajority  Revolving Lenders or
all affected Lenders,  as applicable;  and,  notwithstanding  the instructions of Requisite Lenders,  Supermajority
Revolving Lenders or all affected Lenders,  as applicable,  Agent shall have no obligation to take any action if it believes,  in good faith,  that such action is deemed to be illegal by Agent or exposes  Agent to any liability for which it has not received satisfactory indemnification in accordance with Section 8.2(e).

(d)      Reliance.  Agent shall be entitled to rely, and shall be fully  protected in relying,  upon any written or oral notices, statements,  certificates,  orders or other documents or any telephone message or other communication
(including  any  writing,  telex,  fax or  telegram)  believed by it in good faith to be genuine and correct and to have been signed,  sent or made by the proper Person,  and with respect to all matters pertaining to this Agreement or any of the Loan  Documents  and its duties  hereunder  or  thereunder.  Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

(e)      Indemnification.  Lenders will  reimburse  and  indemnify  Agent for and against any and all  liabilities,
obligations,   losses,  damages,  penalties,  actions,  judgments,  suits,  costs,  expenses  (including,   without
limitation,  attorneys' fees and expenses),  advances or disbursements  of any kind or nature  whatsoever which may be imposed on,  incurred by, or asserted  against Agent in any way relating to or arising out of this  Agreement or any of the Loan  Documents  or any  action  taken or  omitted  by Agent  under  this  Agreement  or any of the Loan
Documents,  in proportion to each Lender's Pro Rata Share,  but only to the extent that any of the foregoing is not reimbursed by Borrowers;  provided,  however,  that no Lender shall be liable for any portion of such  liabilities, obligations,  losses, damages, penalties,  actions, judgments, suits, costs, expenses, advances or disbursements to the extent  resulting from Agent's gross negligence or willful  misconduct as determined by a final  non-appealable order by a court of competent  jurisdiction.  If any  indemnity  furnished to Agent for any purpose  shall,  in the opinion of Agent,  be insufficient or become  impaired,  Agent may call for additional  indemnity and cease, or not commence,  to do the  acts  indemnified  against  even  if so  directed  by the  Requisite  Lenders,  Supermajority
Revolving  Lenders  or such other  portion  of the  Lenders as shall be  prescribed  by this  Agreement  until such additional  indemnity  is  furnished.  The  obligations  of Lenders  under this  Section 8.2(e)  shall  survive the payment in full of the Obligations and the termination of this Agreement.

(f)      GE  Capital  Individually.  With  respect to its  Commitments  hereunder,  GE  Capital  shall have and may exercise the same rights and powers  hereunder and is subject to the same  obligations  and  liabilities  as and to the  extent  set forth  herein for any other  Lender.  The terms  "Lenders",  "Requisite  Lenders",  "Supermajority
Revolving Lenders" or any similar terms shall, unless the context clearly otherwise  indicates,  include GE Capital in its individual  capacity as a Lender or one of the Requisite  Lenders or  Supermajority  Revolving  Lenders.  GE
Capital,  either directly or through strategic  affiliations,  may lend money to, acquire equity or other ownership interests in, provide  advisory  services to and generally  engage in any kind of banking,  trust or other business with any Credit Party as if it were not acting as Agent  pursuant  hereto and without any duty to account  therefor
to  Lenders.  GE  Capital,  either  directly  or  through  strategic  affiliations,   may  accept  fees  and  other
consideration  from any Credit Party for services in connection with this Agreement or otherwise  without having to account for the same to Lenders.

(g)      Successor Agent.

(i)      Resignation.  Agent may resign from the  performance of all its agency  functions and duties  hereunder at any time by giving at least  thirty  (30)  Business  Days' prior  written  notice to  Borrower  Representative  and
Lenders.  Such  resignation  shall take effect upon the acceptance by a successor Agent of appointment  pursuant to clause (ii) below or as otherwise provided in clause (ii) below.

(ii)     Appointment of Successor.  Upon any such notice of  resignation  pursuant to clause  (i) above,  Requisite
Lenders shall appoint a successor  Agent which,  unless an Event of Default has occurred and is  continuing,  shall be  reasonably  acceptable to Borrowers.  If a successor  Agent shall not have been so appointed  within the thirty
(30)  Business  Day  period  referred  to in clause  (i)  above,  the  retiring  Agent,  upon  notice  to  Borrower
Representative,  shall  then  appoint a  successor  Agent who shall  serve as Agent  until such  time,  if any,  as
Requisite Lenders appoint a successor Agent as provided above.

(iii)    Successor  Agent.  Upon  the  acceptance  of any  appointment  as Agent  under  the  Loan  Documents  by a successor  Agent,  such successor Agent shall thereupon  succeed to and become vested with all the rights,  powers, privileges  and duties of the  retiring  Agent,  and the  retiring  Agent shall be  discharged  from its duties and obligations  under the Loan  Documents.  After any retiring  Agent's  resignation as Agent,  the provisions of this
Section 8.2  shall  continue to inure to its  benefit as to any  actions  taken or omitted to be taken by it in its capacity as Agent.

(h)      Collateral Matters.

(i)      Release of Collateral.  Lenders hereby  irrevocably  authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral  (x) upon  termination of the  Commitments  and payment and  satisfaction of all Obligations  (other than contingent  indemnification  obligations to the extent no claims  giving  rise  thereto  have been  asserted)  or  (y) constituting  property  being sold or  disposed  of if
Borrowers  (or any of  them)  certify  to  Agent  that  the  sale or  disposition  is made in  compliance  with the provisions  of this  Agreement  (and Agent may rely in good faith  conclusively  on any such  certificate,  without further inquiry).

(ii)     Confirmation  of Authority;  Execution of Releases.  Without in any manner limiting  Agent's  authority to act without any specific or further authorization or consent by Lenders (as set forth in  Section 8.2(h)(i)),  each
Lender  agrees to confirm in writing,  upon request by Agent or Borrower  Representative,  the authority to release any Collateral  conferred upon Agent under clauses (x) and (y) of  Section 8.2(h)(i).  Upon receipt by Agent of any required  confirmation  from the  Requisite  Lenders of its  authority to release any  particular  item or types of
Collateral,  and upon at least ten (10) Business  Days' prior  written  request by Borrower  Representative,  Agent shall (and is hereby  irrevocably  authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent upon such  Collateral;  provided,  however,  that (x) Agent  shall not be required to execute any such  document on terms  which,  in Agent's  opinion,  would  expose  Agent to liability or create any  obligation  or entail  any  consequence  other than the  release  of such  Liens  without  recourse  or warranty,  and (y) such  release shall not in any manner  discharge,  affect or impair the Obligations or any Liens upon (or  obligations of any Credit Party,  in respect of), all interests  retained by any Credit Party,  including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(iii)    Absence  of Duty.  Agent  shall  have no  obligation  whatsoever  to any  Lender,  L/C Issuer or any other
Person to assure that the  property  covered by the  Collateral  Documents  exists or is owned by  Borrowers or any other  Credit  Party or is cared for,  protected  or insured or has been  encumbered  or that the Liens  granted to
Agent have been properly or sufficiently or lawfully created,  perfected,  protected or enforced or are entitled to any particular  priority,  or to exercise at all or in any particular manner or under any duty of care,  disclosure or fidelity,  or to continue  exercising,  any of the rights,  authorities and powers granted or available to Agent in this  Section 8.2(h)  or in any of the Loan  Documents,  it being  understood  and agreed that in respect of the property covered by the Collateral  Documents or any act,  omission or event related thereto,  Agent may act in any manner it may deem  appropriate,  in its  discretion,  given  Agent's  own  interest  in  property  covered  by the
Collateral  Documents  as one of the Lenders and that Agent shall have no duty or  liability  whatsoever  to any of the other  Lenders,  provided that Agent shall  exercise the same care which it would in dealing with loans for its own account.

(i)      Agency for  Perfection.  Agent and each Lender  hereby  appoint each other Lender as agent for the purpose of  perfecting  Agent's  security  interest  in  assets  which,  in  accordance  with  the  Code in any  applicable jurisdiction,  can be perfected by  possession or control.  Should any Lender (other than Agent) obtain  possession or control of any such assets,  such Lender  shall  notify  Agent  thereof,  and,  promptly  upon  Agent's  request therefor,  shall deliver such assets to Agent or in accordance  with Agent's  instructions  or transfer  control to
Agent in accordance  with Agent's  instructions.  Each Lender  agrees that it will not have any right  individually to enforce or seek to enforce any  Collateral  Document or to realize  upon any  collateral  security for the Loans unless  instructed to do so by Agent in writing,  it being  understood and agreed that such rights and remedies may be exercised only by Agent.

(j)      Notice  of  Default.  Agent  shall  not be deemed to have  knowledge  or notice of the  occurrence  of any
Default or Event of Default  except  with  respect to  defaults  in the  payment of  principal,  interest  and Fees required to be paid to Agent for the account of Lenders,  unless Agent shall have  received  written  notice from a
Lender or Borrower  Representative  referring to this  Agreement,  describing  such Default or Event of Default and stating  that such  notice is a "notice of  default".  Agent will use  reasonable  efforts to notify each Lender of its  receipt of any such  notice,  unless such  notice is with  respect to  defaults  in the payment of  principal, interest  and fees,  in which case Agent will notify each  Lender of its receipt of such  notice.  Agent shall take such  action  with  respect  to such  Default  or Event of  Default as may be  requested  by  Requisite  Lenders in accordance  with  Section 6.  Unless and until Agent has  received  any such  request,  Agent may (but shall not be obligated  to) take such  action,  or refrain  from taking such  action,  with  respect to such Default or Event of
Default as it shall deem advisable or in the best interests of Lenders.

(k)      Lender  Actions  Against  Collateral.  Each Lender agrees that it will not take any action,  nor institute any actions or  proceedings,  with  respect to the Loans,  against any  Borrower or any Credit  Party  hereunder or under the other Loan  Documents or against any of the Real Estate  encumbered  by Mortgages  without the consent of the  Required  Lenders.  With  respect to any action by Agent to enforce  the rights and  remedies of Agent and the
Lenders under this Agreement and the other Loan Documents,  each Lender hereby consents to the  jurisdiction of the court in which such  action is  maintained,  and agrees to deliver  its Notes to Agent to the extent  necessary  to enforce the rights and  remedies of Agent for the benefit of the Lenders  under the  Mortgages in  accordance  with the provisions hereof.

8.3.     Set Off and Sharing of  Payments.  In addition to any rights now or  hereafter  granted  under  applicable law and not by way of limitation of any such rights,  during the  continuance of any Event of Default,  each Lender is hereby  authorized by Borrowers at any time or from time to time, with reasonably  prompt  subsequent  notice to
Borrower  Representative  (any prior or  contemporaneous  notice being hereby  expressly  waived) to set off and to appropriate  and to apply any and all  (A) balances  held by such  Lender at any of its  offices for the account of any  Borrower or any of its  Subsidiaries  (regardless  of whether  such  balances  are then due to Borrower or its
Subsidiaries),  and  (B) other  property  at any time held or owing by such  Lender to or for the credit or for the account of any Borrower or any of its Subsidiaries,  against and on account of any of the Obligations;  except that no Lender  shall  exercise  any such right  without the prior  written  consent of Agent.  Any Lender  exercising a right to set off shall  purchase  for cash (and the other  Lenders  shall  sell)  interests  in each of such  other
Lender's  Pro Rata Share of the  Obligations  as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance  with their  respective Pro Rata Shares.  Borrowers  agree, to the fullest extent  permitted  by law,  that any Lender may  exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the  Obligations  and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

8.4.     Disbursement  of  Funds.  Agent  may,  on  behalf  of  Lenders,  disburse  funds to  Borrowers  for  Loans requested.  Each Lender  shall  reimburse  Agent on demand for all funds  disbursed  on its behalf by Agent,  or if
Agent so requests,  each Lender will remit to Agent its Pro Rata Share of any Loan before Agent  disburses  same to
Borrowers.  If Agent elects to require that each Lender make funds  available to Agent prior to a  disbursement  by
Agent to  Borrowers,  Agent shall advise each Lender by  telephone  or fax of the amount of such  Lender's Pro Rata
Share of the Loan  requested  by  Borrower  Representative  no later than 1:00 p.m.  (New York time) on the Funding
Date  applicable  thereto,  and each such Lender  shall pay Agent such  Lender's  Pro Rata Share of such  requested
Loan,  in same day funds,  by wire  transfer to Agent's  account on such Funding  Date.  If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after  Agent's  demand,  Agent shall  promptly  notify
Borrower  Representative,  and Borrowers  shall  immediately  repay such amount to Agent.  Any  repayment  required pursuant to this  Section 8.4  shall be without  premium or penalty.  Nothing in this  Section 8.4  or elsewhere in this Agreement or the other Loan  Documents,  including the provisions of  Section 8.5,  shall be deemed to require
Agent to  advance  funds on behalf of any  Lender or to  relieve  any Lender  from its  obligation  to fulfill  its commitments  hereunder or to prejudice  any rights that Agent or Borrowers  may have against any Lender as a result of any default by such Lender hereunder.

8.5.     Disbursements of Advances; Payment.

(a)      Advances; Payments.

(i)      Agent shall notify Revolving  Lenders,  promptly after receipt of a Notice of Revolving Credit Advance and in any event  prior to 1:00  p.m.  (New  York  time) on the date such  Notice  of a  Revolving  Credit  Advance  is received,  by fax,  telephone or other similar form of  transmission.  Each Revolving  Lender shall make the amount of such  Lender's  Pro Rata Share of such  Revolving  Credit  Advance  available to Agent in same day funds by wire transfer  to  Agent's  account  as set forth in  Section  1.1(e)  not later  than 3:00 p.m.  (New York time) on the requested  Funding  Date in the case of an Index Rate  Loans and not later  than 11:00 a.m.  (New York time) on the requested  Funding  Date in the case of a LIBOR  Loan.  After  receipt of such wire  transfers  (or, in the Agent's sole  discretion,  before  receipt of such wire  transfers),  subject  to the terms  hereof,  Agent  shall make the requested  Revolving  Credit  Advance to  Borrowers  as  designated  by  Borrower  Representative  in the Notice of
Revolving  Credit  Advance.  All payments by each Revolving  Lender shall be made without  setoff,  counterclaim or deduction of any kind.

(ii)     At least once each  calendar week or more  frequently at Agent's  election  (each,  a "Settlement  Date"),
Agent shall  advise each Lender by telephone  or fax of the amount of such  Lender's  Pro Rata Share of  principal, interest  and Fees paid for the  benefit of  Lenders  with  respect to each  applicable  Loan.  Provided  that each
Lender has funded all payments and Advances  required to be made by it and  purchased all  participations  required to be purchased by it under this Agreement and the other Loan  Documents as of such  Settlement  Date,  Agent shall pay to each Lender  such  Lender's  Pro Rata Share of  principal,  interest  and Fees paid by  Borrowers  since the previous  Settlement  Date for the benefit of such Lender on the Loans held by it. Such  payments  shall be made by wire  transfer to such  Lender's  account (as  specified  by such  Lender in Annex E or the  applicable  Assignment
Agreement)  not later than 2:00 p.m. (New York time) on the next Business Day following  each  Settlement  Date. To the extent that any Lender (a  "Non-Funding  Lender")  has failed to fund all such  payments and Advances or failed to fund the purchase of all such  participations,  Agent shall be entitled to set off the funding shortfall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrowers.

(b)      Availability  of Lender's Pro Rata Share.  Agent may assume that each  Revolving  Lender will make its Pro
Rata Share of each  Revolving  Credit  Advance  available to Agent on each Funding  Date. If such Pro Rata Share is not, in fact,  paid to Agent by such  Revolving  Lender when due,  Agent will be entitled to recover such amount on demand from such Revolving  Lender without setoff,  counterclaim or deduction of any kind. If any Revolving  Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's  demand,  Agent shall promptly notify Borrower
Representative  and Borrowers  shall  immediately  repay such amount to Agent.  Nothing in this  Section 8.5(b)  or elsewhere  in this  Agreement  or the other Loan  Documents  shall be deemed to require  Agent to advance  funds on behalf of any Revolving  Lender or to relieve any Revolving  Lender from its obligation to fulfill its  Commitments hereunder or to  prejudice  any rights that  Borrowers  may have  against any  Revolving  Lender as a result of any default by such  Revolving  Lender  hereunder.  To the extent that Agent  advances  funds to Borrowers on behalf of any Revolving  Lender and is not reimbursed  therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all  interest  accrued on such Advance  until  reimbursed  by the  applicable
Revolving Lender.

(c)      Return of Payments.

(i)      If Agent pays an amount to a Lender  under this  Agreement  in the  belief or  expectation  that a related payment has been or will be received by Agent from  Borrowers  and such  related  payment is not received by Agent, then Agent will be entitled to recover  such amount from such  Lender on demand  without  setoff,  counterclaim  or deduction of any kind.

(ii)     If Agent  determines at any time that any amount  received by Agent under this  Agreement must be returned to any Borrower or paid to any other Person  pursuant to any  insolvency  law or otherwise,  then,  notwithstanding any  other  term or  condition  of this  Agreement  or any other  Loan  Document,  Agent  will not be  required  to distribute any portion  thereof to any Lender.  In addition,  each Lender will repay to Agent on demand any portion of such amount that Agent has  distributed  to such Lender,  together  with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

(d)      Non-Funding  Lenders.  The failure of any Non-Funding  Lender to make any Revolving  Credit Advance or any payment required by it hereunder,  shall not relieve any other Lender (each such other Revolving Lender, an "Other
Lender") of its  obligations  to make such  Advance on such date,  but neither any Other  Lender nor Agent shall be responsible  for the  failure  of any  Non-Funding  Lender to make an Advance  or make any other  payment  required hereunder.  Notwithstanding  anything set forth herein to the  contrary,  a  Non-Funding  Lender shall not have any voting or consent  rights  under or with  respect to any Loan  Document or  constitute  a "Lender" or a  "Revolving
Lender" (or be included in the calculation of "Requisite  Lenders" or "Supermajority  Revolving Lenders" hereunder)
for any voting or consent rights under or with respect to any Loan Document.

(e)      Dissemination  of  Information.  Agent shall use reasonable  efforts to provide Lenders with any notice of
Default or Event of Default  received by Agent from,  or  delivered by Agent to, any Credit  Party,  with notice of any Event of  Default  of which  Agent has  actually  become  aware and with  notice of any  action  taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so.

(f)      Actions in  Concert.  Anything in this  Agreement  to the  contrary  notwithstanding,  each Lender  hereby agrees  with each other  Lender that no Lender  shall take any action to protect or enforce its rights  arising out of this  Agreement or the Notes  (including  exercising  any rights of setoff)  without  first  obtaining the prior written consent of Agent and Requisite  Lenders,  it being the intent of Lenders that any such action to protect or enforce  rights  under this  Agreement  and the Notes  shall be taken in concert and at the  direction  or with the consent of Agent or Requisite  Lenders.  Agent is  authorized  to issue all notices to be issued by or on behalf of the Lenders with respect to any Subordinated Debt and the Senior Notes.

SECTION 9.

                                                   MISCELLANEOUS

9.1.     Indemnities.  Borrowers  agree,  jointly and severally,  to indemnify,  pay, and hold Agent,  each Lender, each L/C Issuer and their respective  officers,  directors,  employees,  agents, and attorneys (the  "Indemnitees")
harmless from and against any and all liabilities,  obligations,  losses, damages,  penalties,  actions, judgments, suits,  claims,  costs and expenses  (including all reasonable fees and expenses of counsel to such Indemnitees) of any kind or nature  whatsoever that may be imposed on, incurred by, or asserted  against the Indemnitee as a result of such Indemnitees being a party to this Agreement or the transactions  consummated  pursuant to this Agreement or otherwise  relating to any of the Related  Transactions;  provided,  that Borrowers  shall have no obligation to an
Indemnitee  hereunder  with respect to liabilities  to the extent  resulting  from the gross  negligence or willful misconduct of that  Indemnitee as  determined by a court of competent  jurisdiction.  If and to the extent that the foregoing  undertaking may be  unenforceable  for any reason,  Borrowers agree to make the maximum  contribution to the payment and satisfaction thereof which is permissible under applicable law.

9.2.     Amendments and Waivers.

(a)      Except for actions expressly  permitted to be taken by Agent, no amendment,  modification,  termination or waiver of any  provision  of this  Agreement  or any other Loan  Document,  or any consent to any  departure by any
Credit  Party  therefrom,  shall in any event be  effective  unless  the same  shall be in  writing  and  signed by
Borrowers,  and by Requisite  Lenders,  Supermajority  Revolving  Lenders or all affected  Lenders,  as applicable.
Except as set forth in clauses  (b) and (c) below,  all such  amendments,  modifications,  terminations  or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

(b)      No  amendment,  modification,  termination  or waiver of or consent with respect to any  provision of this
Agreement that increases the  percentage  advance rates set forth in the definition of the OSI Borrowing  Base, the
OSF Borrowing Base or the OSV Borrowing  Base, or that makes less  restrictive  the  nondiscretionary  criteria for exclusion from Eligible  Accounts and Eligible  Inventory set forth in  Exhibit 4.9(d),  shall be effective  unless the same shall be in writing and signed by Agent,  Supermajority  Revolving  Lenders and  Borrowers.  No amendment, modification,  termination  or waiver of or consent with respect to any  provision  of this  Agreement  that waives compliance  with the  conditions  precedent set forth in Section 7.2 to the making of any Loan or the incurrence of any Letter of Credit  Obligations  shall be  effective  unless  the same  shall be in writing  and signed by Agent,
Requisite Lenders and Borrowers.

(c)      No amendment,  modification,  termination or waiver shall,  unless in writing and signed by Agent and each
Lender directly  affected  thereby:  (i) increase  the principal  amount of any Lender's  Commitment  (which action shall be deemed only to affect those  Lenders  whose  Commitments  are  increased  and may be approved by Requisite
Lenders,  including those Lenders whose Commitments are increased);  (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit  Obligations of any affected  Lender;  (iii) extend any  scheduled  payment date or final  maturity date of the  principal  amount of any Loan of any affected  Lender;
(iv) waive,  forgive,  defer,  extend or postpone any payment of interest or Fees as to any affected  Lender (which action shall be deemed only to affect those Lenders to whom such payments are made);  (v) release  any Guaranty or, except as otherwise  permitted in Section 3.7,  release Collateral with a book value exceeding 5% of the book value of all assets in the aggregate in any one (1) year (which  action shall be deemed to directly  affect all Lenders);
(vi) change the percentage of the Commitments or of the aggregate  unpaid  principal amount of the Loans that shall be required for Lenders or any of them to take any action  hereunder;  and (vii) amend or waive this Section 9.2 or the definitions of the terms "Requisite  Lenders" or "Supermajority  Revolving Lenders" insofar as such definitions affect  the  substance  of this  Section 9.2.  Furthermore,  no  amendment,  modification,  termination  or  waiver affecting  the rights or duties of Agent or L/C Issuers under this  Agreement or any other Loan  Document  shall be effective  unless in  writing  and  signed by Agent or L/C  Issuers,  as the case may be, in  addition  to  Lenders required  hereinabove to take such action. Each amendment,  modification,  termination or waiver shall be effective only in the specific  instance and for the specific  purpose for which it was given.  No  amendment,  modification, termination  or waiver shall be required for Agent to take  additional  Collateral  pursuant to any Loan  Document.
No  amendment,  modification,  termination  or waiver of any  provision of any Note shall be effective  without the written  concurrence  of the  holder of that  Note.  No notice to or demand on any  Credit  Party in any case shall entitle such Credit  Party or any other  Credit Party to any other or further  notice or demand in similar or other circumstances.  Any  amendment,  modification,  termination,  waiver or consent  effected in  accordance  with this
Section 9.2  shall be binding upon each holder of the Notes at the time  outstanding  and each future holder of the
Notes.

9.3.     Notices.  Any notice or other  communication  required  shall be in writing  addressed  to the  respective party as set forth below and may be personally served,  telecopied,  sent by overnight courier service or U.S. mail and shall be deemed to have been given:  (a) if  delivered in person,  when delivered;  (b) if delivered by fax, on the date of  transmission  if  transmitted  on a Business Day before  4:00 p.m.  New York Time; (c) if delivered by overnight courier,  one (1) Business Day after delivery to the courier properly  addressed;  or (d) if delivered by
U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

                  Notices shall be addressed as follows:

                           If to Borrower Representative:     O'SULLIVAN INDUSTRIES, INC.
                                                              1900 Gulf Street
                                                              Lamar, Missouri 64759
                                                              ATTN:    President, Chief Financial Officer and
                                                              General Counsel
                                                              Fax:  (417) 682-8120

                           With a copy to:                    KIRKLAND & ELLIS LLP
                                                              Citigroup Center
                                                              153 East 53rd Street
                                                              New York, NY 10022-4675
                                                              ATTN:    Joshua N. Korff, Kimberly P. Taylor
                                                              Fax:  (212) 446-4900

                           If to Agent or GE Capital:         GENERAL ELECTRIC CORPORATION
                                                              335 Madison Avenue
                                                              12th Floor
                                                              New York, New York 10017
                                                              ATTN:    O'Sullivan Account Officer
                                                              Fax:  (212) 983-8767

                           With a copy to:                    GENERAL ELECTRIC CAPITAL CORPORATION
                                                              201 High Ridge Road
                                                              Stamford, Connecticut  06927-5100
                                                              ATTN:  Corporate Counsel
                                                              Corporate Financial Services - Global Sponsor
                                                              Finance
                                                              Fax:  (203) 316-7899

                                                              and

                                                              GENERAL ELECTRIC CAPITAL CORPORATION
                                                              500 West Monroe Street
                                                              Chicago, Illinois 60661
                                                              ATTN:  Corporate Counsel
                                                              Corporate Financial Services - Global Sponsor
                                                              Finance
                                                              Fax:  (312) 441-6876

                           If to a Lender:                    To  the  address  set  forth  on the  signature  page
                                                              hereto or in the applicable Assignment Agreement

9.4.     Failure or Indulgence  Not Waiver;  Remedies  Cumulative.  No failure or delay on the part of Agent or any
Lender to exercise,  nor any partial exercise of, any power,  right or privilege  hereunder or under any other Loan
Documents  shall impair such power,  right,  or privilege or be construed to be a waiver of any Default or Event of
Default.  All rights and remedies  existing  hereunder or under any other Loan  Document are  cumulative to and not exclusive of any rights or remedies otherwise available.

9.5.     Marshaling;  Payments Set Aside.  Neither  Agent nor any Lender shall be under any  obligation  to marshal any assets in payment of any or all of the  Obligations.  To the extent that  Borrowers  make  payment(s)  or Agent enforces its Liens or Agent or any Lender  exercises its right of set-off,  and such  payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated,  declared to be fraudulent or preferential,  set aside, or required to be repaid by anyone,  then to the extent of such recovery,  the Obligations or part thereof  originally intended to be  satisfied,  and all Liens,  rights and remedies  therefor,  shall be revived and  continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

9.6.     Severability.  The  invalidity,  illegality,  or  unenforceability  in any  jurisdiction  of any provision under the Loan Documents shall not affect or impair the remaining provisions of the Loan Documents.

9.7.     Lenders'  Obligations  Several;  Independent  Nature of Lenders'  Rights.  The  obligation  of each Lender hereunder is several and not joint and no Lender shall be  responsible  for the  obligation  or  commitment  of any other  Lender  hereunder.  In the event that any Lender at any time should fail to make a Loan as herein  provided, the Lenders,  or any of them,  at their sole option,  may make the Loan that was to have been made by the Lender so failing  to make such Loan.  Nothing  contained  in any Loan  Document  and no action  taken by Agent or any Lender pursuant  hereto or thereto shall be deemed to constitute  Lenders to be a  partnership,  an  association,  a joint venture  or any other  kind of  entity.  The  amounts  payable  at any time  hereunder  to each  Lender  shall be a separate and independent debt.

9.8.     Headings.  Section and  subsection  headings are included  herein for  convenience  of reference  only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

9.9.     Applicable  Law. THIS  AGREEMENT AND EACH OF THE OTHER LOAN  DOCUMENTS  WHICH DOES NOT EXPRESSLY SET FORTH
APPLICABLE  LAW SHALL BE GOVERNED BY AND SHALL BE CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH THE INTERNAL LAWS OF
THE STATE OF NEW  YORK,  WITHOUT  REGARD TO  CONFLICTS  OF LAW  PRINCIPLES  WHICH  SHALL BE DEEMED  NOT TO  INCLUDE
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

9.10.    Successors  and  Assigns.  This  Agreement  shall be binding  upon and inure to the benefit of the parties hereto  and their  respective  successors  and  assigns  except  that  Borrowers  may not  assign  their  rights or obligations hereunder without the written consent of all Lenders.

9.11.    No  Fiduciary  Relationship;  Limited  Liability.  No  provision  in the Loan  Documents  and no course of dealing  between the parties  shall be deemed to create any  fiduciary  duty owing to any Credit  Party by Agent or any Lender.  Each Credit Party agrees that neither  Agent nor any Lender shall have  liability to such Credit Party
(whether  sounding in tort,  contract or otherwise)  for losses  suffered by such Credit Party in connection  with, arising out of, or in any way related to the  transactions  contemplated  and the  relationship  established by the
Loan Documents,  or any act, omission or event occurring in connection therewith,  unless and to the extent that it is determined  that such losses  resulted from the gross  negligence or willful  misconduct of the party from which recovery is sought as  determined by a final  non-appealable  order by a court of competent  jurisdiction.  Neither
Agent nor any Lender shall have any liability  with respect to, and each Credit Party hereby  waives,  releases and agrees not to sue for, any special,  indirect or consequential  damages suffered by such Credit Party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

9.12.    Construction.  Agent,  each Lender,  Borrowers and each other Credit Party  acknowledge  that each of them has had the  benefit of legal  counsel of its own choice and has been  afforded an  opportunity  to review the Loan
Documents  with its legal counsel and that the Loan  Documents  shall be construed as if jointly  drafted by Agent, each Lender, Borrowers and each other Credit Party.

9.13.    Confidentiality.  Agent and each Lender  agree to exercise  their best  efforts to keep  confidential  any non-public  information  delivered  pursuant to the Loan  Documents and  identified as such by Borrowers and not to disclose such  information to Persons other than to potential  assignees or participants or to Persons  employed by or engaged by Agent, a Lender or a Lender's assignees or participants including attorneys,  auditors,  professional
consultants,   rating  agencies,   insurance  industry   associations  and  portfolio  management   services.   The
confidentiality  provisions  contained in this Section 9.13 shall not apply to disclosures  (i) required to be made by Agent or any Lender to any  regulatory or  governmental  agency or pursuant to legal process or  (ii) consisting of general  portfolio  information  that does not identify  Borrowers.  The  obligations of Agent and Lenders under this  Section 9.13  shall  supersede and replace the  obligations  of Agent and Lenders  under any  confidentiality agreement  in respect of this  financing  executed  and  delivered by Agent or any Lender prior to the date hereof.
Notwithstanding  anything to the contrary set forth  herein or in any other  agreement to which the parties  hereto are parties or by which they are bound, the obligations of  confidentiality  contained herein and therein,  as they relate to the transactions  contemplated by the Credit Agreement and the other loan documents (the  "Transaction"), shall not apply to the federal tax  structure or federal tax  treatment of the  Transaction,  and each party hereto
(and any  employee,  representative,  agent of any party  hereto)  may  disclose  to any and all  persons,  without limitation  of any kind,  the federal tax structure  and federal tax  treatment of the  Transaction.  The preceding sentence  is  intended  to cause the  Transaction  to be treated as not having been  offered  under  conditions  of confidentiality  for purposes of Section  1.6011-4(b)(3) (or any successor  provision) of the Treasury  Regulations promulgated  under  Section 6011 of the  Internal  Revenue  Code of 1986,  as amended,  and shall be construed in a manner  consistent with such purpose.  In addition,  each party hereto  acknowledges  that it has no proprietary or exclusive  rights to the federal tax  structure  of the  Transaction  or any federal tax matter or federal tax idea related to the Transaction.

9.14.    CONSENT TO  JURISDICTION.  BORROWERS AND CREDIT PARTIES HEREBY  CONSENT TO THE  JURISDICTION  OF ANY STATE
OR  FEDERAL  COURT  LOCATED  WITHIN NEW YORK  COUNTY,  STATE OF NEW YORK AND  IRREVOCABLY  AGREE  THAT,  SUBJECT TO
AGENT'S  ELECTION,  ALL ACTIONS OR  PROCEEDINGS  ARISING OUT OF OR  RELATING  TO THIS  AGREEMENT  OR THE OTHER LOAN
DOCUMENTS  SHALL BE LITIGATED IN SUCH COURTS.  BORROWERS  AND CREDIT  PARTIES  EXPRESSLY  SUBMIT AND CONSENT TO THE
JURISDICTION OF THE AFORESAID  COURTS AND WAIVE ANY DEFENSE OF FORUM NON  CONVENIENS.  BORROWERS AND CREDIT PARTIES
HEREBY  WAIVE  PERSONAL  SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON
BORROWERS AND CREDIT  PARTIES BY CERTIFIED OR REGISTERED  MAIL,  RETURN  RECEIPT  REQUESTED,  ADDRESSED TO BORROWER
REPRESENTATIVE,  AT THE ADDRESS  SET FORTH IN THIS  AGREEMENT  AND SERVICE SO MADE SHALL BE COMPLETE  TEN (10) DAYS
AFTER THE SAME HAS BEEN POSTED.

9.15.    WAIVER OF JURY TRIAL.  BORROWERS,  CREDIT  PARTIES,  AGENT AND EACH LENDER  HEREBY WAIVE THEIR  RESPECTIVE
RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION  BASED UPON OR ARISING OUT OF THIS  AGREEMENT  AND THE OTHER
LOAN  DOCUMENTS.  BORROWERS,  CREDIT  PARTIES,  AGENT AND EACH  LENDER  ACKNOWLEDGE  THAT THIS WAIVER IS A MATERIAL
INDUCEMENT  TO ENTER  INTO A  BUSINESS  RELATIONSHIP,  THAT EACH HAS  RELIED ON THE  WAIVER IN  ENTERING  INTO THIS
AGREEMENT AND THE OTHER LOAN  DOCUMENTS  AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED  FUTURE
DEALINGS.  BORROWERS,  CREDIT  PARTIES,  AGENT  AND  EACH  LENDER  WARRANT  AND  REPRESENT  THAT  EACH  HAS HAD THE
OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL,  AND THAT EACH KNOWINGLY AND  VOLUNTARILY  WAIVES ITS
JURY TRIAL RIGHTS.

9.16.    Survival of Warranties  and Certain  Agreements.  All  agreements,  representations  and  warranties  made herein shall survive the execution and delivery of this  Agreement,  the making of the Loans,  issuances of Letters of Credit and the execution  and delivery of the Notes.  Notwithstanding  anything in this  Agreement or implied by law to the contrary,  the agreements of Borrowers set forth in Sections 1.3(g),  1.9, 1.10, 1.11, 2.5 and 9.1 shall survive the repayment of the Obligations and the termination of this Agreement.

9.17.    Entire  Agreement.  This  Agreement,  the Notes and the other Loan Documents  embody the entire  agreement among the parties hereto and supersede all prior  commitments,  agreements,  representations,  and  understandings, whether oral or written,  relating to the subject matter hereof,  and may not be contradicted or varied by evidence of prior,  contemporaneous,  or subsequent  oral  agreements or  discussions of the parties  hereto.  All Exhibits,
Schedules and Annexes  referred to herein are  incorporated in this Agreement by reference and constitute a part of this Agreement.

9.18.    Counterparts;  Effectiveness.  This Agreement and any amendments,  waivers, consents or supplements may be executed in any number of  counterparts  and by different  parties hereto in separate  counterparts,  each of which when so  executed  and  delivered  shall be  deemed  an  original,  but all of which  counterparts  together  shall constitute  but one in the  same  instrument.  This  Agreement  shall  become  effective  upon the  execution  of a counterpart hereof by each of the parties hereto.

9.19.    Replacement of Lenders.

(a)      Within  fifteen (15) days after receipt by Borrower  Representative  of written notice and demand from any
Lender for  payment  pursuant to  Section 1.10 or 1.11  or, as  provided  in this  Section 9.19(c),  in the case of certain refusals by any Lender to consent to certain proposed  amendments,  modifications,  terminations or waivers with respect to this Agreement that have been approved by Requisite  Lenders,  Supermajority  Revolving  Lenders or
all affected  Lenders,  as  applicable  (any such Lender  demanding  such  payment or refusing to so consent  being referred to herein as an  "Affected  Lender"),  Borrowers  may, at their  option,  notify  Agent and such  Affected
Lender of its intention to do one of the following:

(i)      Borrowers  may obtain,  at  Borrowers'  expense,  a  replacement  Lender  ("Replacement  Lender") for such
Affected  Lender,  which  Replacement  Lender shall be reasonably  satisfactory  to Agent.  In the event  Borrowers obtain a  Replacement  Lender that will  purchase all  outstanding  Obligations  owed to such  Affected  Lender and assume its Commitments  hereunder  within ninety (90) days following  notice of Borrowers'  intention to do so, the
Affected  Lender shall sell and assign all of its rights and delegate all of its  obligations  under this Agreement to such  Replacement  Lender in  accordance  with the  provisions of  Section 8.1,  provided  that  Borrowers  have reimbursed such Affected Lender for any  administrative  fee payable pursuant to Section 8.1 and, in any case where such replacement  occurs as the result of a demand for payment pursuant to  Section 1.10 or 1.11,  paid all amounts required to be paid to such  Affected  Lender  pursuant to  Section 1.10 or 1.11  through the date of such sale and assignment; or

(ii)     Borrowers may, with Agent's  consent,  prepay in full all  outstanding  Obligations  owed to such Affected
Lender and terminate  such Affected  Lender's Pro Rata Share of the Revolving  Loan  Commitment,  in which case the
Revolving Loan  Commitment  will be reduced by the amount of such Pro Rata Share.  Borrowers  shall,  within ninety
(90) days following  notice of their  intention to do so, prepay in full all outstanding  Obligations  owed to such
Affected  Lender  (including,  in any case where such  prepayment  occurs as the result of a demand for payment for increased  costs,  such Affected  Lender's  increased  costs for which it is entitled to  reimbursement  under this
Agreement  through the date of such  prepayment),  and  terminate  such  Affected  Lender's  obligations  under the
Revolving Loan Commitment.

(b)      In the case of a Non-Funding  Lender pursuant to  Section 8.5(a),  at Borrower  Representative's  request,
Agent or a Person  acceptable  to Agent shall have the right with Agent's  consent and in Agent's  sole  discretion
(but shall have no obligation) to purchase from any Non-Funding  Lender,  and each  Non-Funding  Lender agrees that it shall,  at Agent's  request,  sell and assign to Agent or such Person,  all of the Loans and Commitments of that
Non-Funding  Lender for an amount equal to the principal  balance of all Loans held by such Non-Funding  Lender and all  accrued  interest  and Fees with  respect  thereto  through  the date of sale,  such  purchase  and sale to be consummated pursuant to an executed Assignment Agreement.

(c)      If,  in  connection  with  any  proposed  amendment,  modification,  waiver  or  termination  pursuant  to
Section 9.2 (a "Proposed Change"):

(i)      requiring  the consent of all  affected  Lenders,  the consent of Requisite  Lenders is obtained,  but the consent of other  Lenders  whose consent is required is not obtained (any such Lender whose consent is not obtained as  described  in this  clause (i) and in clauses  (ii) and (iii) below being  referred  to as a  "Non-Consenting
Lender"), or

(ii)     requiring the consent of Supermajority  Revolving  Lenders,  the consent of Requisite Lenders is obtained, but the consent of Supermajority Revolving Lenders is not obtained, or then, so long as Agent is not a  Non-Consenting  Lender,  at Borrower  Representative's  request Agent, or a Person reasonably  acceptable  to Agent,  shall have the right with Agent's  consent and in Agent's sole  discretion  (but shall have no obligation)  to purchase from such  Non-Consenting  Lenders,  and such  Non-Consenting  Lenders agree that they shall,  upon Agent's request,  sell and assign to Agent or such Person,  all of the Loans and Commitments of  such  Non-Consenting  Lenders  for  an  amount  equal  to  the  principal  balance  of all  Loans  held  by the
Non-Consenting  Lenders and all accrued  interest  and Fees with  respect  thereto  through the date of sale,  such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

9.20.    Delivery of Termination  Statements and Mortgage  Releases.  Upon payment in full in cash and  performance of all of the Obligations (other than  indemnification  Obligations),  termination of the Commitments and a release of all claims against Agent and Lenders,  and so long as no suits,  actions  proceedings,  or claims are pending or threatened  against any Indemnitee  asserting any damages,  losses or liabilities that are indemnified  liabilities hereunder,  Agent shall promptly deliver to Borrower Representative  termination statements,  mortgage releases and other  documents  necessary  or  appropriate  to evidence  the  termination  of the Liens  securing  payment of the
Obligations.

9.21.    Subordination of Intercompany Debt.

(a)      Each Credit Party hereby  agrees that any  intercompany  Indebtedness  or other  intercompany  payables or receivables,  or  intercompany  advances  directly or indirectly  made by or owed to such Credit Party by any other
Credit Party (collectively,  "Intercompany  Debt"), of whatever nature at any time outstanding shall be subordinate and  subject  in right of  payment  to the prior  payment in full in cash of the  Obligations.  Each  Credit  Party hereby  agrees  that it will not,  while any Event of  Default is  continuing,  accept any  payment,  including  by offset,  on any Intercompany  Debt until the Termination  Date, in each case, except with the prior written consent of Agent.

(b)      In the event that any payment on any  Intercompany  Debt shall be received by a Credit Party other than as permitted by this  Section 9.21  before the  Termination  Date,  such Credit Party shall  receive such payments and hold the same in trust for,  segregate  the same from its own assets and shall  immediately  pay over to, the Agent for the  benefit of the Agent and  Lenders  all such sums to the  extent  necessary  so that Agent and the  Lenders shall have been paid in full, in cash, all Obligations owed or which may become owing.

(c)      Upon any payment or  distribution  of any assets of any Credit Party of any kind or character,  whether in cash,  property or  securities  by set-off,  recoupment  or  otherwise,  to creditors in any  liquidation  or other winding-up  of such Credit Party or in the event of any  Proceeding,  Agent and Lenders  shall first be entitled to receive payment in full in cash, in accordance  with the terms of the  Obligations  and of this  Agreement,  of all amounts  payable  under or in respect of such  Obligations,  before any payment or  distribution  is made on, or in respect of, any  Intercompany  Debt, in any such  Proceeding,  any  distribution or payment,  to which Agent or any
Lender would be entitled  except for the provisions  hereof shall be paid by such Credit Party, or by any receiver, trustee in bankruptcy,  liquidating trustee,  agent or other person making such payment or distribution directly to
Agent (for the benefit of Agent and the  Lenders) to the extent  necessary to pay all such  Obligations  in full in cash,  after giving  effect to any  concurrent  payment or  distribution  to Agent and Lenders (or to Agent for the benefit of Agent and Lenders).

SECTION 10.

                                                  CROSS-GUARANTY

10.1.    Cross-Guaranty.  Each Borrower  hereby agrees that such Borrower is jointly and severally  liable for, and hereby  absolutely  and  unconditionally  guarantees  to Agent and  Lenders  and their  respective  successors  and assigns,  the full and prompt payment  (whether at stated  maturity,  by acceleration or otherwise) and performance of, all  Obligations  owed or hereafter  owing to Agent and Lenders by each other  Borrower.  Each Borrower  agrees that its guaranty  obligation  hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations  under this Section 10 shall not be discharged until payment and performance,  in full, of the
Obligations has occurred,  and that its  obligations  under this  Section 10  shall be absolute and  unconditional, irrespective of, and unaffected by:

(a)      the  genuineness,  validity,  regularity,  enforceability  or any future  amendment of, or change in, this
Agreement,  any other Loan Document or any other agreement,  document or instrument to which any Borrower is or may become a party;

(b)      the  absence  of any  action to enforce  this  Agreement  (including  this  Section 10)  or any other Loan
Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

(c)      the  existence,  value or  condition  of, or failure to perfect its Lien  against,  any  security  for the
Obligations or any action,  or the absence of any action,  by Agent and Lenders in respect  thereof  (including the release of any such security);

(d)      the insolvency of any Credit Party; or

(e)      any other action or  circumstances  that might  otherwise  constitute  a legal or  equitable  discharge or defense of a surety or guarantor.

Each  Borrower  shall be  regarded,  and shall be in the same  position,  as  principal  debtor with respect to the
Obligations guaranteed hereunder.

10.2.    Waivers by  Borrowers.  Each Borrower  expressly  waives all rights it may have now or in the future under any statute,  or at common law, or at law or in equity, or otherwise,  to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations  guaranteed  hereunder  against any other Credit Party, any other party or against any security for the payment and  performance of the  Obligations  before  proceeding  against,  or as a condition to  proceeding  against,  such  Borrower.  It is agreed among each  Borrower,  Agent and Lenders that the foregoing  waivers  are of the  essence  of the  transaction  contemplated  by this  Agreement  and the other  Loan
Documents and that,  but for the provisions of this  Section 10  and such waivers,  Agent and Lenders would decline to enter into this Agreement.

10.3.    Benefit of Guaranty.  Each Borrower  agrees that the provisions of this  Section 10 are for the benefit of
Agent and  Lenders and their  respective  successors,  transferees,  endorsees  and  assigns,  and  nothing  herein contained  shall  impair,  as between  any other  Borrower  and Agent or  Lenders,  the  obligations  of such other
Borrower under the Loan Documents.

10.4.    Waiver of  Subrogation,  Etc.  Notwithstanding  anything to the contrary in this Agreement or in any other
Loan Document,  and except as set forth in Section 10.7,  each Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation,  reimbursement,  exoneration,  contribution,  indemnification or set off and any and all  defenses  available to a surety,  guarantor or  accommodation  co-obligor.  Each  Borrower acknowledges  and  agrees  that this  waiver is  intended  to  benefit  Agent  and  Lenders  and shall not limit or otherwise affect such Borrower's  liability  hereunder or the  enforceability  of this Section 10,  and that Agent,
Lenders and their  respective  successors  and assigns are intended  third party  beneficiaries  of the waivers and agreements set forth in this Section 10.4.

10.5.    Election of Remedies.  If Agent or any Lender may, under  applicable law,  proceed to realize its benefits under any of the Loan  Documents  giving  Agent or such  Lender a Lien upon any  Collateral,  whether  owned by any
Borrower or by any other Person,  either by judicial  foreclosure or by non-judicial sale or enforcement,  Agent or any Lender may, at its sole option,  determine which of its remedies or rights it may pursue without  affecting any of its rights and remedies  under this  Section 10.  If, in the exercise of any of its rights and  remedies,  Agent or any Lender shall  forfeit any of its rights or  remedies,  including  its right to enter a  deficiency  judgment against any  Borrower or any other  Person,  whether  because of any  applicable  laws  pertaining  to "election of remedies" or the like,  each Borrower  hereby  consents to such action by Agent or such Lender and waives any claim based upon such  action,  even if such action by Agent or such Lender shall result in a full or partial loss of any rights of  subrogation  that each Borrower  might  otherwise  have had but for such action by Agent or such Lender.
Any  election of remedies  that results in the denial or  impairment  of the right of Agent or any Lender to seek a deficiency  judgment against any Borrower shall not impair any other  Borrower's  obligation to pay the full amount of the  Obligations.  In the event Agent or any Lender shall bid at any  foreclosure  or  trustee's  sale or at any private sale  permitted by law or the Loan  Documents,  Agent or such Lender may bid all or less than the amount of the Obligations  and the amount of such bid need not be paid by Agent or such Lender but shall be credited  against the  Obligations.  The amount of the  successful bid at any such public sale,  whether  Agent,  Lender or any other party is the  successful  bidder,  shall be  conclusively  deemed to be the fair market value of the Collateral and the difference  between such bid amount and the remaining balance of the Obligations  shall be conclusively  deemed to be the amount of the Obligations  guaranteed under this Section 10,  notwithstanding  that any present or future law or court decision or ruling may have the effect of reducing the amount of any  deficiency  claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

10.6.    Limitation.  Notwithstanding  any provision  herein contained to the contrary,  each Borrower's  liability under this  Section 10  (which  liability  is in any event in  addition  to  amounts  for which  such  Borrower  is primarily liable under  Section 1) shall be limited to an amount not to exceed as of any date of determination  the greater of:

(a)      the net amount of all Loans  advanced to any other  Borrower  under this  Agreement and then  re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

(b)      the amount that could be claimed by Agent and Lenders from such  Borrower  under this  Section 10  without rendering  such claim  voidable or avoidable  under Section 548 of Chapter 11 of the  Bankruptcy  Code or under any applicable state Uniform Fraudulent  Transfer Act, Uniform  Fraudulent  Conveyance Act or similar statute or common law after taking into account,  among other things, such Borrower's right of contribution and indemnification  from each other Borrower under Section 10.7.

10.7.    Contribution with Respect to Guaranty Obligations.

(a)      To the  extent  that  any  Borrower  shall  make a  payment  under  this  Section 10  of all or any of the
Obligations  (other than Loans made to that  Borrower for which it is  primarily  liable) (a  "Guarantor  Payment")
that,  taking  into  account  all other  Guarantor  Payments  then  previously  or  concurrently  made by any other
Borrower,  exceeds the amount that such Borrower would  otherwise have paid if each Borrower had paid the aggregate
Obligations  satisfied by such Guarantor  Payment in the same proportion that such  Borrower's  "Allocable  Amount"
(as defined below) (as determined  immediately  prior to such  Guarantor  Payment) bore to the aggregate  Allocable
Amounts of each of the Borrowers as determined  immediately  prior to the making of such Guarantor  Payment,  then, following  indefeasible  payment  in full in cash of the  Obligations  and  termination  of the  Commitments,  such
Borrower shall be entitled to receive  contribution and  indemnification  payments from, and be reimbursed by, each other  Borrower for the amount of such excess,  pro rata based upon their  respective  Allocable  Amounts in effect immediately prior to such Guarantor Payment.

(b)      As of any date of  determination,  the  "Allocable  Amount" of any Borrower  shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this  Section 10  without  rendering such claim voidable or avoidable  under Section 548 of Chapter 11 of the Bankruptcy  Code or under any applicable  state
Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c)      This  Section 10.7  is intended  only to define the relative  rights of Borrowers and nothing set forth in this  Section 10.7 is intended to or shall impair the obligations of Borrowers,  jointly and severally,  to pay any amounts  as and when the same  shall  become  due and  payable  in  accordance  with the  terms of this  Agreement, including  Section 10.1.  Nothing contained in this  Section 10.7  shall limit the liability of any Borrower to pay the Loans made  directly or  indirectly  to that  Borrower and accrued  interest,  Fees and  expenses  with respect thereto for which such Borrower shall be primarily liable.

(d)      The parties  hereto  acknowledge  that the rights of  contribution  and  indemnification  hereunder  shall constitute assets of the Borrower to which such contribution and indemnification is owing.

(e)      The rights of the indemnifying  Borrowers  against other Credit Parties under this  Section 10.7  shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

10.8.    Liability  Cumulative.  The  liability of Borrowers  under this  Section 10 is in addition to and shall be cumulative  with all  liabilities  of each  Borrower to Agent and Lenders  under this  Agreement and the other Loan
Documents to which such Borrower is a party or in respect of any  Obligations or obligation of the other  Borrower, without any  limitation  as to amount,  unless the  instrument  or  agreement  evidencing  or  creating  such other liability specifically provides to the contrary.

                                                  [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURE PAGE TO O'SULLIVAN CREDIT AGREEMENT
         Witness the due execution  hereof by the respective duly authorized  officers of the undersigned as of the date first written above.

                                                     O'SULLIVAN INDUSTRIES, INC.,
                                                     as a borrower

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.,
                                                     as a Borrower

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.,
                                                     as a Borrower

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.,
                                                     as a Credit Party

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                                     as Agent, an L/C Issuer and a Lender

                                                     By:          ____________________________________
                                                                  Its Duly Authorized Signatory

                                                    Annex A-23
                                                      ANNEX A
                                                        to
                                                 CREDIT AGREEMENT

                                                    DEFINITIONS

         Capitalized terms used in the Loan Documents shall have (unless otherwise  provided  elsewhere in the Loan
Documents)  the following  respective  meanings and all references to Sections,  Exhibits,  Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

         "Account  Debtor"  means any Person who may become  obligated to any Credit Party under,  with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

         "Accounting  Changes"  means:  (a) changes in accounting  principles  required by GAAP and  implemented by
Holdings or any of its  Subsidiaries;  (b) changes  in accounting  principles  recommended  by Holdings'  certified public  accountants and implemented by Holdings;  and (c) changes in carrying value of any Borrower's or any of its
Subsidiaries'  assets,  liabilities or equity accounts  resulting from (i) the  application of purchase  accounting principles  (SFAS 141, A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the Related  Transactions or (ii) as the
result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma.

         "Accounts"  means all "accounts," as such term is defined in the Code, now owned or hereafter  acquired by any Credit  Party,  including  (a) all  accounts  receivable,  other  receivables,  book  debts and other  forms of obligations  (other than forms of  obligations  evidenced by Chattel  Paper or  Instruments),  (including  any such obligations  that may be  characterized  as an account or contract  right  under the Code),  (b) all of each Credit
Party's  rights in, to and under all  purchase  orders or receipts  for goods or  services,  (c) all of each Credit
Party's rights to any goods  represented by any of the foregoing  (including  unpaid sellers' rights of rescission, replevin,  reclamation  and stoppage in transit and rights to returned,  reclaimed or repossessed  goods),  (d) all rights to payment due to any Credit Party for property sold, leased,  licensed,  assigned or otherwise disposed of, for a policy of  insurance  issued or to be issued,  for a secondary  obligation  incurred or to be  incurred,  for energy provided or to be provided,  for the use or hire of a vessel under a charter or other contract,  arising out of the use of a credit card or charge card,  or for services  rendered or to be rendered by such Credit Party or in connection  with any other  transaction  (whether  or not yet  earned  by  performance  on the part of such  Credit
Party),  (e) all healthcare  insurance  receivables,  and (f) all collateral security of any kind, now or hereafter in existence, given by any Account Debtor or other Person with respect to any of the foregoing.

         "Advances" means any Revolving Credit Advance.

         "Affected Lender" has the meaning ascribed to it in Section 9.19(a).

         "Affiliate"  means,  with respect to any Person,  (a) each  Person that,  directly or indirectly,  owns or controls,  whether  beneficially,  or as a trustee,  guardian or other  fiduciary,  10% or more of the Stock having ordinary  voting power in the election of directors of such Person,  (b) each  Person that controls,  is controlled by or is under common control with such Person,  (c) each of such Person's  officers,  directors,  joint  venturers and partners and (d) in the case of Borrowers,  the immediate  family  members,  spouses and lineal  descendants of individuals who are Affiliates of any Borrower.  For the purposes of this  definition,  "control" of a Person shall mean the  possession,  directly or  indirectly,  of the power to direct or cause the direction of its management or policies,  whether through the ownership of voting securities,  by contract or otherwise;  provided,  however, that the term "Affiliate"  shall  specifically  exclude Agent, each Lender and any portfolio company owned by BRS or any
BRS Related Party.

         "Agent"  means GE Capital in its  capacity as Agent for  Lenders or its  successor  appointed  pursuant to
Section 8.2.

         "Aggregate  Borrowing Base" means as of any date of  determination,  an amount equal to the sum of the OSI
Borrowing Base, the OSF Borrowing Base and the OSV Borrowing Base.

         "Agreement"  means this Credit  Agreement  (including  all schedules,  subschedules,  annexes and exhibits hereto), as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Allocable Amount" has the meaning ascribed to it in Section 10.7.

         "Applicable  Margins" means collectively the Applicable  Revolver Index Margin and the Applicable Revolver
LIBOR Margin.

         "Applicable  Revolver  Index Margin" means the per annum  interest rate margin from time to time in effect and  payable in addition to the Index Rate  applicable  to the  Revolving  Loan,  as  determined  by  reference  to
Section 1.2(a).

         "Applicable  Revolver  LIBOR  Margin"  means the per annum  interest  rate from time to time in effect and payable  in  addition  to the  LIBOR  Rate  applicable  to the  Revolving  Loan,  as  determined  by  reference  to
Section 1.2(a).

         "Asset Disposition" means the disposition  whether by sale, lease,  transfer,  loss, damage,  destruction, casualty,  condemnation  or  otherwise of any of the  following:  (a) any of the Stock or other equity or ownership interest of any of Holdings'  Subsidiaries  or (b) any or all of the assets of Holdings or any of its  Subsidiaries other than sales of Inventory in good faith to customers for fair value in the ordinary course of business.

         "Assignment Agreement" has the meaning ascribed to it in Section 8.1(a).

         "Attributable  Debt" in respect of a sale and lease transaction  means, at the time of determination,  the present  value of the  obligation  of the lessee for net rental  payments  during the  remaining  term of the lease included in such sale and  leaseback  transaction  including  any period for which such lease has been  extended or may, at the option of the lessor,  be  extended.  Such  present  value shall be  calculated  using a discount  rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

         "Bankruptcy  Code" means the  provisions of Title 11 of the United  States Code, 11 U.S.C.ss.ss. 101 et seq.
or other applicable bankruptcy, insolvency or similar laws.

         "Borrower"  and  "Borrowers"  have  the  respective  meanings  ascribed  to  them in the  preamble  to the
Agreement.

         "Borrower's  Certificate"  means,  with respect to any Borrower,  a certificate  signed on such Borrower's behalf by a Responsible Officer of such Borrower.

         "Borrower Representative" has the meaning ascribed to it in Section 1.13.

         "Borrowing  Availability"  means as of any date of determination the lesser of (i) the Maximum Amount less the Revolving Loan then outstanding  (including,  without duplication,  the outstanding balance of Letter of Credit
Obligations then outstanding),  and (ii) the  Aggregate  Borrowing Base less the sum of (a) the Revolving Loan then outstanding  (including,  without  duplication,  the  outstanding  balance  of Letter of  Credit  Obligations  then outstanding),  (b) a Reserve of $5,000,000  established on the Closing Date and (c) additional Reserves required by
Agent in its reasonable credit judgment to the extent not already deducted therefrom.

         "Borrowing Base Certificate" has the meaning ascribed to it in Section 4.9(d).

         "BRS" means Bruckmann,  Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership,  BRS Partners, LP and BRSE LLP.

         "BRS  Related  Party"  means  (1) any  holder  having  more  than 5% of any  class  of Stock of any of the entities that comprise BRS, any individual  controlling  any such  stockholder,  an immediate  family member of any such  stockholder  (if an individual) or of any such individual and any majority owned  Subsidiary,  of BRS; or (2)
any trust, corporation,  partnership or other entity, the beneficiaries,  stockholders, partners, owners or Persons beneficially  holding a majority  interest of any of entities that comprise BRS and/or such other Persons  referred to in the immediately preceding clause (1).

         "Business  Day" means any day that is not a  Saturday,  a Sunday or a day on which  banks are  required or permitted  to be closed in the State of New York or the State of  Missouri  and in  reference  to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

         "Canadian  Security  Agreement" means the Canadian  Security  Agreement  entered into on or after the date hereof by and among Agent, on behalf of itself and Lenders,  and each Credit Party that is a signatory thereto,  as amended, modified and supplemented from time to time.

         "Capital Lease" means, with respect to any Person,  any lease of any property  (whether real,  personal or mixed) by such Person as lessee that, in  accordance  with GAAP,  would be required to be classified  and accounted for as a capital lease on a balance sheet of such Person.

         "Capital  Lease  Obligation"  means,  with respect to any Capital  Lease of any Person,  the amount of the obligation of the lessee  thereunder  that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

         "Cash  Equivalents"  means:   (i) marketable   securities   (A) issued  or  directly  and  unconditionally
guaranteed as to interest and  principal by the United States  government or (B) issued by any agency of the United
States  government the  obligations of which are backed by the full faith and credit of the United States,  in each case maturing within one (1) year after  acquisition  thereof;  (ii) marketable  direct  obligations  issued by any state  of  the  United  States  of  America  or  any  political  subdivision  of  any  such  state  or  any  public instrumentality  thereof,  in each case maturing within one year after acquisition  thereof and having, at the time of  acquisition,  a rating of at least A-1 from S&P or at least P-1 from Moody's;  (iii) commercial  paper maturing no more than one year from the date of  acquisition  and, at the time of  acquisition,  having a rating of at least
A-1 from S&P or at least P-1 from Moody's;  (iv) certificates of deposit or bankers' acceptances issued or accepted by any Lender or by any  commercial  bank  organized  under the laws of the  United  States of America or any state thereof or the District of Columbia that is at least  (A) "adequately  capitalized"  (as defined in the regulations of its primary Federal banking  regulator) and (B) has Tier 1 capital (as defined in such  regulations) of not less than $250,000,000,  in each case maturing within one year after issuance or acceptance  thereof;  and (v) shares of any money market mutual or similar funds that (A) has  substantially  all of its assets  invested  continuously  in the types of  investments  referred  to in clauses  (i)  through  (iv)  above,  (B) has net assets of not less than
$500,000,000 and (C) has the highest rating obtainable from either S&P or Moody's.

         "Certificate of Exemption" has the meaning ascribed to it in Section 1.11(c).

         "Change of Control"  means any event,  transaction  or  occurrence  as a result of which  (a) prior to any initial  public  offering  (after the Closing Date) of common stock of Holdings,  BRS together with any BRS Related
Party  ceases to own and control all of the  economic  and voting  rights  associated  with  ownership  of at least fifty-one  percent  (51%) of all  classes of the  outstanding  Stock of  Holdings  on a fully  diluted  basis,  (b)
following  any such initial  public  offering of common stock of Holdings,  BRS together with any BRS Related Party ceases to own and control  all of the  economic  and voting  rights  associated  with  ownership  of at least forty percent (40%) of all classes of the  outstanding  Stock of Holdings on a fully diluted basis,  (c) Holdings  ceases to own and control all of the economic and voting rights  associated with all of the outstanding  Stock of OSI, (d)
OSI ceases to own and control all of the economic and voting rights  associated with all of the  outstanding  Stock of OCF or OSV or any of its other  Subsidiaries,  (e) OSF or OSV ceases to own and control all of the  economic and voting  rights  associated  with  all of the  outstanding  Stock of any of its  Subsidiaries  or (f) a  "Change  of
Control"  (as defined in the Senior  Subordinated  Notes  Indenture)  or a "Change of  Control"  (as defined in the
Senior Notes Indenture) has occurred.

         "Charges" means all federal,  state, county, city,  municipal,  local, foreign or other governmental taxes
(including  premiums  and  other  amounts  owed to the  PBGC at the  time due and  payable),  levies,  assessments, charges,  liens,  claims or  encumbrances  upon or relating to (a) the  Collateral,  (b) the  Obligations,  (c) the
employees,  payroll,  income or gross receipts of any Credit Party,  (d) any Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

         "Chattel  Paper"  means any  "chattel  paper," as such term is defined in the Code,  including  electronic chattel paper, now owned or hereafter acquired by any Credit Party, wherever located.

         "Closing Checklist" means the schedule,  including all appendices,  exhibits or schedules thereto, listing certain  documents and information to be delivered in connection  with the Agreement,  the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex C.

         "Closing Date" means September 29, 2003.

         "Code" means the Uniform  Commercial  Code as the same may, from time to time, be enacted and in effect in the State of New York;  provided,  that to the  extent  that the Code is used to define  any term  herein or in any
Loan Document and such term is defined  differently in different  Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern;  provided further,  that in the event that, by reason of mandatory  provisions of law, any or all of the attachment,  perfection or priority of, or remedies with respect to,  Agent's or any Lender's Lien on any  Collateral is governed by the Uniform  Commercial  Code as enacted and in effect in a jurisdiction  other than the State of New York, the term "Code" shall mean the Uniform  Commercial Code as enacted and in effect in such other  jurisdiction  solely for  purposes of the  provisions  thereof  relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "Collateral"  means the property  covered by the  Collateral  Documents  and any other  property,  real or personal,  tangible or intangible,  now existing or hereafter  acquired,  that may at any time be or become subject to a security  interest or Lien in favor of Agent,  on behalf of itself and Lenders,  to secure the  Obligations or any portion thereof.

         "Collateral  Documents" means the Security  Agreement,  the Guaranty,  the Mortgages,  the Patent Security
Agreements and the Trademark Security  Agreements and all similar agreements entered into guaranteeing  payment of, or granting a Lien upon property as security for payment of, the Obligations or any portion thereof.

         "Commitment  Termination Date" means the earliest of  (a) September 29, 2008,  (b) the date of termination of Lenders'  obligations  to make Advances and to incur Letter of Credit  Obligations  or permit  existing Loans to remain outstanding  pursuant to Section 6.3,  and (c) the date of (i) indefeasible  prepayment in full by Borrowers of the Loans,  (ii) the  cancellation  and  return (or  stand-by  guarantee)  of all  Letters of Credit or the cash collateralization  of all  Letter  of Credit  Obligations  pursuant  to  Section 1.5(g),  and  (iii) the  permanent reduction of the Commitments to zero dollars ($0).

         "Commitments"  means (a) as to any Lender,  the aggregate of such Lender's  Revolving  Loan  Commitment as set forth on Annex B to the  Agreement  or in the most  recent  Assignment  Agreement  executed  by such Lender and
(b) as to all Lenders,  the aggregate of all Lenders' Revolving Loan Commitments,  which aggregate commitment shall be forty  million  dollars  ($40,000,000)  on the Closing Date, as such  Commitments  may be reduced,  amortized or adjusted from time to time in accordance with the Agreement.

         "Compliance Certificate" has the meaning ascribed to it in Section 4.9(k).

         "Contingent  Obligation"  means,  as  applied to any  Person,  any direct or  indirect  liability  of that
Person:  (i) with  respect to Guaranteed  Indebtedness  and with respect to any  Indebtedness,  lease,  dividend or other obligation of another Person if the purpose or intent of the Person  incurring such liability,  or the effect thereof,  is to provide  assurance to the obligee of such liability that such liability will be paid or discharged, or that any  agreements  relating  thereto will be complied  with,  or that the holders of such  liability  will be protected  (in whole or in part)  against  loss with  respect  thereto;  (ii) with  respect to any letter of credit issued for the  account  of that  Person or as to which  that  Person is  otherwise  liable  for  reimbursement  of drawings;  (iii) under any foreign  exchange  contract,  currency swap  agreement,  interest rate swap agreement or other similar  agreement or  arrangement  designed to alter the risks of that Person arising from  fluctuations  in currency values or interest rates,  (iv) any  agreement,  contract or transaction  involving  commodity  options or future  contracts,  (v) to make take-or-pay or similar  payments if required  regardless of  nonperformance  by any other party or parties to an agreement,  or  (vi) pursuant  to any  agreement to purchase,  repurchase or otherwise acquire  any  obligation  or any  property  constituting  security  therefor,  to provide  funds for the payment or discharge of such  obligation or to maintain the solvency,  financial  condition or any balance sheet item or level of income of another.  The amount of any  Contingent  Obligation  shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "Contractual  Obligations"  means,  as applied to any  Person,  any  indenture,  mortgage,  deed of trust, contract,  undertaking,  agreement or other instrument to which that Person is a party or by which it or any of its properties  is  bound or to which  it or any of its  properties  is  subject  including  the  Related  Transactions
Documents.

         "Control  Agreements" means tri-party deposit account,  securities account or commodities  account control agreements by and among the applicable  Credit Party,  Agent and the depository  bank,  securities  intermediary or commodities  intermediary,  and each in form and substance  satisfactory  in all respects to Agent and in any event providing  to Agent  "control"  of such  deposit  account,  securities  account  and related  financial  assets and securities  entitlements or commodities account and related commodities  contracts within the meaning of Articles 8 and 9 of the Code.

         "Copyright  License"  means any and all rights nor owned or  hereafter  acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

         "Copyrights"  means all of the following  now owned or hereafter  adopted or acquired by any Credit Party:
(a) all copyrights and General Intangibles of like nature (whether  registered or unregistered),  all registrations and recordings thereof, and all applications in connection therewith,  including all registrations,  recordings and applications  in the United States  Copyright  Office or in any similar office or agency of the United States,  any state or territory  thereof,  or any other  country or any political  subdivision  thereof;  and (b) all  reissues, extensions or renewals thereof.

         "Credit  Parties" means Holdings,  Borrowers,  and each of their  respective  Subsidiaries  and each other
Person who executes this  Agreement as a "Credit  Party" or executes a Guaranty or who grants a Lien on all or part of its assets to secure all of part of the Obligations.

         "Default"  means any event  that,  with the  passage  of time or notice or both,  would,  unless  cured or waived, become an Event of Default.

         "Default Rate" has the meaning ascribed to it in Section 1.2(d).

         "Disbursement Account" has the meaning ascribed to it in Section 1.1(e).

         "Disclosure   Schedules"   means  the   Schedules   prepared  by  Credit   Parties  and   denominated   as
Schedules 1.1(b) through 5.18  in the index to the Agreement, as such Schedules may be amended, restated,  modified or supplemented from time to time by  Borrower Representative as permitted by Section 2.12.

         "Documents"  means any "document," as such term is defined in the Code,  including  electronic  documents, now owned or hereafter acquired by any Credit Party, wherever located.

         "Dollars" or "$" means lawful currency of the United States of America.

         "Eligible   Accounts"   has  the  meaning   ascribed  to  it  in   Schedule 1   to   Exhibit 4.9(d)(i),
Exhibit 4.9(d)(ii) and Exhibit 4.9(d)(iii), as applicable.

         "Eligible   Inventory"   has  the  meaning   ascribed  to  it  in   Schedule 1  to   Exhibit 4.9(d)(i),
Exhibit 4.9(d)(ii) and Exhibit 4.9(d)(iii), as applicable.

         "Environmental Laws" means all applicable federal,  state, local and foreign laws,  statutes,  ordinances, codes,  rules  and  regulations,  now or  hereafter  in  effect,  and any  applicable  judicial  or  administrative interpretation  thereof,  including any applicable  judicial or  administrative  order,  consent  decree,  order or judgment,  imposing  liability or standards of conduct for or relating to the  regulation  and  protection of human health,  safety,  the  environment  and natural  resources  (including  ambient air,  surface  water,  groundwater, wetlands,  land surface or  subsurface  strata,  wildlife,  aquatic  species and  vegetation).  Environmental  Laws include the Comprehensive  Environmental Response,  Compensation,  and Liability Act of 1980 (42 U.S.C.ss.ss.9601 et
seq.) ("CERCLA");  the Hazardous  Materials  Transportation  Authorization Act of 1994 (49 U.S.C.ss.ss.5101 et seq.);
the Federal  Insecticide,  Fungicide,  and Rodenticide Act (7 U.S.C.ss.ss.136 et seq.);  the Solid Waste Disposal Act
(42 U.S.C.ss.ss. 6901 et seq.);  the Toxic Substance  Control Act (15 U.S.C.ss.ss.2601 et seq.);  the Clean Air Act (42
U.S.C.ss.ss.7401 et seq.);  the Federal Water Pollution  Control Act (33 U.S.C.ss.ss.1251 et seq.);  the  Occupational
Safety and Health Act (29 U.S.C.ss.ss.651 et seq.);  and the Safe Drinking Water Act (42 U.S.C.ss.ss. 300(f) et seq.),
and any and all regulations  promulgated  thereunder,  and all analogous state,  local and foreign  counterparts or equivalents and any environmentally-related transfer of ownership notification or approval statutes.

         "Environmental   Liabilities"   means,  with  respect  to  any  Person,   all  liabilities,   obligations,
responsibilities,  response,  remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses,  damages,  punitive damages,  property damages,  natural resource damages, consequential  damages,  treble  damages,  costs and expenses  (including all reasonable  fees,  disbursements  and expenses of counsel,  experts and consultants),  fines,  penalties,  sanctions and interest incurred as a result of or related to any  claim,  suit,  action,  investigation,  proceeding  or demand by any  Person,  whether  based in contract, tort, implied or express warranty,  strict liability,  criminal or civil statute or common law, including any arising under or related to any Environmental  Laws,  Environmental  Permits, or in connection with any Release or  threatened  Release or presence  of a Hazardous  Material  whether on, at, in,  under,  from or about or in the vicinity of any real or personal property.

         "Environmental  Permits"  means  all  permits,  licenses,  authorizations,   certificates,   approvals  or
registrations required by any Governmental Authority under any Environmental Laws.

         "Equipment"  means all  "equipment," as such term is defined in the Code, now owned or hereafter  acquired by any Credit  Party,  wherever  located  and,  in any event,  including  all such  Credit  Party's  machinery  and equipment,  including  processing  equipment,  conveyors,  machine tools,  data processing and computer  equipment, including embedded software and peripheral equipment and all engineering,  processing and manufacturing  equipment, office machinery, furniture, materials handling equipment, tools, attachments,  accessories,  automotive equipment, trailers,  trucks, forklifts,  molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature,  trade  fixtures and fixtures not forming a part of real  property,  together  with all  additions  and accessions  thereto,  replacements  therefor,  all parts therefor,  all substitutes for any of the foregoing,  fuel therefor,  and all manuals,  drawings,  instructions,  warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

         "ERISA  Affiliate"  means,  with  respect to any  Credit  Party,  any trade or  business  (whether  or not incorporated)  that,  together  with such  Credit  Party,  is treated as a single  employer  within the  meaning of
Sections 414(b), (c), (m) or (o) of the IRC.

         "ERISA Event" means,  with respect to any Credit Party or any ERISA Affiliate:  (a) any event described in
Section  4043(c) of ERISA with respect to a Title IV Plan (other than an event with respect to which the  reporting requirement  has been  waived);  (b) the  withdrawal  of any Credit Party or ERISA  Affiliate  from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial  employer,  as defined in Section
4001(a)(2) of ERISA;  (c) the  complete or partial  withdrawal of any Credit Party or any ERISA  Affiliate from any
Multiemployer  Plan;  (d) the  filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination  under Section 4041 of ERISA;  (e) the  institution  of proceedings to terminate a Title
IV Plan or  Multiemployer  Plan by the PBGC;  (f) the  failure by any Credit Party or ERISA  Affiliate to make when due required  contributions  to a Multiemployer  Plan or Title IV Plan unless such failure is cured within 30 days;
(g) any other event or condition  that might  reasonably  be expected to  constitute  grounds under Section 4042 of
ERISA for the  termination of, or the  appointment of a trustee to administer,  any Title IV Plan or  Multiemployer
Plan or for the  imposition  of  liability  under  Section  4069 or  4212(c)  of ERISA;  (h) the  termination  of a
Multiemployer  Plan under Section 4041A of ERISA or the  reorganization or insolvency of a Multiemployer Plan under
Section  4241 or 4245 of ERISA;  or (i) the  loss of a Qualified  Plan's  qualification  or tax exempt  status;  or
(j) the termination of a Title IV Plan described in Section 4064 of ERISA.

         "Event of Default" has the meaning ascribed to it in Section 6.1.

         "Excluded  Assets"  means (i) the capital  Stock of Borrowers  and their  Subsidiaries,  (ii) any lease of premises  used only as office  space or to  warehouse  inventory;  (iii) any  governmental  permit or  governmental license  if, to the extent  that and for as long as under the law  applicable  to such  permit or  license  (x) the grant of a security  interest  therein is prohibited or (y) a security  interest  therein may be granted only after completion  of a filing with,  or receipt of consent from, a regulatory  authority  which has not been  effectively completed or received;  provided,  however,  that (a) such permit or license will be an Excluded  Asset only to the extent and for as long as the  conditions  set forth in the preceding  clauses (i) and (ii) in this  definition are and remain  satisfied and will cease to be an Excluded  Asset,  and will become  subject to the security  interests granted to under the Collateral  Documents,  immediately and automatically at such time as such conditions cease to exist,  including  by reason of the  effective  completion  of any  required  filing or  effective  receipt  of any required  regulatory  approval  and (b)  unless  prohibited  by law,  the  proceeds  of any  sale,  lease  or other disposition  of any such permit or license  that is an Excluded  Asset shall not be an Excluded  Asset and shall at all times be and remain subject to the security interests granted under the Collateral  Documents;  (iv) any lease, license,  permit,  franchise,  power,  authority or right constituting personal property if, to the extent that and for as long as (x) the grant of a  security  interest  therein  constitutes  or would  result  in the  abandonment, invalidation or unenforceability of such lease, license,  interest,  permit,  franchise,  power, authority or right or the  termination  of or a default  under the  instrument  or agreement by which such lease,  license,  interest,
permit,   franchise,   power,   authority   or  right  is  governed   and  (y)  such   abandonment,   invalidation,
unenforceability,  breach,  termination or default is not rendered  ineffective  pursuant to Sections 9-406, 9-407,
9-408 or 9-409 of the Uniform  Commercial  Code (or any successor  provision) of any relevant  jurisdiction  or any other  applicable law (including the United States  Bankruptcy  Code) or principles of equity;  provided,  however, that (a) such lease, license,  interest,  permit,  franchise,  power,  authority or right will be an Excluded Asset only to the extent and for as long as the conditions  set forth in clauses (i) and (ii) in this  definition are and remain  satisfied  and will cease to be an  Excluded  Asset,  and will  become  subject to the  security  interests granted under the Collateral  Documents,  immediately and  automatically  at such time as such conditions  cease to exist,  including by reason of any waiver or consent under the  applicable  instrument  or  agreement,  and (b) the proceeds of any sale, lease or other disposition of any such lease, license,  interest,  permit, franchise,  power, authority  or right that is an Excluded  Asset shall not be an Excluded  Asset and shall at all times be and remain subject to the security  interests  granted under the Collateral  Documents;  and (v) any lease,  license,  permit, franchise,  power,  authority  or right  constituting  real  property if, to the extent that and for as long as the grant of a security  interest  therein (x) requires a third party consent or (y) constitutes or would result in the abandonment,  invalidation  or  unenforceability  of such  lease,  license,  interest,  permit,  franchise,  power, authority  or right or the  termination  of or a default  under the  instrument  or  agreement by which such lease, license, interest, permit, franchise,  power, authority or right is governed;  provided,  however, that such lease, license,  interest,  permit, franchise,  power, authority or right will be an Excluded Asset only to the extent and for as long as the  conditions  set forth in this  definition  are and  remain  satisfied  and will  cease to be an
Excluded  Asset,  and will  become  subject to the  security  interests  granted  under the  Collateral  Documents, immediately and  automatically  at such time as such conditions  cease to exist,  including by reason of any waiver or consent under the applicable instrument or agreement.

         "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C.ss.201 et seq.

         "Federal  Funds Rate" means,  for any day, a floating  rate equal to the weighted  average of the rates on overnight  federal funds  transactions  among members of the Federal Reserve System,  as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fees"  means any and all fees  payable to Agent or any Lender  pursuant  to the  Agreement  or any of the other Loan Documents.

         "Financial  Statements" means the consolidated and  consolidating  income  statements,  statements of cash flows and balance sheets of Holdings and its Subsidiaries delivered in accordance with Section 4.9.

         "Fiscal Month" means any of the monthly accounting periods of Holdings.

         "Fiscal Quarter" means any of the quarterly  accounting periods of Holdings,  ending on June 30, September
30, December 31 and March 31 of each year.

         "Fiscal Year" means any of the annual accounting periods of Holdings ending June 30 of each year.

         "Fixtures"  means all "fixtures" as such term is defined in the Code,  now owned or hereafter  acquired by any Credit Party.

         "Foreign Lender" has the meaning ascribed to it in Section 1.11(c).

         "Funding Date" has the meaning ascribed to it in Section 7.2.

         "GAAP" means  generally  accepted  accounting  principles  in the United  States of America,  consistently applied.

         "GE Capital" has the meaning ascribed to it in the Preamble.

         "GE Capital Fee Letter" has the meaning ascribed to it in Section 1.3(a).

         "General  Intangibles"  means  "general  intangibles,"  as such term is defined in the Code,  now owned or hereafter  acquired by any Credit Party,  including all right, title and interest that such Credit Party may now or hereafter  have in or under  any  Contractual  Obligation,  all  payment  intangibles,  customer  lists,  Licenses,
Copyrights,  Trademarks,  Patents,  and all  applications  therefor and reissues,  extensions or renewals  thereof, rights in  Intellectual  Property,  interests in  partnerships,  joint  ventures and other  business  associations, licenses, permits, copyrights,  trade secrets, proprietary or confidential information,  inventions (whether or not patented or patentable),  technical information,  procedures,  designs, knowledge,  know-how, software, data bases, data, skill, expertise,  experience,  processes,  models, drawings,  materials and records, goodwill (including the goodwill  associated  with any  Trademark  or  Trademark  License),  all rights  and  claims in or under  insurance policies  (including  insurance for fire,  damage,  loss and casualty,  whether covering  personal  property,  real property,  tangible rights or intangible rights, all liability,  life, key man and business interruption insurance, and all  unearned  premiums),  uncertificated  securities,  chooses in  action,  deposit,  checking  and other bank accounts,  rights to receive tax refunds and other  payments,  rights to receive  dividends,  distributions,  cash,
Instruments  and other property in respect of or in exchange for pledged Stock and Investment  Property,  rights of indemnification,  all books and records,  correspondence,  credit files,  invoices and other papers,  including all tapes,  cards,  computer runs and other papers and documents in the  possession or under the control of such Credit
Party or any computer bureau or service company from time to time acting for such Credit Party.

         "Goods"  means any "goods," as such term is defined in the Code,  now owned or  hereafter  acquired by any
Credit Party,  wherever  located,  including  embedded software to the extent included in "goods" as defined in the
Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

         "Governmental  Authority"  means  any  nation or  government,  any  state or other  political  subdivision thereof, and any agency,  department or other entity exercising  executive,  legislative,  judicial,  regulatory or administrative functions of or pertaining to government.

         "Guaranteed  Indebtedness" means, as to any Person, any obligation of such Person guaranteeing,  providing comfort or otherwise supporting any Indebtedness,  lease,  dividend, or other obligation ("primary  obligation") of any other Person (the "primary  obligor") in any manner,  including any obligation or arrangement of such Person to
(a) purchase  or  repurchase  any such primary  obligation,  (b) advance  or supply  funds  (i) for the purchase or payment of any such  primary  obligation  or (ii) to  maintain  working  capital or equity  capital of the  primary obligor or otherwise to maintain the net worth or solvency or any balance sheet  condition of the primary  obligor,
(c) purchase  property,  securities or services primarily for the purpose of assuring the owner of any such primary obligation  of the ability of the primary  obligor to make  payment of such  primary  obligation,  (d) protect  the beneficiary  of such  arrangement  from  loss  (other  than  product  warranties  given in the  ordinary  course of business) or (e) indemnify  the owner of such primary  obligation  against loss in respect  thereof.  The amount of any  Guaranteed  Indebtedness  at any time  shall be  deemed to be an  amount  equal to the  lesser at such time of
(x) the stated or determinable  amount of the primary  obligation in respect of which such Guaranteed  Indebtedness is  incurred  and  (y) the  maximum  amount  for  which  such  Person  may be liable  pursuant  to the terms of the instrument  embodying such  Guaranteed  Indebtedness,  or, if not stated or  determinable,  the maximum  reasonably anticipated liability (assuming full performance) in respect thereof.

         "Guaranty"  means the guaranty  executed by each Guarantor in favor of Agent and Lenders in respect of the
Obligations.

         "Guarantor Payment" has the meaning ascribed to it on Section 10.7.

         "Guarantors"  means  Holdings,  each  Subsidiary  of each  Borrower  that  is not a  Borrower  under  this
Agreement,  and each other Person,  if any, that executes a guaranty or other similar  agreement in favor of Agent, for itself and the ratable benefit of Lenders,  in connection with the  transactions  contemplated by the Agreement and the other Loan Documents.

         "Hazardous  Material"  means any substance,  material or waste that is regulated by, or forms the basis of liability now or hereafter under, any Environmental  Laws,  including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous  material," "hazardous  substance,"  "extremely hazardous waste,"
"restricted  hazardous  waste,"  "pollutant,"  "contaminant,"  "hazardous  constituent,"  "special  waste,"  "toxic substance"  or other  similar term or phrase under any  Environmental  Laws,  or  (b) petroleum  or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

         "Holdings" has the meaning ascribed thereto in the recitals to the Agreement.

         "Holdings Notes" means those notes issued pursuant to the Holdings Notes Purchase Agreement.

         "Holdings Notes Purchase  Agreement" means the Amended and Restated  Securities  Purchase  Agreement dated as of  January  31,  2000,  by and among  Holdings  and  BancBoston  Investments,  Inc.  as  amended,  modified  or supplemented from time to time in accordance with this Agreement.

         "Indebtedness"  means,  with  respect to any Person,  without  duplication  (a) all  indebtedness  of such
Person for borrowed  money or for the  deferred  purchase  price of property  payment for which is deferred six (6)
months or more, but excluding  obligations to trade creditors  incurred in the ordinary course of business that are unsecured and not overdue by more than six (6) months unless being contested in good faith,  (b) all  reimbursement and other  obligations  with respect to letters of credit,  bankers'  acceptances and surety bonds,  whether or not matured,  (c) all obligations  evidenced by notes, bonds,  debentures or similar instruments,  (d) all indebtedness created or  arising  under any  conditional  sale or other  title  retention  agreement  with  respect to  property acquired by such Person (even  though the rights and  remedies of the seller or lender under such  agreement in the event of default are limited to repossession or sale of such property),  (e) all Capital Lease  Obligations and the present value  (discounted at the Index Rate as in effect on the Closing Date) of future rental  payments under all synthetic  leases,  (f) all  obligations  of such Person under  commodity  purchase or option  agreements  or other commodity  price hedging  arrangements,  in each case whether  contingent or matured,  (g) all  obligations of such
Person under any foreign exchange  contract,  currency swap agreement,  interest rate swap, cap or collar agreement or other similar  agreement or arrangement  designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether  contingent or matured,  (h) all  Indebtedness  referred to above secured by (or for which the holder of such Indebtedness has an existing right,  contingent or otherwise,  to be secured by) any Lien upon or in property or other  assets  (including  accounts and  contract  rights)  owned by such  Person,  even  though such  Person has not  assumed or become  liable for the  payment of such  Indebtedness,
(i) "earnouts" and similar payment obligations,  and (j) the Obligations.  For the purposes of this Agreement, none of the preferred  stock of Holdings  authorized by Holdings'  governance  documents as of the Closing Date shall be deemed to be Indebtedness regardless of how GAAP may require such stock to be treated for accounting purposes.

         "Indemnitees" has the meaning ascribed to it in Section 9.1.

         "Index  Rate" means,  for any day, a floating  rate equal to the higher of (i) the  rate  publicly  quoted from time to time by  The Wall Street Journal  as the "base rate on  corporate  loans posted by at least 75% of the nation's 30 largest banks" (or, if  The Wall Street  Journal ceases quoting a base rate of the type described,  the highest per annum rate of interest  published by the Federal Reserve Board in Federal Reserve  statistical  release
H.15 (519)  entitled  "Selected  Interest  Rates" as the Bank  prime  loan rate or its  equivalent),  and  (ii) the
Federal  Funds  Rate  plus 50 basis  points  per  annum.  Each  change in any  interest  rate  provided  for in the
Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

         "Index Rate Loan" means a Loan or portion thereof bearing interest by reference to the Index Rate.

         "Instruments"  means all  "instruments,"  as such term is  defined  in the  Code,  now owned or  hereafter acquired by any Credit Party,  wherever  located,  and, in any event,  including all certificated  securities,  all certificates of deposit,  and all promissory  notes and other  evidences of  indebtedness,  other than  instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual  Property" means any and all Licenses,  Patents,  Copyrights,  Trademarks,  and the goodwill associated with such Trademarks.

         "Intercompany Debt" has the meaning ascribed to it in Section 9.21.

         "Intercompany Notes" has the meaning ascribed to it in Section 3.1.

         "Intercreditor  Agreement"  means the  intercreditor  agreement dated on or about the Closing Date entered into by and among Borrowers, Agent and the Senior Notes Trustee.

         "Interest  Payment  Date" means  (a) as to any Index Rate Loan,  the first  Business  Day of each month to occur while such Loan is  outstanding,  and (b) as to any LIBOR Loan, the last day of the applicable  LIBOR Period;
provided,  that in the case of any LIBOR Period  greater than three months in duration,  interest  shall be payable at three month  intervals and on the last day of such LIBOR Period;  and provided  further that, in addition to the foregoing,  each of (x) the date upon which all of the  Commitments  have been  terminated  and the Loans have been paid in full and  (y) the  Commitment  Termination  Date  shall be deemed to be an  "Interest  Payment  Date"  with respect to any interest that has then accrued under the Agreement.

         "Inventory"  means any  "inventory," as such term is defined in the Code, now owned or hereafter  acquired by any Credit Party,  wherever located,  including inventory,  merchandise,  goods and other personal property that are held by or on behalf of any Credit  Party for sale or lease or are  furnished  or are to be  furnished  under a contract of service, or that constitute raw materials,  work in process,  finished goods,  returned goods, supplies or materials of any kind,  nature or description  used or consumed or to be used or consumed in such Credit Party's business or in the processing,  production,  packaging,  promotion, delivery or shipping of the same, including all supplies and embedded software.

         "Investment"  means (i) any direct or indirect  purchase or other acquisition by Borrowers or any of their
Subsidiaries  of any Stock,  or other  ownership  interest in, any other  Person,  and (ii) any  direct or indirect loan,  advance or capital  contribution by Borrowers or any of their  Subsidiaries  to any other Person,  including all indebtedness  and accounts  receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business.

         "Investment  Property" means all "investment  property," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located,  including:  (i) all securities,  whether certificated or uncertificated,  including  stocks,  bonds,  interests  in  limited  liability  companies,  partnership  interests, treasuries,  certificates  of deposit,  and mutual fund  shares;  (ii) all  securities  entitlements  of any Credit
Party,  including  the rights of such Credit Party to any  securities  account and the  financial  assets held by a securities  intermediary  in such  securities  account  and any free  credit  balance or other  money  owing by any securities  intermediary with respect to that account;  (iii) all securities accounts of any Credit Party; (iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

         "IRC" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

         "IRS" means the Internal Revenue Service.

         "L/C  Issuer"  means GE  Capital or a  Subsidiary  thereof or a bank or other  legally  authorized  Person selected by or acceptable  to Agent in its sole  discretion,  in such Person's  capacity as an issuer of Letters of
Credit hereunder.

         "L/C Sublimit" has the meaning ascribed to it in Section 1.1(d).

         "Lenders" means GE Capital,  the other Lenders named on the signature pages of the Agreement,  and, if any such Lender shall decide to assign all or any portion of the  Obligations,  such term shall include any assignee of such Lender.

         "Letters of Credit"  means  documentary  or standby  letters of credit issued for the account of Borrowers by L/C Issuers, and bankers'  acceptances issued by Borrowers,  for which Agent and Lenders have incurred Letter of
Credit Obligations.

         "Letter of Credit Fee" has the meaning ascribed to it in Section 1.3(d).

         "Letter of Credit  Obligations"  means all  outstanding  obligations  incurred by Agent and Lenders at the request of Borrower  Representative,  whether  direct or  indirect,  contingent  or  otherwise,  due or not due, in connection with the issuance of any Letters of Credit by any L/C Issuer or the purchase of a  participation  as set forth in  Section 1.1(d)  with  respect to any Letter of Credit.  The amount of such  Letter of Credit  Obligations shall equal the maximum amount that may be payable by Agent and Lenders thereupon or pursuant thereto.

         "LIBOR  Breakage  Fee"  means  an  amount  equal  to the  amount  of  any  losses,  expenses,  liabilities
(including,  without  limitation,  any loss (including  interest paid) and lost opportunity cost in connection with the  re-employment  of such funds)  that any Lender may  sustain as a result of (i) any default by any  Borrower in making any borrowing of,  conversion  into or continuation  of any LIBOR Loan following  Borrower  Representative's delivery  to Agent of any LIBOR  Loan  request in respect  thereof or  (ii) any  payment of a LIBOR Loan on any day that is not the last day of the LIBOR Period  applicable  thereto  (regardless of the source of such prepayment and whether  voluntary,  by acceleration or otherwise).  For purposes of calculating  amounts payable to a Lender under
Section 1.3(e),  each Lender shall be deemed to have actually  funded its relevant  LIBOR Loan through the purchase of a deposit  bearing  interest at LIBOR in an amount  equal to the amount of that LIBOR Loan and having a maturity and repricing  characteristics  comparable to the relevant LIBOR Period;  provided,  however,  that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the  foregoing  assumption  shall be utilized  only for the calculation of amounts payable under Section 1.3(e).

         "LIBOR  Business  Day" means a Business  Day on which banks in the City of London are  generally  open for interbank or foreign exchange transactions.

         "LIBOR Loans" means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

         "LIBOR  Period"  means,  with respect to any LIBOR Loan,  each period  commencing on a LIBOR  Business Day selected  by  Borrower  Representative  pursuant  to the  Agreement  and  ending  one,  two,  three  or six  months thereafter,  as selected by Borrower  Representative's  irrevocable notice to Agent as set forth in Section 1.2(e);
provided, that the foregoing provision relating to LIBOR Periods is subject to the following:

(a)      if any LIBOR Period  would  otherwise  end on a day that is not a LIBOR  Business  Day,  such LIBOR Period shall be extended to the next  succeeding  LIBOR Business Day unless the result of such extension would be to carry such LIBOR  Period into  another  calendar  month in which  event such LIBOR  Period  shall end on the  immediately preceding LIBOR Business Day;

(b)      any LIBOR Period that would  otherwise  extend  beyond the date set forth in clause (a) of the  definition of "Commitment Termination Date" shall end two (2) LIBOR Business Days prior to such date;

(c)      any LIBOR  Period that begins on the last LIBOR  Business  Day of a calendar  month (or on a day for which there is no numerically  corresponding  day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

(d)      Borrower  Representative  shall select LIBOR  Periods so as not to require a payment or  prepayment of any
LIBOR Loan during a LIBOR Period for such Loan; and

(e)      Borrower  Representative  shall select LIBOR Periods so that there shall be no more than 5 separate  LIBOR
Loans in existence at any one time.

         "LIBOR Rate" means for each LIBOR Period, a rate of interest determined by Agent equal to:

(a)      the offered rate for deposits in United  States  Dollars for the  applicable  LIBOR Period that appears on
Telerate Page 3750 as of 11:00 a.m.  (London time),  on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next  succeeding  Business Day will be used); divided by

(b)      a number equal to 1.0 minus the aggregate (but without  duplication) of the rates  (expressed as a decimal fraction) of reserve  requirements  in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic,  supplemental,  marginal and emergency reserves under any regulations of the
Federal Reserve Board or other  Governmental  Authority having  jurisdiction with respect thereto,  as now and from time to  time in  effect)  for  Eurocurrency  funding  (currently  referred  to as  "Eurocurrency  Liabilities"  in
Regulation  D of the  Federal  Reserve  Board that are  required to be  maintained  by a member bank of the Federal
Reserve System.

         If such interest  rates shall cease to be available  from  Telerate News Service,  the LIBOR Rate shall be determined from such financial reporting service or other information as shall be available to Agent.

         "License" means any Copyright  License,  Patent License,  Trademark  License or other license of rights or interests now held or hereafter acquired by any Credit Party.

         "Lien"  means any  mortgage or deed of trust,  pledge,  hypothecation,  assignment,  deposit  arrangement, lien,  charge,  claim,  security  interest,  easement or  encumbrance,  or  preference,  priority or other security agreement or  preferential  arrangement of any kind or nature  whatsoever  (including any lease or title  retention agreement,  any financing  lease having  substantially  the same economic  effect as any of the foregoing,  and the filing  of, or  agreement  to give,  any  financing  statement  perfecting  a security  interest  under the Code or comparable law of any jurisdiction).

         "Litigation" has the meaning ascribed to it in Section 4.9(i).

         "Loan Account" as the meaning ascribed to it in Section 1.9.

         "Loan Documents"  means the Agreement,  the Notes,  the Collateral  Documents,  the GE Capital Fee Letter,
the Intercreditor  Agreement and all other agreements,  instruments,  documents and certificates  identified in the
Closing  Checklist  executed  and  delivered  to, or in favor of,  Agent or any  Lenders  and  including  all other pledges,  powers of attorney,  consents,  assignments,  contracts,  notices,  and all other written  matter whether heretofore,  now or hereafter  executed by or on behalf of any Credit  Party,  or any employee of any Credit Party, and delivered to Agent or any Lender in connection  with the Agreement or the  transactions  contemplated  thereby.
Any  reference  in the  Agreement  or any other Loan  Document to a Loan  Document  shall  include all  appendices, exhibits or schedules thereto, and all amendments,  restatements,  supplements or other modifications  thereto, and shall  refer to the  Agreement  or such  Loan  Document  as the same may be in  effect  at any and all  times  such reference becomes operative.

         "Loans" means the Revolving Loan.

         "Management  Services  Agreement" means the Management Services Agreement by and between OSI and Bruckman,
Rosser, Sherrill & Co. II, L.P., as in existence as of the Closing Date.

         "Master Documentary Agreement" has the meaning ascribed to it in Annex C.

         "Master Standby Agreement" has the meaning ascribed to it in Annex C.

         "Material  Adverse  Effect"  means a material  adverse  effect on (a) the  business,  assets,  operations, prospects or financial or other condition of the Borrowers and their  Subsidiaries  considered as a whole,  (b) any
Borrower's  ability to pay any of the Loans or any of the other  Obligations  in  accordance  with the terms of the
Agreement,  (c) the  Collateral  or  Agent's  Liens,  on behalf of itself and  Lenders,  on the  Collateral  or the priority of such Liens,  or (d) Agent's or any Lender's  rights and remedies under the Agreement and the other Loan
Documents.

         "Maximum  Amount"  means,  as of any  date  of  determination,  an  amount  equal  to the  Revolving  Loan
Commitment of all Lenders as of that date.

         "Maximum Lawful Rate" has the meaning ascribed to it in Section 1.2(f).

         "Moody's" means Moody's Investor's Service, Inc.

         "Mortgages" means each of the mortgages,  deeds of trust,  leasehold mortgages,  leasehold deeds of trust, collateral  assignments of leases or other real estate  security  documents  delivered by any Credit Party to Agent on  behalf  of  itself  and  Lenders  with  respect  to the Real  Estate,  in each  case as  amended,  modified  or supplemented from time to time.

         "Multiemployer  Plan"  means a  "multiemployer  plan" as defined in Section  4001(a)(3)  of ERISA,  and to which  any  Credit  Party or ERISA  Affiliate  is  making  or is  obligated  to make  contributions  on  behalf  of participants who are or were employed by any of them or with respect to which it has any liability.

         "Net Orderly  Liquidation  Value" shall mean, at any time, as to any Eligible  Inventory,  the net orderly liquidation  value  determined  most  recently  at or prior to such time in  writing  by an  independent  appraiser mutually agreed upon by Agent and the Credit Parties,  each such  determination to be made using the same basis and or approach to valuation  consistent  with the  approach  used in the initial  determination  and  calculating  the orderly liquidation value net of liquidation costs.

         "Net  Proceeds"  means  the  aggregate  cash  proceeds  received  by the  Credit  Parties  or any of their respective  Subsidiaries in respect of any Asset Disposition  (including,  without limitation,  insurance proceeds, awards of  condemnation  and any cash received  upon the sale or other  disposition  of any non-cash  consideration received  in any Asset  Disposition),  net of the  direct  costs  relating  to such Asset  Disposition  (including, without  limitation,  legal,  accounting and investment  banking fees,  and sales  commissions)  and any relocation expenses  incurred as a result  thereof,  taxes paid or payable as a result  thereof (after taking into account any available tax credits or deductions and any tax sharing  arrangements),  the amounts  required to be applied to the payment of Indebtedness  (other than  Indebtedness  incurred  pursuant to the Senior Notes Indenture)  secured by a
Lien on the asset or assets that were the subject of the Asset  Disposition,  and any  reserve  for  adjustment  in respect of the sale price of such asset or assets established in accordance with GAAP.

         "Non-Consenting Lender" has the meaning ascribed to it in Section 9.19(c).

         "Non-Funding Lender" has the meaning ascribed to it in Section 8.5(a).

         "Notes" means the Revolving Notes.

         "Notice of Conversion/Continuation" has the meaning ascribed to it in Section 1.2(e).

         "Notice of Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

         "Obligations"  means all loans,  advances,  debts,  liabilities  and  obligations,  for the performance of covenants,  tasks or duties or for payment of monetary  amounts  (whether or not such  performance is then required or  contingent,  or such amounts are  liquidated  or  determinable),  including  obligations  pursuant to Letter of
Credit  Obligations,  owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts,  of any kind or nature,  present  or future,  whether or not  evidenced  by any note,  agreement  or other instrument,  arising under the  Agreement or any of the other Loan  Documents.  This term  includes all  principal, interest  (including all interest that accrues after the  commencement  of any case or proceeding by or against any
Credit  Party in  bankruptcy,  whether  or not  allowed  in such  case or  proceeding),  Fees,  Charges,  expenses, attorneys'  fees and any other sum  chargeable  to any Credit  Party under the  Agreement  or any of the other Loan
Documents.

         "OSF Borrowing Base" means, as of any date of determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSF's Eligible Accounts at such time;

(b)      up to the lesser of (i) 60% of OSF's Total Eligible  Inventory or (ii) 85% of the Net Orderly  Liquidation
Value of OSF's Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "OSI Borrowing Base" means, as of any date of determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSI's Eligible Accounts at such time; and

(b)      up to the lesser of (i) 60% of OSI's Total Eligible  Inventory or (ii) 85% of the Net Orderly  Liquidation
Value of OSI's Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "OSV Borrowing Base" means, as of any date of determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSV's Eligible Accounts at such time;

(b)      up to the lesser of (i) 60% of OSV's Total Eligible  Inventory or (ii) 85% of the Net Orderly  Liquidation
Value of OSV's Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "Other Lender" has the meaning ascribed to it in Section 8.5(d).

         "Overadvance" has the meaning ascribed to it in Section 1.5(b).

         "Patent  License" means rights under any written  agreement now owned or hereafter  acquired by any Credit
Party granting any right with respect to any invention on which a Patent is in existence.

         "Patent  Security  Agreements"  means the Patent Security  Agreements made in favor of Agent, on behalf of itself and Lenders,  by each applicable Credit Party, in each case, as amended,  modified or supplemented from time to time.

         "Patents"  means all of the  following  in which any  Credit  Party now holds or  hereafter  acquires  any interest:  (a) all  letters  patent of the United States or any other  country,  all  registrations  and recordings thereof,  and all  applications  for  letters  patent  of the  United  States or of any  other  country,  including registrations,  recordings  and  applications  in the United States  Patent and Trademark  Office or in any similar office or agency of the  United  States,  any State or any other  country,  and  (b) all  reissues,  continuations, continuations-in-part or extensions thereof.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means a Plan described in Section 3(2) of ERISA.

         "Permitted  Encumbrances"  means the following  encumbrances:  (a) Liens for taxes or assessments or other governmental  Charges not yet due and payable;  (b) pledges  or deposits of money  securing  statutory  obligations under  workmen's  compensation,  unemployment  insurance,  social  security  or public  liability  laws or  similar legislation  (excluding  Liens under ERISA);  (c) pledges or deposits of money securing  bids,  tenders,  contracts
(other than  contracts  for the payment of money) or leases to which any Credit  Party is a party as lessee made in the ordinary  course of business;  (d) inchoate  and unperfected  workers',  mechanics' or similar liens arising in the ordinary  course of  business,  so long as such Liens attach only to  Equipment,  Fixtures  and/or Real Estate;
(e) carriers',  warehousemen's,  suppliers' or other  similar  possessory  liens arising in the ordinary  course of business;  (f) deposits  securing,  or in lieu of,  surety,  appeal or customs  bonds in  proceedings  to which any
Credit  Party  is a party;  (g) any  attachment  or  judgment  lien not  constituting  an  Event of  Default  under
Section 6.1;  (h) zoning restrictions,  easements, licenses, or other restrictions on the use of any Real Estate or other minor  irregularities  in title (including  leasehold  title) thereto,  so long as the same do not materially impair the use, value, or marketability of such Real Estate;  (i) presently  existing or hereafter created Liens in favor of Agent,  on behalf of Lenders;  (j) Liens existing on the date hereof and renewal,  and extensions  thereof which Liens are set forth on Schedule 3.2;  (k) Liens securing Indebtedness  permitted by Section 3.1(e),  provided that the Liens attach only to the assets  financed by such  Indebtedness;  (l) Liens  securing the Senior Notes and related  obligations  arising  under the  Senior  Notes  Indenture,  to the extent  such  Liens are  subject to the
Intercreditor  Agreement  and the  intercreditor  provisions  of the  Senior  Notes  Indenture;  and (m)  Liens  of
landlords or mortgages  arising by operation  of law or pursuant to the terms of real  property  leases,  provided, that the mortgage or rental payments secured thereby are not yet overdue,  and the applicable  mortgage or lease is not  otherwise  in default in a manner which could permit the  applicable  mortgagee or lessee to take  enforcement action with respect to such Liens.

         "Person" means any individual,  sole proprietorship,  partnership,  joint venture,  trust,  unincorporated organization,  association,  corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal,  state, county, city,  municipal,  local,  foreign, or otherwise,  including any instrumentality, division, agency, body or department thereof).

         "Plan"  means,  at any time,  an "employee  benefit  plan," as defined in Section 3(3) of ERISA,  that any
Credit Party  maintains,  contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.

         "Prior Lender" means the holder of the Prior Lender Obligations.

         "Prior Lender  Obligations" means the obligations (other than any contingent  indemnification  obligations for which no claim has been asserted)  under the Credit  Agreement dated as of November 30, 1999, by and among OSI,
Holdings,  the other persons  designated as "Credit  Parties" on the signature pages thereof,  Lehman Brothers Inc.
as  arranger,  Lehman  Commercial  Paper,  Inc. as arranger,  syndication  agent and  administrative  agent and the financial institutions party thereto from time to time as lenders.

         "Pro Forma"  means the  unaudited  consolidated  and  consolidating  balance  sheets of  Holdings  and its
Subsidiaries  prepared  in  accordance  with  GAAP as of  August  30,  2003  after  giving  effect  to the  Related
Transactions.  The Pro Forma is annexed hereto as Annex D.

         "Pro Rata  Share"  means with  respect to all  matters  relating  to any  Lender  (a) with  respect to the
Revolving Loan prior to the Commitment  Termination  Date, the percentage  obtained by dividing  (i) the  Revolving
Loan  Commitment of that Lender by (ii) the  aggregate  Revolving  Loan  Commitments  of all Lenders,  and (b) with respect to all Loans on and after the Commitment  Termination  Date, the  percentage  obtained by dividing  (i) the aggregate  outstanding  principal  balance of the Loans held by that  Lender,  by  (ii) the  outstanding  principal balance  of the Loans  held by all  Lenders,  as such  percentages  may be  adjusted  by  assignments  pursuant  to
Section 8.1.

         "Projections" means Holdings' forecasted  consolidated and consolidating:  (a) balance sheets;  (b) profit and loss statements;  (c) cash flow statements; and (d) capitalization  statements, all prepared on a Subsidiary by
Subsidiary or  division-by-division  basis, if applicable,  and otherwise  consistent with the historical Financial
Statements of Holdings, together with appropriate supporting details and a statement of underlying assumptions.

         "Proposed Change" has the meaning ascribed to it in Section 9.19(c).

         "Qualified  Assignee"  means (a) any Lender,  any  Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial  loans,  any other investment fund that invests in commercial loans and that is managed  or advised by the same  investment  advisor as such  Lender or by an  Affiliate  of such investment  advisor,  and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an  "accredited  investor"  (as defined in  Regulation D under the  Securities  Act of 1933) which extends credit or buys loans as one of its  businesses,  including  insurance  companies,  mutual  funds,  lease  financing companies  and  commercial  finance  companies,  in each case,  which has a rating of BBB or higher  from S&P and a rating of Baa2 or higher  from  Moody's  at the date that it becomes a Lender and  which,  through  its  applicable lending  office,  is capable of lending to Borrowers  without the  imposition of any  withholding or similar taxes;
provided  that no Person  determined  by Agent to be acting in the  capacity of a vulture fund or  distressed  debt purchaser  shall be a Qualified  Assignee and no Person or  Affiliate  of such Person  (other than a Person that is already a Lender) holding Subordinated Debt or Stock issued by any Credit Party shall be a Qualified Assignee.

         "Qualified Plan" means a Pension Plan that is intended to be  tax-qualified  under  Section 401(a)  of the
IRC.

         "Real Estate" has the meaning ascribed to it in Section 5.12.

         "Refinancing"  means the  repayment in full by Borrowers  of the Prior Lender  Obligations  on the Closing
Date.

         "Related  Transactions"  means the initial  borrowing  under the Revolving  Loan on the Closing Date,  the
Refinancing,  the  issuance  of the  Senior  Subordinated  Notes,  the  payment  of all Fees,  costs  and  expenses associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.

         "Related Transactions  Documents" means the Loan Documents,  the Senior Notes, the Senior Notes Indenture,
the documents evidencing,  creating or governing the Refinancing,  and all other agreements or instruments executed in connection with the Related Transactions.

         "Release" means any release,  threatened release, spill, emission,  leaking, pumping,  pouring,  emitting, emptying, escape, injection, deposit, disposal,  discharge,  dispersal, dumping, leaching or migration of Hazardous
Material in the indoor or outdoor  environment,  including  the  movement of Hazardous  Material  through or in the air, soil, surface water, ground water or property.

         "Replacement Lender" has the meaning ascribed to it in Section 9.19(a).

         "Requisite  Lenders" means Lenders having (a) more than 50% of the  Commitments of all Lenders,  or (b) if the Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Loans.

         "Reserves" means, with respect to each Borrowing Base (a) the $5,000,000  reserve  established by Agent on the Closing  Date,  (b) reserves  established  by Agent from time to time  against  Eligible  Accounts and Eligible
Inventory  pursuant  to  Exhibits 4.9(d)(i), 4.9(d)(ii) and/or 4.9(d)(iii)  and  (c) such  other  reserves  against
Eligible  Accounts,  Eligible  Inventory  or  Borrowing  Availability  that Agent  may,  in its  reasonable  credit judgment,  establish from time to time. Without limiting the generality of the foregoing,  Reserves  established to ensure the  payment of accrued  interest or  Indebtedness  shall be deemed to be a  reasonable  exercise of Agent's credit judgment.

         "Responsible  Officer" of a Borrower  means the chief  executive  officer,  president  or chief  financial officer of such Borrower.

         "Restricted  Payment"  means,  with  respect to any Credit  Party  (a) the  declaration  or payment of any dividend or the  incurrence of any liability to make any other payment or  distribution  of cash or other  property or assets in respect of Stock;  (b) any payment on account of the purchase,  redemption,  defeasance,  sinking fund or other  retirement of such Credit  Party's Stock or any other payment or  distribution  made in respect  thereof, either directly or indirectly;  (c) any payment or prepayment of principal of, premium,  if any, or interest,  fees or other  charges on or with respect to, and any  redemption,  purchase,  retirement,  defeasance,  sinking fund or similar  payment and any claim for  rescission  with respect to, any  Subordinated  Debt;  (d) any  payment made to redeem, purchase,  repurchase or retire, or to obtain the surrender of, any outstanding warrants,  options or other rights to acquire  Stock of such Credit  Party now or  hereafter  outstanding;  (e) any  payment of a claim for the rescission  of the  purchase or sale of, or for material  damages  arising from the purchase or sale of, any shares of such Credit Party's Stock or of a claim for  reimbursement,  indemnification  or contribution  arising out of or related to any such claim for damages or rescission;  (f) any  payment,  loan,  contribution,  or other transfer of funds or other  property  to any  Stockholder  of such  Credit  Party  other than  payment of  compensation  in the ordinary  course of  business to  Stockholders  who are  employees  of such Credit  Party;  and (g) any  payment of management  fees (or other fees of a similar  nature) or  out-of-pocket  expenses in  connection  therewith by such
Credit Party to any Stockholder of such Credit Party or its Affiliates.

         "Retiree  Welfare  Plan"  means,  at any time, a Welfare Plan that  provides  for  continuing  coverage or benefits  for any  participant  or any  beneficiary  of a  participant  after  such  participant's  termination  of employment,  other than  continuation  coverage provided pursuant to Section 4980B of the IRC or Part 6 of Subtitle
B of Title I of ERISA or similar state law and at the sole expense of the  participant  or the  beneficiary  of the participant.

         "Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

         "Revolving Lenders" means those Lenders having a Revolving Loan Commitment.

         "Revolving  Loan(s)" means, at any time, the sum of (i) the aggregate  amount of Revolving Credit Advances outstanding  to Borrowers  plus (ii) the aggregate  Letter of Credit  Obligations  incurred on behalf of Borrowers.
Unless the context  otherwise  requires,  references to the  outstanding  principal  balance of the Revolving  Loan shall include the outstanding balance of Letter of Credit Obligations.

         "Revolving  Loan  Commitment"  means (a) as to any Lender,  the  commitment of such Lender to make its Pro
Rata Share of Revolving  Credit  Advances or incur its Pro Rata Share of Letter of Credit  Obligations as set forth on Annex B or in the most recent Assignment  Agreement,  if any, executed by such Lender and (b) as to all Lenders, the  aggregate  commitment  of all  Lenders  to make the  Revolving  Credit  Advances  or incur  Letter  of  Credit
Obligations,  which aggregate commitment shall be forty million dollars  ($40,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

         "Revolving Notes" has the meaning ascribed to it in Section 1.1(a).

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

         "Security  Agreement" means the Security  Agreement of even date herewith entered into by and among Agent, on behalf of itself and  Lenders,  and each Credit  Party that is a  signatory  thereto,  together  with each other security  agreement  entered into by any Credit  Party in favor of Agent,  in each case,  as amended,  modified and supplemented from time to time.

         "Senior Notes" means  $100,000,000 in principal  amount of senior secured notes issued on the Closing Date by OSI pursuant to the Senior Notes  Indenture and up to  $50,000,000  in principal  amount of senior secured notes
issued  pursuant  to  the  Senior  Notes  Indenture  after  the  Closing  Date  (together  with   replacements  and
substitutions thereof due to loss or mutilation),  in each case, as amended,  modified or supplemented from time to time in accordance with this Agreement.

         "Senior  Notes  Indenture"  means the  Indenture,  dated as of September  29, 2003,  among The Bank of New
York, as Trustee,  OSI, OSF, OSV and Holdings as such Indenture may be amended,  modified or supplemented from time to time in accordance with this Agreement.

         "Senior Notes Trustee" means, at any time, the trustee under the Senior Notes Indenture at such time.

         "Senior  Subordinated  Notes" means those certain 13?% Senior Subordinated Notes due 2009 issued by OSI in an aggregate original principal amount of $100,000,000 pursuant to the Senior Subordinated Notes Indenture.

         "Senior  Subordinated  Notes  Indenture"  means the Indenture,  dated as of November 30, 1999 by and among
OSI, as Issuer,  OSV, as Guarantor and Norwest Bank Minnesota,  National  Association,  as Trustee, as supplemented through the Closing Date and as amended, modified or supplemented in accordance with this Agreement.

         "Settlement Date" has the meaning ascribed to it in Section 8.5(a)(ii).

         "Software"  means all "software" as such term is defined in the Code,  now owned or hereafter  acquired by any Credit Party,  other than software  embedded in any category of Goods,  including all computer programs and all supporting information provided in connection with a transaction related to any program.

         "Solvent"  means,  with respect to any Person on a particular  date,  that on such date (a) the fair value of the  property  of such  Person is greater  than the total  amount of  liabilities,  including  subordinated  and contingent  liabilities,  of such Person;  (b) the  present fair saleable value of the assets of such Person is not less  than the  amount  that  will be  required  to pay the  probable  liability  of such  Person  on its debts and liabilities,  including  subordinated  and  contingent  liabilities as they become  absolute and matured;  (c) such
Person  does not intend to, and does not believe  that it will,  incur debts or  liabilities  beyond such  Person's ability  to pay as such  debts and  liabilities  mature;  and  (d) such  Person is not  engaged  in a  business  or transaction,  and is not about to engage in a business  or  transaction,  for which such  Person's  property  would constitute an unreasonably  small capital.  The amount of contingent  liabilities  (such as Litigation,  guaranties and pension  plan  liabilities)  at any time shall be computed  as the amount  that,  in light of all the facts and circumstances  existing at the time,  represents  the amount that can be reasonably be expected to become an actual or matured liability.

         "Statement" has the meaning ascribed to it in Section 4.9(b).

         "Stock"  means all  shares,  options,  warrants,  general or  limited  partnership  interests,  membership interests  or other  equivalents  (regardless  of how  designated)  of or in a  corporation,  partnership,  limited liability  company or equivalent  entity whether voting or nonvoting,  including  common stock,  preferred stock or any  other  "equity  security"  (as such  term is  defined  in Rule  3a11-1 of the  General  Rules and  Regulations
promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).
         "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

         "Subordinated  Debt" means the  Indebtedness  of OSI  evidenced by the Senior  Subordinated  Notes and any other  Indebtedness of any Credit Party  subordinated to the Obligations in a manner and form satisfactory to Agent in its sole discretion, as to right and time of payment and as to any other rights and remedies thereunder.

         "Subsidiary"  means,  with respect to any Person,  (a) any  corporation of which an aggregate of more than
50% of the  outstanding  Stock having  ordinary  voting power to elect a majority of the board of directors of such corporation  (irrespective of whether,  at the time, Stock of any other class or classes of such corporation  shall have or might  have  voting  power by reason of the  happening  of any  contingency)  is at the time,  directly  or indirectly,  owned  legally or  beneficially  by such Person or one or more  Subsidiaries  of such Person,  or with respect to which any such Person has the right to vote or designate  the vote of 50% or more of such Stock  whether by proxy, agreement,  operation of law or otherwise,  and (b) any partnership or limited liability company in which such Person and/or one or more  Subsidiaries  of such Person shall have an interest  (whether in the form of voting or  participation  in profits or capital  contribution)  of more than 50% or of which any such  Person is a general partner or may exercise the powers of a general  partner.  Unless the context  otherwise  requires,  each reference to a Subsidiary shall be a reference to a Subsidiary of Holdings.

         "Supermajority  Revolving  Lenders" means Lenders having (a) 75% or more of the Revolving Loan Commitments of all Lenders,  or (b) if the  Revolving  Loan  Commitments  have been  terminated,  75% or more of the  aggregate outstanding amount of the Revolving Loan.

         "Tandy Tax Sharing Agreement" means the Amended and Restated Tax Benefit  Reimbursement  Agreement,  dated as of June 19,  1997,  between Tandy  Corporation,  TE Electronics  Inc. and Holdings,  as the same may be amended, supplemented, replaced or otherwise modified from time to time.

         "Termination  Date" means the date on which (a) the Loans have been indefeasibly  repaid in full,  (b) all other  Obligations  (other than  contingent  indemnification  obligations  for which no claims have been  asserted)
under the  Agreement  and the other  Loan  Documents  have been  completely  discharged,  (c) all  Letter of Credit
Obligations  have been cash  collateralized  in the  amount  set forth in  Section 1.5(g),  cancelled  or backed by standby  letters of credit  reasonably  acceptable  to Agent and (d) no  Borrower  shall have any further  right to borrow any monies under the Agreement.

         "Title IV Plan" means "an employee  pension  benefit plan" as defined in Section 3(2) of ERISA (other than a  Multiemployer  Plan),  that is covered by Title IV of ERISA,  and that at any relevant  time any Credit Party or
ERISA Affiliate  maintains,  contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

         "Total  Eligible  Inventory"  has  the  meaning  ascribed  to  it in  Schedule 1  to  Exhibit 4.9(d)(i),
Exhibit 4.9(d)(ii) and Exhibit 4.9(d)(iii), as applicable.

         "Trademark  Security  Agreements"  means the  Trademark  Security  Agreements  made in favor of Agent,  on behalf of itself and Lenders,  by each applicable Credit Party, in each case, as amended,  modified or supplemented from time to time.

         "Trademark  License"  means rights  under any written  agreement  now owned or  hereafter  acquired by any
Credit Party granting any right to use any Trademark.

         "Trademarks"  means all of the following  now owned or hereafter  adopted or acquired by any Credit Party:
(a) all trademarks,  trade names,  corporate names,  business names, trade styles,  service marks, logos,  internet domain names, other source or business  identifiers,  prints and labels on which any of the foregoing have appeared or appear,  designs and general intangibles of like nature (whether registered or unregistered),  all registrations and recordings  thereof,  and all applications in connection  therewith,  including  registrations,  recordings and applications  in the United  States Patent and  Trademark  Office or in any similar  office or agency of the United
States,  any state or  territory  thereof,  or any other  country or any  political  subdivision  thereof;  (b) all reissues,  extensions  or renewals  thereof;  and (c) all  goodwill  associated  with or  symbolized  by any of the foregoing.

         "Transaction" has the meaning ascribed to it in Section 9.13.

         "Trustee"  means The Bank of New York in its capacity as trustee under the Senior Notes  Indenture and any successor trustee thereunder.

         "Trustee First Lien  Collateral"  shall mean Collateral in which the Trustee,  on behalf of itself and the holders of the Senior  Notes,  has a first  priority Lien in accordance  with the  intercreditor  provisions of the
Senior Notes Indenture and the  Intercreditor  Agreement  provided that such  Collateral  shall cease to constitute
Trustee First Lien Collateral upon satisfaction and discharge of the Senior Notes Indenture.

         "Trustee First Lien Deposit Account" means the deposit account  established  pursuant to Section __ of the
Senior Notes  Indenture and into which Credit Parties are required to deposit  proceeds of  dispositions of Trustee
First Lien Collateral.

         "Unfunded  Pension  Liability"  means, at any time, the aggregate amount, if any, of the sum of the amount by which the present  value of all accrued  benefits  under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan  allocable to such benefits,  all determined as of the most recent  valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan.

         "Welfare Plan" means a Plan described in Section 3(1) of ERISA.

         Rules of construction  with respect to accounting  terms used in the Agreement or the other Loan Documents shall be as set forth or  referred  to in this  Annex A. All other  undefined  terms  contained  in any of the Loan
Documents shall, unless the context indicates  otherwise,  have the meanings provided for by the Code to the extent the same are used or defined therein;  in the event that any term is defined  differently in different  Articles or
Divisions  of the Code,  the  definition  contained  in  Article  or  Division 9 shall  control.  Unless  otherwise specified,  references in the Agreement or any of the  Appendices to a Section,  subsection or clause refer to such
Section,  subsection or clause as contained in the Agreement.  The words  "herein,"  "hereof" and  "hereunder"  and other words of similar  import refer to the Agreement as a whole,  including all Annexes,  Exhibits and  Schedules, as the same may from  time to time be  amended,  restated,  modified  or  supplemented,  and not to any  particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

         Wherever  from the  context it appears  appropriate,  each term  stated in either the  singular  or plural shall include the singular and the plural,  and pronouns  stated in the masculine,  feminine or neuter gender shall include the masculine,  feminine and neuter  genders.  The words  "including",  "includes"  and "include"  shall be deemed to be followed by the words  "without  limitation";  the word "or" is not  exclusive;  references to Persons include  their  respective  successors  and  assigns  (to the extent and only to the extent  permitted  by the Loan
Documents) or, in the case of governmental  Persons,  Persons succeeding to the relevant functions of such Persons;
and all references to statutes and related  regulations  shall include any amendments of the same and any successor statutes and  regulations.  Whenever any  provision in any Loan  Document  refers to the knowledge (or an analogous phrase) of any Credit  Party,  such words are intended to signify  that such Credit  Party has actual  knowledge or awareness  of a  particular  fact or  circumstance  or that  such  Credit  Party,  if it had  exercised  reasonable diligence, would have known or been aware of such fact or circumstance.

                                                     Annex B-1
                                  ANNEX B (from Annex A - Commitments definition)
                                                        to
                                                 CREDIT AGREEMENT

                                      PRO RATA SHARES AND COMMITMENT AMOUNTS

                                                                                    Lender(s)
Revolving Loan Commitment $40,000,000                        General Electric Capital Corporation

                                                     Annex C-8
                                                      ANNEX C
                                                        to
                                                 CREDIT AGREEMENT

                                                 CLOSING CHECKLIST

                                        Part I: Financial Closing Checklist

A.       DOCUMENTS

1.       Credit  Agreement:  This Agreement or counterparts  hereof shall have been duly executed by, and delivered to, each Credit Party, Agent and Lenders.

2.       Revolving  Notes:  Duly executed  originals of the Revolving Notes for each applicable  Lender,  dated the
         Closing Date, if requested by the respective Lenders, shall have been delivered to Agent.

3.       Master  Agreement for Documentary  Letters of Credit:  Duly executed  original of the Master Agreement for
         Documentary  Letters of Credit,  dated as of the Closing Date,  shall have been delivered to the Agent (as amended, modified or supplemented from time to time, the "Master Documentary Agreement").

4.       Master  Agreement  for Standby  Letters of Credit:  Duly  executed  original of the Master  Agreement  for
         Standby  Letters of Credit,  dated as of the  Closing  Date,  shall have been  delivered  to the Agent (as amended, modified or supplemented from time to time, the "Master Standby Agreement").

5.       Guaranty:  Duly  executed  originals of the Guaranty  from  Holdings and each  Subsidiary of each Borrower
         (that is not a Borrower) dated the Closing Date, and all documents,  instruments  and agreements  executed pursuant thereto shall have been delivered to Agent.

6.       Security  Agreement:  Duly executed originals of the Security  Agreement executed by each Borrower,  dated the Closing Date, and all  instruments,  documents and  agreements  executed  pursuant  thereto shall have been delivered to Agent.

7.       Canadian  Security  Agreement:  Duly executed  originals of the Canadian  Security  Agreement  executed by
         OSI,  dated within  thirty (30) days  following  the Closing  Date,  and all  instruments,  documents  and agreements  executed  pursuant  thereto  shall  have  been  delivered  to Agent  within  thirty  (30) days following the Closing Date.

8.       Mortgages:  Duly executed originals of the Mortgages  executed by each Credit Party, as applicable,  shall have been  delivered to Agent within  forty-five  (45) days  following  the Closing  Date,  along with all related documents and opinions listed in Part II of this Annex C.

9.       Insurance:  Satisfactory  evidence  shall  have  been  delivered  to  Agent  that the  insurance  policies required by Section 2.2  are in full force and effect,  together with  appropriate  evidence  showing loss payable and/or  additional  insured clauses or endorsements,  as requested by Agent, in favor of Agent, on behalf of Lenders.

10.      Assignment  of Business  Interruption  Insurance:  A duly  executed  assignment  of business  interruption insurance  policy  to Agent  in form  and  substance  reasonably  satisfactory  to  Agent,  obtaining  the insurer's consent thereto.

11.      Security Interests and Code Filings.

(a)      Evidence  satisfactory  to Agent shall have been  delivered to Agent that Agent (for the benefit of itself and Lenders) has a valid and perfected (to the extent  possible  under  applicable  law following filing of the  relevant  documents,  including  UCC  financing  statements,  filings  with the US
                  Copyright  Office  and US  Patent  and  Trademark  Office  and  Personal  Property  Security  Act
                  (Ontario)  financing  statements,  and obtaining  control as to deposit  accounts and  securities accounts)  first  priority  security  interest in the  Collateral,  except to the extent that the security  interest in  Collateral  has been  subordinated  to the prior Lien of the Trustee First
                  Lien  Collateral,  it being  understood that the Trustee First Lien Collateral  shall exclude all
                  inventory,  accounts,  cash,  cash  equivalents,   deposit  accounts,  proceeds  of  all  of  the
                  foregoing,  and all other property of the Borrowers and their  Subsidiaries  (including,  without limitation,  books and  records,  intellectual  property  and  general  intangibles  relating  to inventory  and  accounts)  including  (i) such  documents  duly  executed  by each  Credit  Party
                  (including  financing  statements under the Code and other applicable documents under the laws of any  jurisdiction  with  respect  to the  perfection  of Liens) as Agent may  request in order to perfect its security  interests in the Collateral and (ii) copies of Code search reports  listing all effective  financing  statements  that name any Credit Party as debtor,  together with copies of such  financing  statements,  none of which  shall  cover  the  Collateral,  except  for those relating to Permitted Encumbrances.

(b)      UCC-3  or other  appropriate  termination  statements  and  payoff  letters,  each in form  and  substance reasonably  satisfactory  to Agent,  releasing  all liens on the  Collateral of each Credit Party shall have been delivered to Agent,  as well as termination  of all control  agreements,  blocked account  agreements,  bank agency agreements or other similar agreements or arrangements in favor of any creditors other than Lenders and the Senior Notes Trustee.

12.      Intellectual  Property Security  Agreements:  Duly executed originals of Trademark Security Agreements and
         Patent  Security  Agreements,  each  dated the  Closing  Date and  signed by each  Credit  Party that owns
         Trademarks  and/or  Patents as applicable,  all in form and substance  reasonably  satisfactory  to Agent, together will  instruments,  documents and agreements  executed pursuant thereto shall have been delivered to Agent.

13.      Lockbox Account  Agreements and Blocked Account  Agreements:  Duly executed originals of tri-party lockbox account agreements and blocked account agreements in form and substance  reasonably  satisfactory to Agent shall have been  delivered to Agent with respect to all bank  accounts of the Credit  Parties and creating lockboxes and lockbox accounts as required by Section 2.10.

14.      Funding of Senior Notes:  Agent shall have received  (i) evidence  satisfactory to it that Borrowers shall have received (or shall be deemed to have  received) not less than  (x) $100,000,000  (less  discounts and commissions) in  cash in  consideration  of the  issuance of Senior  Notes  pursuant  to the Senior  Notes
         Indenture,  (ii) duly  executed  copies of the Senior Notes  Indenture on terms and in form and  substance reasonably  satisfactory to it and (iii) duly executed originals of the Intercreditor  Agreement,  and all documents, instruments and agreements executed pursuant thereto.

15.      Certificate  of Formation and Good  Standing:  For each Credit Party,  (a) its articles or  certificate of incorporation or certificate of formation,  as applicable,  and all amendments thereto,  (b) good standing certificates  (including  verification  of tax  status) in its state of  incorporation  or  formation,  as applicable,  and (c) good standing  certificates  (including  verification of tax status) and certificates of  qualification  to conduct  business in each  jurisdiction  where its ownership or lease of property or the conduct of its business  requires  such  qualification,  each dated a recent date prior to the Closing
         Date and certified by the applicable Secretary of State or other authorized  Governmental  Authority shall have been delivered to Agent.

16.      By-laws and  Resolutions:  For each Credit Party, (a) its by-laws or operating  agreement,  as applicable, together with all amendments  thereto and (b)  resolutions of such Person's Board of Directors or Board of
         Members,  as applicable,  approving and  authorizing  the execution,  delivery and performance of the Loan
         Documents to which it is a party and the  transactions  to be  consummated in connection  therewith,  each certified as of the Closing  Date by such  Person's  secretary or an assistant  secretary as being in full force and effect without any modification or amendment shall have been delivered to Agent.

17.      Incumbency  Certificates:  For each Credit Party,  signature and incumbency  certificates  of the officers of such Person  executing  any of the Loan  Documents,  certified as of the Closing Date by such  Person's secretary  or an  assistant  secretary  as being  true,  accurate,  correct and  complete  shall have been delivered to Agent.

18.      Opinions  of  Counsel:  Duly  executed  originals  of an opinion of  Kirkland  & Ellis,  special  New York counsel for the Credit  Parties,  duly  executed  originals of an opinion of Hunton & Williams LLP special
         Virginia  counsel for OSV,  duly executed  originals of an opinion of Blackwell  Sanders Peper Martin LLP, special Missouri counsel for the OSF, and duly executed  originals of a letter of Rowland H. Geddie,  III,
         Esq., each dated the Closing Date, shall have been delivered to Agent.

19.      Accountants'  Letter:  A letter  from the  Credit  Parties to the  independent  auditors  authorizing  the independent  certified  public  accountants of the Credit Parties to communicate with Agent and Lenders in accordance with Section 2.3 and  acknowledging  Lenders'  reliance on the auditor's  certification of past and future Financial Statements shall have been delivered to Agent.

20.      Borrowing Base Certificate.  A Borrowing Base Certificate for each Borrower..

21.      GE  Capital  Fee  Letter:  Duly  executed  originals  of the GE Capital  Fee Letter in form and  substance satisfactory to GE Capital shall have been delivered to Agent.

22.      Officer's  Certificate:  Duly executed  originals of a certificate of an authorized officer of each Credit
         Party,  dated the Closing Date,  stating that, since March 31, 2003 (a) no event or condition has occurred or is existing which could  reasonably be expected to have a Material  Adverse Effect;  (b) there has been no material adverse change in the assets, liabilities,  properties,  prospects or condition,  financial or otherwise of any Credit party;  (c) no Litigation has been commenced  against such Credit Party which,  if successful,  would have a Material Adverse Effect or could challenge any of the transactions  contemplated by the Agreement  and the other Loan  Documents;  (d) there have been no  Restricted  Payments made by any
         Credit Party;  (e) there has been no material  increase in liabilities,  liquidated or contingent,  and no material  decrease  in  assets  of  Holdings,  Borrower  or any of their  Subsidiaries  and (f)  Borrowing
         Availability  after giving  effect to the initial  fundings  and  issuances of Letters of Credit under the
         Credit Agreement and the application of proceeds thereof, exceeds $15,000,000.

23.      Waivers:  Landlord's waivers and consents,  bailee letters and mortgagee  agreements in form and substance reasonably  satisfactory  to Agent,  in each case as  required  pursuant  to  Section 2.6  shall have been delivered to Agent.

24.      Audited  Financials;   Financial  Condition:   The  Financial  Statements  and  Projections   specifically
         identified in  Section 5.5,  all certified by an authorized  officer of Holdings shall have been delivered and  satisfactory to Agent.  Agent shall have further  received a certificate of an authorized  officer of each Credit Party to the effect that (a) such Credit Party will be Solvent  upon the  consummation  of the transactions  contemplated  herein;  (b) the Projections  are based upon estimates and assumptions  stated
         therein,  all of which  such  Credit  Party  believes  to be  reasonable  and  fair in  light  of  current conditions  and current facts known to such Credit Party and, as of the Closing Date,  reflect such Credit
         Party's  good  faith  and  reasonable  estimates  of its  future  financial  performance  and of the other information  projected therein for the period set forth therein;  and (c) containing such other statements with  respect to the  Solvency of such Credit Party and matters  related  thereto as Agent shall  request.
         Agent shall have received a business plan for Borrowers, in form and substance satisfactory to Agent.

25.      Approvals:  Copies of any material third-party,  Governmental  Authority or other regulatory approvals and consents necessary to consummate the Loan Documents shall have been delivered to Agent.

26.      Closing  Covenants:  Agent shall have received  evidence  satisfactory  to it that Borrowing  Availability after  giving  effect to the  initial  fundings  and  issuances  of  Letters  of Credit  under the  Credit
         Agreement and the application of proceeds thereof, exceeds $15,000,000.

27.      Pro Forma:  Copies of the Pro Forma in form and substance satisfactory to Agent.

28.      Evidence of Retirement of Prior Lender  Obligations:  Agent shall have  received  payoff  letters from the
         Prior  Lenders,  each in form and  substance  reasonably  satisfactory  to Agent,  as to the Prior  Lender
         Obligations.

29.      Tax Forms:  Borrower  Representative  and Agent shall have received a properly  completed and executed IRS
         Form W-9, W-8BEN or W-8ECI  (whichever is applicable) or other  applicable  form,  certificate or document from each Lender.

30.      Intercreditor  Agreement:  Duly executed  originals of the  Intercreditor  Agreement,  and all  documents, instruments and agreements executed pursuant thereto.

31.      Amendment to Management  Services  Agreement:  A duly executed amendment to Management  Services Agreement in form and substance reasonably satisfactory to Agent, referencing this Credit Agreement.

32.      Other Documents:  Agent shall have received such other certificates,  documents and agreements  respecting any Credit Party as Agent may, in its sole discretion, request.

B.       NON-DOCUMENTARY CONDITIONS

1.       Payment of Fees:  Borrower  shall have paid the Fees  required to be paid on the Closing  Date,  including but not limited to such Fees specified in the GE Capital Fee Letter.

2.       Capital  Structure;  Other  Indebtedness:   The  organizational  documents,  terms  of  equity  interests, ownership,  capital,  corporate, tax and legal structure of each Credit Party and the terms and conditions of all Indebtedness of each Credit Party shall be reasonably acceptable to Agent.

3.       Due  Diligence:  Agent shall have  completed  its business,  legal and  environmental  due diligence  with results reasonably satisfactory to Agent.

4.       Borrowing  Availability:  The Revolving  Credit Advance made,  together with all Letters of Credit issued, on the Closing Date shall not exceed $20,000,000.

5.       Retirement  of Prior  Lender  Obligations:  OSI and  Holdings  shall have paid and  satisfied  in full the
         Prior  Lender  Obligations  (other than  obligations  in respect of letters of credit  outstanding  on the
         Closing Date and issued by Wachovia Bank, National Association or its Affiliates).

6.       Omitted.

7.       Field  Examination  and  Inventory  Appraisal:  In the event that the  Closing  Date has not  occurred  by
         October 15, 2003,  Agent shall have  received  updates,  satisfactory  in form and scope to Agent,  of its field examination of the Credit Parties and of the inventory appraisal received by Agent.

8.       Control:  Bruckmann,  Rosser,  Sherrill & Co. II, L.P.  shall control and  indirectly  own at least 51% of the aggregate voting power represented by the outstanding Stock of Holdings.

9.       Other  Requirements:  Such other  requirements  of any Credit Party as Agent may, in its sole  discretion, request.

                                      Part II: Real Estate Closing Checklist

A.       CLOSING DOCUMENTS TO BE PREPARED BY AGENT'S COUNSEL

1.       Deed of Trust to encumber 1900 Gulf Street & 127 S.E. 13th Road, Lamar, Missouri.

2.       Assignment of Leases and Rents to encumber 1900 Gulf Street & 127 S.E. 13th Road, Lamar, Missouri.

3.       UCC-1 Fixture Filing relating to 1900 Gulf Street & 127 S.E. 13th Road, Lamar, Missouri, to be filed with Barton County.

4.       Deed of Trust to encumber 1075 Fulp Industrial Road, South Boston, Virginia.

5.       Assignment of Leases and Rents to encumber 1075 Fulp Industrial Road, South Boston, Virginia.

6.       UCC-1 Fixture Filing relating to 1075 Fulp Industrial Road, South Boston, Virginia, to be filed with
         Halifax County.

7.       Escrow Letter with Title Insurance Company.

B.       CLOSING  DOCUMENTS  TO BE  PREPARED  OR  DELIVERED  BY  COUNSEL  TO OSI AND OSV  (REFERRED  TO  HEREIN  AS
         "MORTAGORS")

1.       Incumbency Confirmation and Board Resolutions for Mortgagors

2.       Certificate of Incorporation for each Mortgagor

3.       By-Laws of Mortgagors

4.       Good Standing Certificate from the Secretary of State of the State of incorporation for each Mortgagor

5.       Certificate of authorization/good standing for Mortgagors to conduct business in the states in which they operate

6.       Opinion Letters from Mortgagors' Missouri and Virginia counsel covering the following matters (to the extent not already covered in corporate opinion):

(a)      Enforceability;

(b)      Execution, delivery and authority;

(c)      Documents in proper form for recording and filing;

(d)      Perfection;

(e)      No litigation;

(f)      No governmental approvals and consents required;

(g)      Bank Authorization to conduct business in subject state not required;

(h)      Standard governmental approvals and consents;

(i)      Usury; and

(j)      Zoning - required if zoning endorsement to title policies or other evidence of zoning compliance satisfactory to Agent are unavailable.

C.       MORTGAGORS' PRE-CLOSING SUBMISSIONS TO AGENT'S COUNSEL

1.       For each property, Loan Policy of Title Insurance to be delivered at closing, including the following endorsements, subject to availability:

(a)      Public Street Access

(b)      3.1 Zoning (Zoning opinion may be substituted)

(c)      Survey

(d)      Lender's Comprehensive (ALTA-9 or CLTA-100)

(e)      Address (Location)

(f)      Separate Tax Lot

(g)      Subdivision

(h)      Environmental Lien

(i)      Contiguity

(j)      Usury

(k)      Variable Rate

(l)      Revolving Credit

(m)      First Loss

(n)      Last Dollar

(o)      Tie-In

(p)      Creditor's Rights

(q)      Mechanic's Lien

2.       Other Property Matters for each Property

(a)      ALTA as-built survey certified to Agent, dated no earlier than 30 days prior to close

(b)      Flood Certifications, to the extent not already contained in the survey

(c)      Flood insurance for properties located in flood zone

(d)      Insurance certificate for each Property showing Agent and its successors and assigns as loss payee

(e)      Letter from municipality confirming zoning compliance (in the absence of zoning endorsement)

(f)      Release of Deeds of Trust in favor of Lehman

(g)      Lien Waivers

(h)      Estoppel Certificates

3.       Other

                                                     Annex D-2
                                                      ANNEX D
                                                        to
                                                 CREDIT AGREEMENT

O'SULLIVAN INDUSTRIES, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share data)
                                                                             August 31,      Pro Forma
                                                                                2003       Adjustments          Pro
                                                                                                                 Forma
 Assets
Current assets:
    Cash and cash equivalents                                               $                             (a)   $
                                                                           6,913          864                  7,777
    Trade receivables, net
                                                                           31,851                              31,851
    Inventories, net
                                                                           48,065                              48,065
    Prepaid expenses and other current assets                                                             (b)
                                                                           2,658          (2,293)
                                                                                                          (c)
                                                                                          5,000                5,365
        Total current assets
                                                                           89,487         3,571                93,058

Property, plant and equipment, net
                                                                           69,786                              69,786
Other assets
                                                                           8,628                               8,628
Goodwill, net
                                                                           38,088                              38,088
        Total assets                                                        $              $                    $
                                                                           205,989        3,571                209,560

    Liabilities and Stockholders' Deficit
Current liabilities:
    Accounts payable                                                        $                                   $
                                                                           11,012                              11,012
    Current portion of long-term debt                                                                     (d)
                                                                           4,039          (4,039)              -
    Accrued advertising
                                                                           8,174                               8,174
    Accrued liabilities                                                                                   (e)
                                                                           11,498         (870)                10,628
    Payable to parent - tax sharing agreement
                                                                           6,798                               6,798
        Total current liabilities
                                                                           41,521         (4,909)              36,612

Long-term debt, less current portion                                                                      (d)
                                                                           190,038        (84,227)
                                                                                                          (f)
                                                                                          95,000               200,811
Other liabilities
                                                                           3,240                               3,240
Payable to parent - tax sharing agreement
                                                                           65,269                              65,269
Other payable to parent
                                                                           1,358                               1,358
        Total liabilities
                                                                           301,426        5,864                307,290

Commitments and contingent liabilities

Stockholders' deficit:
    Common  stock,  $1.00 par  value;  100 shares  authorized,  issued and
    outstanding                                                            -                                   -
    Retained deficit                                                                                      (b)
                                                                           (95,494)       (2,293)              (97,787)
    Accumulated other comprehensive income (loss)
                                                                           57                                  57
        Total stockholders' deficit
                                                                           (95,437)       (2,293)              (97,730)
          Total liabilities and stockholders' deficit                       $              $                    $
                                                                           205,989        3,571                209,560

          Check
                                                                           -

(a)   Reflects the excess cash from the note offering

(b)   Reflects  the  write-off of existing  loans costs on the  refinanced debt

(c)   Reflects the fees and expenses for the senior note offering

(d)   Repay existing senior credit facility

(e)   Accrued interest on senior credit facility

(f)   New senior secured notes

                                                     Annex E-1

                                                      ANNEX E
                                                        to
                                                 CREDIT AGREEMENT

                                             WIRE TRANSFER INFORMATION

Name:                      General Electric Capital Corporation
Bank:                      Bankers Trust Company
                           New York, New York
ABA #:                     021001033
Account #:                 50232854
Account Name:              GECC/CAF Depository
Reference:                 CFC O'Sullivan Industries, Inc.

                                                                                                  EXHIBIT 4.9(d)(i)

                                            BORROWING BASE CERTIFICATE

                                            O'SULLIVAN INDUSTRIES, INC.

                                             Date: ___________, ______

         This Certificate is given by O'Sullivan  Industries,  Inc.  ("Borrower")  pursuant to subsection 4.9(d) of that certain  Credit  Agreement  dated as of  September 29, 2003  among  Borrower,  the other Credit  Parties party thereto,  the Lenders from time to time party thereto and General  Electric Capital  Corporation,  as agent for the
Lenders (as such agreement may have been amended,  restated,  supplemented or otherwise  modified from time to time the "Credit  Agreement").  Capitalized  terms used herein without  definition  shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized to execute and deliver this  Certificate  on behalf of Borrower.  By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(a)      Attached  hereto as  Schedule 1  is a calculation  of the proposed  Borrowing  Base for Borrower as of the above date;

(b)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                $__________________

(c)      Agent shall have the right to establish  or modify or eliminate  Reserves  against  Eligible  Accounts and
Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the
Closing Date that adversely  affect the  collectibility  of Accounts or the saleability of Inventory.  In addition,
Agent  reserves the right at any time to adjust any of the  criteria set forth below and to establish  new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority  Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges  that the  exercise by
Agent of any right  pursuant to this clause (c) shall have the effect of adjusting the proposed  Borrowing Base set forth above.

         IN WITNESS  WHEREOF,  Borrower has caused this  Certificate  to be executed by its  ________________  this
____ day of ___________, ____.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                         Schedule 1
                                                                                               to Exhibit 4.9(d)(i)

                                            BORROWING BASE CALCULATION

                                            O'SULLIVAN INDUSTRIES, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge-back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory that consists of any costs associated with "freight-in" charges;
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value of Borrower's Eligible Inventory
Borrowing Base (Accounts Availability plus Inventory Availability)

                                                                                                 EXHIBIT 4.9(d)(ii)

                                            BORROWING BASE CERTIFICATE

                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                             Date: ___________, ______

         This  Certificate  is  given by  O'Sullivan  Furniture  Factory  Outlet,  Inc.  ("Borrower")  pursuant  to subsection 4.9(d)  of that certain  Credit  Agreement  dated as of  September 29, 2003  among  Borrower,  the other
Credit  Parties  party  thereto,  the  Lenders  from  time to time  party  thereto  and  General  Electric  Capital
Corporation,  as agent  for the  Lenders  (as such  agreement  may have been  amended,  restated,  supplemented  or otherwise  modified from time to time the "Credit  Agreement").  Capitalized  terms used herein without  definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized to execute and deliver this  Certificate  on behalf of Borrower.  By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(d)      Attached  hereto as  Schedule 1  is a calculation  of the proposed  Borrowing  Base for Borrower as of the above date;

(e)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                $__________________

(f)      Agent shall have the right to establish  or modify or eliminate  Reserves  against  Eligible  Accounts and
Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the
Closing Date that adversely  affect the  collectibility  of Accounts or the saleability of Inventory.  In addition,
Agent  reserves the right at any time to adjust any of the  criteria set forth below and to establish  new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority  Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges  that the  exercise by
Agent of any right  pursuant to this clause (c) shall have the effect of adjusting the proposed  Borrowing Base set forth above.

         IN WITNESS  WHEREOF,  Borrower has caused this  Certificate  to be executed by its  ________________  this
____ day of ___________, ____.

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                         Schedule 1
                                                                                              to Exhibit 4.9(d)(ii)

                                            BORROWING BASE CALCULATION

                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge-back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory that consists of any costs associated with "freight-in" charges;             ___________
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value Borrower's Eligible Inventory)
Borrowing Base (Accounts Availability plus Inventory Availability)                              $

                                                                                             EXHIBIT 4.9(d)(i)(iii)

                                            BORROWING BASE CERTIFICATE

                                      O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                             Date: ___________, ______

         This  Certificate  is  given  by  O'Sullivan   Industries  -  Virginia,   Inc.  ("Borrower")  pursuant  to
subsection 4.9(d) of that certain Credit Agreement dated as of September 29, 2003  among Borrower, the other Credit
Parties party thereto,  the Lenders from time to time party thereto and General  Electric Capital  Corporation,  as agent for the Lenders (as such agreement may have been amended,  restated,  supplemented or otherwise modified from time to time the "Credit  Agreement").  Capitalized  terms used herein without  definition  shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized to execute and deliver this  Certificate  on behalf of Borrower.  By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(g)      Attached  hereto as  Schedule 1  is a calculation  of the proposed  Borrowing  Base for Borrower as of the above date;

(h)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                $__________________

(i)      Agent shall have the right to establish  or modify or eliminate  Reserves  against  Eligible  Accounts and
Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the
Closing Date that adversely  affect the  collectibility  of Accounts or the saleability of Inventory.  In addition,
Agent  reserves the right at any time to adjust any of the  criteria set forth below and to establish  new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority  Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges  that the  exercise by
Agent of any right  pursuant to this clause (c) shall have the effect of adjusting the proposed  Borrowing Base set forth above.

         IN WITNESS  WHEREOF,  Borrower has caused this  Certificate  to be executed by its  ________________  this
____ day of ___________, ____.

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                         Schedule 1
                                                                                             to Exhibit 4.9(d)(iii)

                                            BORROWING BASE CALCULATION

                                      O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that consists of any costs associated with "freight-in" charges;             ___________
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value of Borrower's Eligible Inventory)
Borrowing Base (Accounts Availability plus Inventory Availability)                              $

                                                                                                     EXHIBIT 4.9(k)

                                              COMPLIANCE CERTIFICATE

                                            O'SULLIVAN INDUSTRIES, INC.

                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                      O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                              Date: __________, _____

         This Certificate is given by O'Sullivan  Industries,  Inc.,  O'Sullivan Furniture Factory Outlet, Inc. and
O'Sullivan  Industries - Virginia,  Inc.  (each  individually  a "Borrower" and together and jointly and severally, the "Borrowers") pursuant to Section 4.9(k) of that certain Credit Agreement dated as of  September 29, 2003  among
Borrowers,  the other  Credit  Parties  party  thereto,  the  Lenders  from time to time party  thereto and General
Electric  Capital  Corporation,  as agent for the  Lenders  (as such  agreement  may have been  amended,  restated, supplemented  or otherwise  modified  from time to time,  the "Credit  Agreement").  Capitalized  terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned is duly  authorized to execute and deliver this  Certificate  on behalf of Borrowers.  By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(a)      the financial statements  delivered with this Certificate in accordance with  Section 4.9(a) and/or 4.9(b)
of the Credit Agreement fairly present in all material  respects the results of operations and financial  condition of Holdings, Borrowers and its Subsidiaries as of the dates of such financial statements;

(b)      I have  reviewed  the  terms of the  Credit  Agreement  and  have  made,  or  caused  to be made  under my supervision,  a review in reasonable  detail of the  transactions  and  conditions of the Credit Parties during the accounting period covered by such financial statements;

(c)      such review has not disclosed the existence  during or at the end of such  accounting  period,  and I have no knowledge of the  existence as of the date hereof,  of any  condition or event that  constitutes a Default or an
Event of Default,  except as set forth on Schedule 1 hereto,  which includes a description of the nature and period of existence of such Default or an Event of Default and what action  Borrower has taken,  is taking and proposes to take with respect thereto;

(d)      except as set forth on Schedule 1  hereto,  Borrowers are in  compliance  with the covenants  contained in
Sections 3.1, 3.3, 3.4, 3.5, 3.7 and 3.8 of the Credit Agreement, as demonstrated on Schedule 1 hereto;

(e)      except  as set  forth  on  Schedule 2  hereto,  subsequent  to the  date of the  most  recent  Certificate submitted by Borrowers  pursuant to  Section 4.9(k)  of the Credit  Agreement,  no Credit Party has (i) changed its name as it appears in official  filings in the jurisdiction of its  organization,  (ii) changed its chief executive office,  principal place of business,  corporate  offices,  warehouses or locations at which  Collateral is held or stored,  or the  location  of its  records  concerning  Collateral,  (iii) changed  the type of entity  that it is,
(iv) changed (or has had changed) its  organization  identification  number,  if any, issued by its jurisdiction of organization,  (v) changed  its  jurisdiction  of  organization,  (vi) changed  the  end of  its  Fiscal  Year,  or
(vii) formed any new Subsidiary or entered into any partnership or joint venture with any other Person; and

(f)      except  as set  forth  on  Schedule 3  hereto,  subsequent  to the  date of the  most  recent  Certificate submitted by Borrowers  pursuant to  Section 4.9(k)  of the Credit  Agreement,  there has been no event which would alter any of the disclosures set forth on Schedule 5.4(b) of the Credit Agreement.

         IN WITNESS WHEREOF,  Borrowers have caused this Certificate to be executed by its __________________  this
____ day of ___________, ____.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                                                                         SCHEDULE 1
                                                                                                     Exhibit 4.9(k)

ALL  AMOUNTS IN EXHIBIT  4.9(K) ARE WITHOUT  DUPLICATION  AND,  UNLESS  OTHERWISE  INDICATED,  ARE  CALCULATED  FOR
HOLDINGS AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS

                                                   INDEBTEDNESS
                                                   (Section 3.1)

Intercompany Indebtedness among Borrowers and their Subsidiaries:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Senior Notes:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $150,000,000
              In Compliance                                               Yes/No
Indebtedness secured by purchase money Liens or incurred with respect to Capital Leases:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Holdings Notes:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Industrial Revenue Bonds:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
    Indebtedness held by Affiliates as long as such Indebtedness constitutes Subordinated Debt and is not payable prior to the Termination Date:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Unsecured Indebtedness:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                                    INVESTMENTS
                                                   (Section 3.3)

Loans and advances to employees for moving, traveling and other similar expenses in the ordinary course of business:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Capital contributions to wholly-owned domestic Subsidiaries:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                              CONTINGENT OBLIGATIONS
                                                   (Section 3.4)

Contingent  Obligations  incurred  in the  ordinary  course of  business  with  respect to surety  and appeal  bonds, performance and return-of-money bonds and other similar obligations:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Other Contingent Obligations not otherwise permitted in Sections 3.4(a) through (h):
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                            RESTRICTED JUNIOR PAYMENTS
                                                   (Section 3.5)

Management fees paid:
              Actual                                                      $_______________
              Permitted                                                   $_______________
              In Compliance                                               Yes/No
Dividends paid to Holdings to permit repurchase of Stock:
              Actual (current Fiscal Year)                                $_______________
              Current (current Fiscal Year)                               $_______________
              In Compliance                                               Yes/No
              Actual (term of Credit Agreement)                           $_______________
              Permitted (term of Credit Agreement)                        $_______________
              In Compliance                                               Yes/No
Repayment of Senior Subordinated Notes:
              Actual                                                      $_______________
              Permitted                                                   $_______________
              In Compliance                                               Yes/No

                                                DISPOSAL OF ASSETS
                                                   (Section 3.7)

Describe any Asset Dispositions made during the period (list each transaction by market value of assets sold):
              _______________________________________________                                $______________
              _______________________________________________                                $______________
              _______________________________________________                                $______________
              _______________________________________________                                $______________
Permitted Asset Dispositions in a single transaction or series of related  transactions
(asset market value)                                                                         Not all or
                                                                                             substantially all of
                                                                                             assets of any Credit
                                                                                             Party or any Inventory
                                                                                             or Accounts or any
                                                                                             Stock of Borrowers or
                                                                                             Subsidiaries thereof
In Compliance                                                                                Yes/No
In Compliance                                                                                Yes/No

                                           TRANSACTIONS WITH AFFILIATES
                                                   (Section 3.8)

Directors fees paid in current Fiscal Year:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate (as to cash) for                 $500,000
              non-Affiliated Directors

              In Compliance                                               Yes/No

                                CONDITIONS OR EVENTS WHICH CONSTITUTE A DEFAULT OR
                                                 EVENT OF DEFAULT

[If any  condition or event exists that  constitutes  a Default or Event of Default,  specify  nature and period of existence  and what action Credit  Parties have taken,  is taking or proposes to take with respect  thereto;  if no condition or event exists, state "None."]

                                                                                                         SCHEDULE 2
                                                                                                     Exhibit 4.9(k)

                                           ORGANIZATION/LOCATION CHANGES

[If any Credit Party has (i) changed its name as it appears in official  filings in the state of its  organization,
(ii) changed its chief executive office,  principal place of business,  corporate offices,  warehouses or locations at which Collateral is held or stored,  or the location of its records  concerning  Collateral,  (iii) changed  the type of entity that it is,  (iv) changed  (or has had  changed) its  organization  identification  number,  if any, issued by its jurisdiction or organization,  (v) changed its jurisdiction of organization,  (vi) changed the end of its Fiscal Year,  or  (vii) formed  any new  Subsidiary or entered into any  partnership  or joint venture with any
Person, such change shall be specified below; if no such change has been made, state "None."]

                                                        26
                                                                                                     NYB 1430608.11

                                                                                                         SCHEDULE 3
                                                                                                     Exhibit 4.9(k)

                                              CAPITALIZATION CHANGES

[If with respect to any Credit Party there has been a change in authorized  Stock,  issued and outstanding Stock or the  identity  of the  holders  of any  Stock,  or if with  respect  to any  Credit  Party  there has been a change pertaining to preemptive rights or any other outstanding rights,  options,  warrants,  conversion rights or similar agreements or  understandings  for the purchase or acquisition of any Stock,  such change shall be set forth below;
if no such change has occurred, state "None."]

                                                 EXHIBIT 1.1(a)(i)
                                                        to
                                                 CREDIT AGREEMENT

                                              FORM OF REVOLVING NOTE
                                                 (Multi-Borrower)

                                                                                                 New York, New York

                                                                                     $___,___,____________ __, ____

         FOR VALUE  RECEIVED,  each of the  undersigned  (each  individually  a "Borrower"  and  collectively,  the
"Borrowers"), jointly and severally, HEREBY PROMISES TO PAY to the order of _______________________  ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION,  a Delaware  corporation,  as Agent for Lenders ("Agent"),  at its address at 335 Madison  Avenue,  12th Floor,  New York, New York, or at such other place as Agent may designate from time to time in writing,  in lawful money of the United States of America and in immediately  available funds, the amount of  _______________________  DOLLARS AND _______ CENTS  ($___,___,___) or, if less, the aggregate unpaid amount of all Revolving  Credit  Advances made to the  undersigned  under the "Credit  Agreement"  (as  hereinafter defined).  All  capitalized  terms used but not  otherwise  defined  herein have the meanings  given to them in the
Credit Agreement or in Annex A thereto.

         This Revolving Note is one of the Revolving Notes issued  pursuant to that certain Credit  Agreement dated as of September 29, 2003 by and among Borrowers,  the other Persons named therein as Credit Parties,  Agent, Lender and the other  Persons  signatory  thereto  from time to time as  Lenders  (including  all  annexes,  exhibits  and schedules thereto,  and as from time to time amended,  restated,  supplemented or otherwise modified,  the "Credit
Agreement"),  and is entitled to the benefit and security of the Credit Agreement,  the Security  Agreement and all
of the  other  Loan  Documents  referred  to  therein.  Reference  is hereby  made to the  Credit  Agreement  for a statement  of all of the terms  and  conditions  under  which the  Loans  evidenced  hereby  are made and are to be repaid.  The date and amount of each Revolving  Credit Advance made by Lenders to Borrowers,  the rates of interest applicable  thereto and each payment made on account of the  principal  thereof,  shall be recorded by Agent on its books;  provided  that the  failure  of Agent to make any such  recordation  shall not affect  the  obligations  of
Borrowers  to make a payment  when due of any amount owing under the Credit  Agreement  or this  Revolving  Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The  principal  amount of the  indebtedness  evidenced  hereby  shall be payable in the amounts and on the dates  specified  in the  Credit  Agreement,  the  terms of which are  hereby  incorporated  herein  by  reference.
Interest  thereon  shall be paid until such  principal  amount is paid in full at such  interest  rates and at such times,  and  pursuant to such  calculations,  as are  specified  in the Credit  Agreement.  The terms of the Credit
Agreement are hereby incorporated herein by reference.

         If any payment on this  Revolving  Note  becomes due and payable on a day other than a Business  Day,  the payment thereof shall be extended to the next  succeeding  Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the  occurrence  of any Event of  Default,  this  Revolving  Note may,  as  provided in the
Credit  Agreement,  and  without  presentment,   demand,  protest,  notice  of  intent  to  accelerate,  notice  of acceleration or other legal  requirement of any kind (all of which are hereby  expressly  waived by Borrowers),  be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note.

         Except as  provided  in the Credit  Agreement,  this  Revolving  Note may not be assigned by Lender to any
Person.

         THIS REVOLVING  NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE  WITH THE INTERNAL LAWS
OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                EXHIBIT 1.1(a)(ii)
                                                        to
                                                 CREDIT AGREEMENT

                                    FORM OF NOTICE OF REVOLVING CREDIT ADVANCE

___________, _____

General Electric Capital Corporation,
     for itself, as Lender, and as Agent
     for Lenders
335 Madison Avenue
12th Floor
New York, New York 10017

Attention:            O'Sullivan Industries, Inc.
                      Account Manager

Ladies and Gentlemen:

         The undersigned,  O'Sullivan Industries,  Inc. ("Borrower Representative") refers to the Credit Agreement, dated as of  September 29, 2003  (the "Credit  Agreement,"  the terms defined  therein being used herein as therein defined),  by and among the  undersigned,  the other persons named therein as Borrowers,  the other Credit  Parties signatory  thereto,  General Electric Capital  Corporation,  for itself, as Lender,  and as Agent for Lenders,  and
Lenders,  and hereby gives you notice,  irrevocably,  pursuant to Section 1.1(a) of the Credit Agreement,  that the undersigned  hereby  requests a Revolving  Credit Advance under the Credit  Agreement,  and in that connection sets forth below the information  relating to such Revolving Credit Advance as required by  Section 1.1(a) of the Credit
Agreement:

(i)      The date of the requested Revolving Credit Advance is __________, ____.

(ii)     The aggregate amount of the requested Revolving Credit Advance is $____________.

(iii)    The  requested  Revolving  Credit  Advance is [an Index Rate Loan]  [a LIBOR  Loan with a LIBOR  Period of
________].

(iv)     The requested Revolving Credit Advance is to be sent to:

                                            [Name of Bank]
                                            [City of Bank]
                                            Beneficiary:
                                            Account No.:  [number]
                                            ABA No.:  [number]
                                            Attn:  [name].

(v)      The Borrower as to the Revolving Credit Advance is ___________.

(vi)     The Revolving  Credit Advance is "Permitted  Debt" under clause 1 of the definition of "Permitted Debt" in the Senior Notes Indenture.

         The undersigned hereby certifies that all of the statements contained in Section 7.2 of the Credit
Agreement are true and correct in all material respects on the date hereof, and will be true in all material respects on the date of the requested Revolving Credit Advance, before and after giving effect thereto and to the application of the proceeds therefrom.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                         CERTIFICATE OF EXECUTIVE OFFICER

The undersigned, an executive officer of O'Sullivan Industries, Inc., a Delaware corporation (the "Company")
hereby certifies that the incurrence by the Company of the [Revolving Credit Advance] [Letter of Credit
Obligation] requested in the [foregoing Notice of Revolving Credit Advance][accompanying notice of request for
Letter of Credit] is permitted by the terms of the terms of the Indenture, dated as of November 30, 1999 relating to the issuance by the Company of its 13-3/8% Senior Subordinated Notes due 2009 among the Company, as Issuer,
O'Sullivan Industries - Virginia, Inc., as Guarantor and Norwest Bank Minnesota, National Association, as Trustee.

IN WITNESS WHEREOF, the undersigned has executed this certificate of the ___ day of _____, 20__.

                                            ___________________________
                                            By:
                                            Title:

                                                  EXHIBIT 1.2(e)
                                                        to
                                                 CREDIT AGREEMENT

                                     FORM OF NOTICE OF CONVERSION/CONTINUATION

         Reference  is made to that  certain  Credit  Agreement  dated as of  September 29, 2003  by and  among the undersigned  ("Borrower  Representative"),  the other Persons  named therein as Borrowers,  the other Persons named therein as Credit  Parties,  General  Electric  Capital  Corporation  ("Agent")  and the Lenders  from time to time signatory  thereto  (including  all  annexes,  exhibits or  schedules  thereto,  and as from time to time  amended, restated,  supplemented  or otherwise  modified,  the "Credit  Agreement").  Capitalized  terms used herein without definition are so used as defined in the Credit Agreement.

         Borrower  Representative  hereby  gives  irrevocable  notice,  pursuant  to  Section 1.2(e)  of the Credit
Agreement, of its request to:

(a)      on [ date ] convert  $[________]of  the aggregate  outstanding  principal  amount of the  [_______]  Loan, bearing  interest at the [________]  Rate, into a(n)  [________]  Loan [and, in the case of a LIBOR Loan,  having a
LIBOR Period of [_____] month(s)];

(b)      on [ date ] continue  $[________]of  the aggregate  outstanding  principal  amount of the [_______]  Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of [_____] month(s)].

         Borrower  Representative  certifies that the conversion  and/or  continuation of the Loans requested above is for the separate  account(s)  of the following  Borrowers[s]  in the following  [respective]  amount[s]:  [Name:
$_____________] and [Name:  $_______________].

         Borrower  Representative  hereby (i) certifies that all of the statements  contained in Section 7.2 of the
Credit  Agreement  are true and  correct  in all  material  respects  on the date  hereof,  and will be true in all material  respects on the date of the requested  conversion/continuation,  before and after giving  effect  thereto and (ii) reaffirms the  cross-guaranty  provisions set forth in Section 10 of the Credit Agreement and the guaranty and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          __________________________________
                                                     Name:        __________________________________
                                                     Title:       __________________________________

                                                    EXHIBIT 8.1
                                                        to
                                                 CREDIT AGREEMENT

                                               ASSIGNMENT AGREEMENT

         This  Assignment  Agreement  (this  "Agreement")  is  made  as of  ___________  __,  ____  by and  between
__________________________________   ("Assignor  Lender")  and  ________________________  ("Assignee  Lender")  and
acknowledged and consented to by GENERAL ELECTRIC CAPITAL  CORPORATION,  as agent ("Agent").  All capitalized terms used in this Agreement and not otherwise  defined herein will have the respective  meanings set forth in the Credit
Agreement as hereinafter defined.

                                                     RECITALS:

         WHEREAS,  O'SULLIVAN  INDUSTRIES,  INC., a _________  corporation,  O'SULLIVAN  FURNITURE  FACTORY OUTLET,
INC., a __________  corporation,  and O'SULLIVAN  INDUSTRIES - VIRGINIA,  INC., a _________  corporation  ("Credit
Parties"),  Agent,  Assignor Lender and other Persons  signatory  thereto as Lenders have entered into that certain
Credit Agreement dated as of September [  ], 2003 (as amended,  restated,  supplemented or otherwise  modified from time to time, the "Credit  Agreement")  pursuant to which Assignor  Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrowers;

         WHEREAS,  Assignor  Lender  desires to assign to Assignee  Lender  [all/a  portion] of its interest in the
Loans (as  described  below),  the Letter of Credit  Obligations  and the  Collateral  and to  delegate to Assignee
Lender  [all/a  portion]  of its  Commitments  and  other  duties  with  respect  to such  Loans,  Letter of Credit
Obligations and Collateral;

         WHEREAS,  Assignee  Lender  desires  to become a Lender  under the  Credit  Agreement  and to accept  such assignment and delegation from Assignor Lender; and

         WHEREAS,  Assignee  Lender desires to appoint Agent to serve as agent for Assignee Lender under the Credit
Agreement.

         NOW,  THEREFORE,  in  consideration of the premises and the agreements,  provisions,  and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

4.       ASSIGNMENT, DELEGATION, AND ACCEPTANCE

5.20     Assignment.  Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [all/such percentage] of
Assignor Lender's right, title, and interest in the Revolving Loan, Loan Documents and the Collateral as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as follows:

        Assignee Lender's Loans                    Principal Amount                        Pro Rata Share
Revolving Loan                                       $____________                              ____%

5.20     Delegation.  Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender [all/a portion]
of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to the
Pro Rata Shares set forth above.

5.20     Acceptance by Assignee Lender.  By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof.  By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

5.20     Effective Date.  Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of [the date of this
Agreement][_____ __, ____] ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below).  [Interest and Fees accrued prior to the Effective Date are for the account of
Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee
Lender.]

5.       INITIAL PAYMENT AND DELIVERY OF NOTES

5.20     Payment of the Assigned Amount.  Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section 1.1 [together with accrued interest, fees and other amounts as set forth on Schedule 2.1] (the "Assigned Amount").

5.20     Payment of Assignment Fee.  [Assignor Lender and/or Assignee Lender] will pay to Agent, for its own account in immediately available funds, not later than 12:00 noon (New York time on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to Section 8.1(a) of the
Credit Agreement.

5.20     Execution and Delivery of Notes.  Following payment of the Assigned Amount and the Assignment Fee,
Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to
Borrowers and Agent will obtain from Borrowers for delivery to [Assignor Lender and] Assignee Lender, new executed Notes evidencing Assignee Lender's [and Assignor Lender's respective] Pro Rata Share[s] in the Loans after giving effect to the assignment described in Section 1.  Each new Note will be issued in the aggregate maximum principal amount of the [applicable] Commitment [of the Lender to whom such Note is issued] OR [the
Assignee Lender].

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS

5.20     Assignee Lender's Representations, Warranties and Covenants.  Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

(a)      This Agreement is a legal, valid, and binding agreement of Assignee Lender,  enforceable  according to its terms;

(b)      The execution and performance by Assignee  Lender of its duties and  obligations  under this Agreement and the Loan Documents will not require any  registration  with,  notice to, or consent or approval by any Governmental
Authority;

(c)      Assignee  Lender is familiar with  transactions  of the kind and scope reflected in the Loan Documents and in this Agreement;

(d)      Assignee Lender has made its own independent  investigation  and appraisal of the financial  condition and affairs of each Credit Party, has conducted its own evaluation of the Loans and Letter of Credit  Obligations,  the
Loan  Documents  and each Credit  Party's  creditworthiness,  has made its decision to become a Lender to Borrowers under the Credit Agreement  independently  and without reliance upon Assignor Lender or Agent, and will continue to do so;

(e)      Assignee Lender is entering into this Agreement in the ordinary  course of its business,  and is acquiring its interest in the Loans and Letter of Credit  Obligations  for its own account and not with a view to or for sale in connection with any subsequent distribution;  provided,  however, that at all times the distribution of Assignee
Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control;

(f)      No future  assignment or  participation  granted by Assignee  Lender pursuant to Section 8.1 of the Credit
Agreement will require Assignor Lender,  Agent, or Borrower to file any registration  statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

(g)      Assignee  Lender has no loans to, written or oral agreements  with, or equity or other ownership  interest in any Credit Party;

(h)      Assignee  Lender will not enter into any written or oral  agreement  with,  or acquire any equity or other ownership interest in, any Credit Party without the prior written consent of Agent; and

(i)      As of the Effective Date,  Assignee  Lender (i) is entitled to receive  payments of principal and interest in respect of the  Obligations  without  deduction  for or on account of any taxes  imposed by the United States of
America or any political  subdivision  thereof [, (ii) is not subject to capital  adequacy or similar  requirements under  Section 1.10(a)  of the Credit  Agreement,  (iii) does not require the payment of any increased  costs under
Section 1.10(b)  of the Credit Agreement,  and (iv) is not unable to fund LIBOR Loans under  Section 1.10(b) of the
Credit  Agreement,  ] and  Assignee  Lender will  indemnify  Agent from and against all  liabilities,  obligations, losses,  damages,  penalties,  actions,  judgments,  suits,  costs, or expenses that result from Assignee  Lender's failure to fulfill its obligations  under the terms of  Section 1.11(c)  of the Credit Agreement [or from any other inaccuracy in the foregoing].

5.20     Assignor Lender's Representations, Warranties and Covenants.  Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

(a)      Assignor Lender is the legal and beneficial owner of the Assigned Amount;

(b)      This Agreement is a legal,  valid and binding agreement of Assignor Lender,  enforceable  according to its terms;

(c)      The execution and performance by Assignor  Lender of its duties and  obligations  under this Agreement and the Loan Documents will not require any  registration  with,  notice to or consent or approval by any  Governmental
Authority;

(d)      Assignor  Lender has full power and authority,  and has taken all action  necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

(e)      Assignor Lender is the legal and beneficial owner of the interests being assigned  hereby,  free and clear of any adverse claim, lien,  encumbrance,  security  interest,  restriction on transfer,  purchase option,  call or similar right of a third party; and

(f)      This Assignment by Assignor Lender to Assignee Lender complies,  in all material respects,  with the terms of the Loan Documents.

7.       LIMITATIONS OF LIABILITY

         Neither  Assignor  Lender  (except as provided in  Section 3.2)  nor Agent  makes any  representations  or warranties  of any kind,  nor assumes  any  responsibility  or  liability  whatsoever,  with regard to (a) the Loan
Documents or any other document or instrument  furnished pursuant thereto or the Revolving Loans,  Letter of Credit
Obligations or other Obligations, (b) the creation, validity,  genuineness,  enforceability,  sufficiency, value or collectibility  of any of them,  (c) the amount,  value or  existence  of the  Collateral,  (d) the  perfection  or priority of any Lien upon the  Collateral,  or (e) the financial  condition of any Credit Party or other obligor or the  performance  or observance by any Credit Party of its  obligations  under any of the Loan  Documents.  Neither
Assignor  Lender  nor Agent has or will have any duty,  either  initially  or on a  continuing  basis,  to make any investigation,  evaluation,  appraisal  of, or any  responsibility  or  liability  with  respect to the accuracy or completeness  of, any  information  provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Credit Party.  Nothing in this Agreement or in the Loan Documents  shall impose upon the Assignor  Lender or
Agent any fiduciary relationship in respect of the Assignee Lender.

8.       FAILURE TO ENFORCE

         No failure or delay on the part of Agent or  Assignor  Lender in the  exercise  of any  power,  right,  or privilege  hereunder or under any Loan Document will impair such power,  right,  or privilege or be construed to be a waiver of any  default or  acquiescence  therein.  No single or partial  exercise of any such  power,  right,  or privilege  will preclude  further  exercise  thereof or of any other right,  power,  or  privilege.  All rights and remedies  existing  under this  Agreement  are  cumulative  with,  and not  exclusive  of,  any rights or  remedies otherwise available.

9.       NOTICES

         Unless otherwise  specifically  provided herein, any notice or other  communication  required or permitted to be given will be in writing and addressed to the  respective  party as set forth below its signature  hereunder, or to such other address as the party may designate in writing to the other.

10.      AMENDMENTS AND WAIVERS

         No amendment,  modification,  termination,  or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

11.      SEVERABILITY

         Whenever  possible,  each  provision  of this  Agreement  will be  interpreted  in  such  manner  as to be effective  and valid  under  applicable  law.  In the event any  provision  of this  Agreement  is or is held to be invalid,  illegal,  or unenforceable under applicable law, such provision will be ineffective only to the extent of such  invalidity,  illegality,  or  unenforceability,  without  invalidating the remainder of such provision or the remaining  provisions  of the  Agreement.  In  addition,  in the event any  provision of or  obligation  under this
Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction,  the validity,  legality, and enforceability  of the  remaining  provisions  or  obligations  in any other  jurisdictions  will not in any way be affected or impaired thereby.

12.      SECTION TITLES

         Section and  Subsection  titles in this Agreement are included for  convenience of reference  only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

13.      SUCCESSORS AND ASSIGNS

         This Agreement  shall be binding upon and inure to the benefit of the parties hereto and their  respective successors and assigns.

14.      APPLICABLE LAW

         THIS  AGREEMENT  WILL BE  CONSTRUED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

(1)      COUNTERPARTS

         This Agreement and any  amendments,  waivers,  consents,  or supplements  may be executed in any number of counterparts  and by  different  parties  hereto in separate  counterparts,  each of which,  when so  executed  and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                                             [Signature page follows]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:                                             ASSIGNOR LENDER:

By:                                                          By:
Title:                                                       Title:

Notice Address:                                              Notice Address:

ACKNOWLEDGED AND CONSENTED TO:

GENERAL ELECTRIC CAPITAL
CORPORATION

By:
Title:

                                                                                                     NYB 1430608.11
                                                   SCHEDULE 2.1

Assignor Lender's Loans

Principal Amount
Revolving Loan                           $
Subtotal                                 $
Accrued Interest                         $
Unused Line Fee                          $
Other + or -$                            $
Total                                    $

All determined as of the Effective Date.